                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )


      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
                 BY RULE 14A-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-11(c) or
                 Section240.14a-12

                                      DOLE FOOD COMPANY, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)


Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                            DOLE FOOD COMPANY, INC.
                                 ONE DOLE DRIVE
                        WESTLAKE VILLAGE, CA 91362-7300


                                                                  April 25, 2001


Dear Fellow Stockholder:

    You are cordially invited to attend the Annual Meeting of Stockholders of Dole Food Company, Inc. ("Dole"), which will be held at Dole World Headquarters, One Dole Drive, Westlake Village, California at 10:00 a.m. on Friday, June 8, 2001.


    At the meeting, in addition to electing eight directors, your Board of Directors is asking you to approve the adoption of the Dole Food Company, Inc., 2001 Stock Option and Award Plan, to approve the reincorporation of Dole Food Company, Inc. as a Delaware corporation and to elect Arthur Andersen LLP as Dole's independent public accountants and auditors for the 2001 fiscal year. These proposals are fully set forth in the accompanying proxy statement, which you are urged to read thoroughly. For the reasons set forth in the proxy statement, your Board of Directors recommends a vote "FOR" each of the proposals. The meeting will also feature a report on the operations of Dole, followed by a question and discussion period.


    We hope that you will be able to attend the meeting. However, whether or not you plan to attend in person, please complete, sign, date and return the enclosed proxy card(s) promptly to ensure that your shares will be represented. If you do attend the meeting and wish to vote your shares personally, you may revoke your proxy.

                                          Sincerely yours,

                                          /s/ DAVID H. MURDOCK

                                          David H. Murdock
                                          CHAIRMAN OF THE BOARD AND CHIEF
                                          EXECUTIVE OFFICER

                            DOLE FOOD COMPANY, INC.
                                 ONE DOLE DRIVE
                        WESTLAKE VILLAGE, CA 91362-7300

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 8, 2001

                            ------------------------

    The Annual Meeting of Stockholders of DOLE FOOD COMPANY, INC. ("Dole") will be held at Dole World Headquarters, One Dole Drive, Westlake Village, California at 10:00 a.m. on Friday, June 8, 2001 for the following purposes:

    1. To elect eight (8) directors of Dole, each to serve until the next Annual Meeting of Stockholders and until his successor has been duly elected and qualified;

    2.  To approve Dole's 2001 Stock Option and Award Plan;


    3.  To approve the reincorporation of Dole as a Delaware corporation;


    4. To elect Arthur Andersen LLP as Dole's independent public accountants and auditors for the 2001 fiscal year; and

    5. To transact such other business as may properly come before the meeting or any adjournments thereof.

    The Board of Directors has fixed April 18, 2001 as the record date for the determination of stockholders entitled to vote at the Annual Meeting or any adjournments of the meeting.

                                          By Resolution of the Board of
                                          Directors,

                                          /s/ C. MICHAEL CARTER

                                          C. Michael Carter
                                          VICE PRESIDENT, GENERAL COUNSEL AND
                                          CORPORATE SECRETARY


April 25, 2001


        WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE,
               SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD(S).

                            DOLE FOOD COMPANY, INC.
                                 ONE DOLE DRIVE
                        WESTLAKE VILLAGE, CA 91362-7300

                            ------------------------

                                PROXY STATEMENT

                             ---------------------

    This Proxy Statement is furnished to stockholders by the Board of Directors of Dole Food Company, Inc. ("Dole") in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders to be held at Dole World Headquarters, One Dole Drive, Westlake Village, California at 10:00 a.m. on Friday, June 8, 2001, and at any adjournments thereof. Dole's principal executive offices are located at One Dole Drive, Westlake Village, California 91362-7300, and its telephone number is (818) 874-4000.


    This Proxy Statement, Notice of Annual Meeting and the accompanying proxy card(s) are being first mailed to stockholders on or about April 25, 2001. Dole's 2000 Annual Report is being mailed to stockholders concurrently with this Proxy Statement. The Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation of proxies by Dole is to be made.


GENERAL INFORMATION

    RECORD DATE:

    The Board of Directors has fixed April 18, 2001 as the Record Date for the determination of stockholders entitled to vote at the Annual Meeting or any adjournments thereof. On the Record Date, 55,850,401 shares of Dole's Common Stock were outstanding and entitled to vote at the meeting. The Common Stock is the only class of stock of Dole that is outstanding and entitled to vote at the Annual Meeting.

    MULTIPLE PROXY CARDS:

    Stockholders who own shares registered in different names or at different addresses will receive more than one proxy card. YOU MUST SIGN AND RETURN EACH OF THE PROXY CARDS RECEIVED TO ENSURE THAT ALL OF THE SHARES OWNED BY YOU ARE REPRESENTED AT THE ANNUAL MEETING.

    ABILITY TO REVOKE PROXY:

    Any stockholder who gives a proxy has the power to revoke it at any time before it is exercised by delivering to the Corporate Secretary a written notice of revocation either in person or by mail. Attendance at the Annual Meeting will not in itself constitute revocation of the proxy.

    VOTING OF PROXIES:


    Unless contrary instructions are given, the persons designated as proxy holders in the accompanying proxy card(s) (or their substitutes) will vote "FOR" the election of the Board of Directors' nominees, "FOR" the approval of Dole's 2001 Stock Option and Award Plan, "FOR" the approval of the reincorporation of Dole as a Delaware corporation, "FOR" the election of Arthur Andersen LLP as Dole's independent public accountants and auditors for the 2001 fiscal year, and in the proxy holders' discretion with regard to any other matters that may be properly presented at the meeting, and all matters incident to the conduct of the meeting.

    QUORUM:


    The presence at the meeting, in person or by proxy, of a majority of the shares of Common Stock outstanding on the Record Date will constitute a quorum. The affirmative vote of the holders of at least a majority of such quorum will be required to elect directors and to elect Arthur Andersen LLP as Dole's independent public accountants and auditors. Approval of the 2001 Stock Option and Award Plan will require the affirmative vote of the holders of at least a majority of the shares of Common Stock outstanding on the Record Date. Approval of the reincorporation of Dole as a Delaware corporation will require the affirmative vote of the holders of at least three-fourths of the shares of Common Stock outstanding on the Record Date.


    ABSTENTIONS/"BROKER NON-VOTES":

    Votes cast by proxy or in person at the Annual Meeting will be counted by the persons appointed by Dole to act as the inspectors of election for the meeting. The inspectors of election will treat shares represented by proxies that reflect abstentions or include "broker non-votes" as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions or "broker non-votes" do not constitute a vote "for" or "against" any matter and thus will be disregarded in any calculation of "votes cast." However, abstentions and "broker non-votes" will have the effect of a negative vote if an item requires the approval of a majority of a quorum or of a specified proportion of all issued and outstanding shares.

    OTHER MATTERS:

    Each share of Common Stock entitles the holder thereof to one vote on each matter to be voted on at the Annual Meeting. Under Dole's By-Laws, stockholders are not entitled to cumulate their votes in the election of directors. The By-Laws also provide that the presiding officer at the meeting may adjourn a meeting at which a quorum is present if a matter to be acted upon at the meeting requires the affirmative vote of more than a majority of a quorum at the meeting and the number of shares actually voted (and not abstaining) at such meeting is insufficient to approve of such matter.

    NOMINATIONS FOR DIRECTORS:


    Dole's By-Laws provide that nominations of candidates for election to Dole's Board of Directors may only be made by the Board or by a stockholder entitled to vote at the meeting. Any such stockholder who intends to nominate a candidate for election to the Board must deliver a notice to the Corporate Secretary setting forth (i) the name, age, business address and residence address of the nominee; (ii) the principal occupation or employment of the nominee; (iii) the number of shares of capital stock of Dole beneficially owned by the nominee; and
(iv) such other information concerning the nominee as is required under the rules of the Securities and Exchange Commission (the "SEC"). Such notice also must include a signed consent of the nominee to serve as a director of Dole, if elected. To be timely, any such notice with respect to the upcoming Annual Meeting must be delivered to the Corporate Secretary, Dole Food Company, Inc., One Dole Drive, Westlake Village, California 91362-7300, no later than 30 days prior to meeting, or May 9, 2001. Any such notice with respect to the Annual Meeting in the year 2002 must be delivered to the Corporate Secretary in accordance with the provisions of the By-Laws. If the proposed reincorporation of Dole as a Delaware corporation is approved and adopted, Dole's new By-Laws will require that appropriate notice must be delivered to the Corporate Secretary at such address no later than March 11, 2002 and no earlier than February 9, 2002. If Dole's state of incorporation is not so changed, the deadline will be 30 days prior to the date of the Annual Meeting in 2002.

                           OWNERSHIP OF COMMON STOCK

CERTAIN BENEFICIAL OWNERS

    The following table sets forth, to the best knowledge of Dole, information as to each person who beneficially owned more than 5% of Dole's Common Stock as of March 31, 2001 (unless otherwise noted).

                                                        AMOUNT AND
                                                        NATURE OF
NAME AND ADDRESS                                        BENEFICIAL       PERCENT OF
OF BENEFICIAL OWNER                                    OWNERSHIP(1)       CLASS(2)
-------------------                                    ------------      ----------
David H. Murdock ....................................   13,424,628(3)       23.9%
  One Dole Drive
  Westlake Village, CA 91362

J&W Seligman & Co. Incorporated .....................    4,232,010(4)        7.6%
  100 Park Avenue
  New York, NY 10017

Capital Research & Management Co. ...................    5,209,400(5)        9.3%
  333 South Hope Street, 55th Floor
  Los Angeles, CA 90071

Dodge & Cox. ........................................    5,930,583(6)       10.6%
  One Sansome Street, 35th Floor
  San Francisco, CA 94104

------------------------

(1) Unless otherwise indicated, each person has sole voting and dispositive power with respect to the shares shown.

(2) The percentages set forth above are calculated on the basis of the number of outstanding shares of Common Stock set forth under "General Information," plus in the case of Mr. Murdock, stock options granted to him under Dole's stock option plans to purchase 258,420 shares, which number includes all such options that are exercisable within 60 days following the Record Date (April 18, 2001).

(3) See "Security Ownership of Directors and Executive Officers" at page 4.

(4) Based on a report on Schedule 13G/A dated February 1, 2001, J.W. Seligman & Co. Incorporated and/or its affiliates had shared voting power over 3,111,600 of such shares and shared dispositive power over all such shares.

(5) Based on a report on Schedule 13G dated February 9, 2001, Capital Research & Management Co. and/or its affiliates reported sole dispositive power over all such shares.

(6) Based on a report on Schedule 13G dated February 14, 2001, Dodge & Cox and/or its affiliates had sole voting power over 5,493,083 of such shares, shared voting power over 60,300 of such shares and sole dispositive power over all such shares.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

    The following table sets forth certain information with respect to shares of Dole's Common Stock beneficially owned (or deemed to be beneficially owned), unless otherwise indicated, by Dole's directors, its Named Executive Officers (as defined under "Compensation of Executive Officers") and by all directors and executive officers of Dole as a group, as of March 31, 2001:

                                                         AMOUNT AND NATURE                PERCENT OF
NAME AND ADDRESS OF                                        OF BENEFICIAL                  OUTSTANDING
BENEFICIAL OWNER(1)                                        OWNERSHIP(2)                    SHARES(3)
-------------------                                      -----------------                -----------
David H. Murdock.......................................      13,424,628(4)(5)                23.9%
Mike Curb..............................................          49,677(6)(7)(8)                *
David A. DeLorenzo.....................................         164,515(4)(9)(10)               *
E. Rolland Dickson.....................................               0                         *
Richard M. Ferry.......................................          31,710(6)(7)                   *
James F. Gary..........................................          29,681(6)(7)(11)               *
Lawrence M. Johnson....................................             100(12)                     *
Lawrence A. Kern.......................................          42,193(4)(10)                  *
Zoltan Merszei.........................................          24,311(6)(7)                   *
Kenneth J. Kay.........................................           8,334(4)                      *
Peter M. Nolan.........................................          31,091(4)                      *
All Directors and Executive Officers as a Group
  (19 Individuals).....................................      13,897,804(4)(9)(10)            24.6%

------------------------

  * Represents less than 1% of the class of securities.

 (1) The mailing address for each of the individuals listed is Dole Food Company, Inc., One Dole Drive, Westlake Village, California 91362.

 (2) Unless otherwise indicated and except as to stock units described below, each person has sole voting and dispositive power with respect to the shares shown. Some directors and executive officers share the voting and dispositive power over their shares with their spouses as community property, joint tenants or tenants in common. Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended.

 (3) The percentages set forth above are calculated on the basis of the number of outstanding shares of Common Stock set forth under "General Information," plus, where applicable, all stock options and stock units granted under Dole's stock option and deferred stock plans that were exercisable on the Record Date (April 18, 2001) or within 60 days thereafter.

 (4) The individuals and group indicated beneficially own the following number of shares of Common Stock that may be purchased upon the exercise of employee stock options exercisable on the Record Date (April 18, 2001) or within 60 days thereafter: Mr. Murdock, 258,420; Mr. DeLorenzo, 112,668; Mr. Kay, 8,334; Mr. Kern, 35,422; Mr. Nolan, 30,509; and all directors and executive officers as a group, 540,803.

 (5) Mr. Murdock customarily maintains revolving lines of credit in conjunction with his various business activities, under which borrowings and security vary from time to time, and pursuant to which he provides collateral owned by him, including his shares in Dole. His reported holdings include 13,085,208 shares of Common Stock owned by David H. Murdock as Trustee for the David H. Murdock Living Trust dated May 28, 1986 and 81,000 shares of Common Stock owned by Mr. Murdock's sons.

 (6) The individuals indicated each beneficially own the following number of shares of Common Stock that were granted pursuant to Dole's Non-Employee Directors Stock Option Plan and that may be purchased upon the exercise of stock options exercisable on the Record Date (April 18, 2001) or within 60 days thereafter: Mr. Curb, 7,606; Mr. Ferry, 7,606; Mr. Gary, 7,606; and Mr. Merszei, 4,500.

 (7) The directors listed below each beneficially own the following number of vested stock units credited under the Non-Employee Directors Deferred Stock and Cash Compensation Plan as described on page 9 under "Remuneration of Directors": Mr. Curb, 7,757; Mr. Ferry, 10,804; Mr. Gary, 2,407; and
     Mr. Merszei, 4,011. The number of stock units received by a director is derived by dividing the amount of the director's quarterly retainer and fees by the average closing price of Dole's Common Stock over the 10 trading days ending on the day prior to the vesting of the stock units. Stock units do not have voting rights or represent a right to acquire or dispose of Common Stock within 60 days following the Record Date, because directors may elect and have elected to defer amounts otherwise payable until a termination of service or certain other events. The units are payable solely in Common Stock, carry an investment risk of ownership and accrue dividend equivalents in the form of additional stock units.

 (8) Reported holdings include 400 shares of Common Stock held by Mr. Curb as custodian for the benefit of his children.

 (9) Mr. DeLorenzo beneficially owns 9,782 vested stock units credited under Dole's Stock Ownership Enhancement Program; and all directors and executive officers as a group beneficially own 37,638 stock units. This Program enables executives to defer compensation that would otherwise be realized on option exercises and at some specified future date receive the deferred compensation in the form of Dole Common Stock. Assuming certain requirements are met, the executive participates in the Program by exercising the option and instead of receiving Common Stock, receives a certain number of stock units derived by dividing the price of the Common Stock on the date of the exercise into the amount by which the exercised option was "in the money." Stock units do not have voting rights or represent a right to acquire or dispose of Common Stock within 60 days following the Record Date, because officers may elect and have elected to defer amounts otherwise payable until a date certain, a termination of service or certain other events. The units are payable solely in Common Stock, carry an investment risk of ownership and accrue dividend equivalents in the form of additional stock units.

(10) Reported holdings include shares of Common Stock held for certain officers by Dole's Tax Deferred Investment Plan pursuant to Section 401(k) of the Internal Revenue Code of 1986, as amended.

(11) Reported holdings include 2,000 shares of Common Stock held in Mr. Gary's pension plan and 17,668 shares of Common Stock held in Gary LLC, a limited liability corporation of which Mr. Gary is the general manager and over which Mr. Gary has investment control.

(12) Reported holdings are held in a revocable trust.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

    The Articles of Association of Dole provide that the Board of Directors shall consist of not less than five nor more than 20 persons. Dole's By-Laws currently provide for eight members of the Board of Directors. The Board of Directors has recently voted to recommend the election of the following individuals, all of whom, except Dr. Dickson and Mr. Johnson, are incumbents, for a term of one year and until their successors are duly elected and qualified:

Mike Curb                                 Lawrence M. Johnson
David A. DeLorenzo                        Lawrence A. Kern
E. Rolland Dickson                        Zoltan Merszei
Richard M. Ferry                          David H. Murdock

    Each of the current members of the Board was elected by stockholders at the last Annual Meeting held on May 11, 2000, except for Mr. Kern, who was elected by the Board of Directors on February 8, 2001 to fill the vacancy created by the resignation of Elaine L. Chao upon her confirmation as Secretary of the United States Department of Labor.

    Unless authority to do so is withheld, the persons named in each proxy card (or their substitutes) will vote the shares represented thereby "FOR" the election of the director nominees named above. In case any of such nominees becomes unable to serve or unavailable for election to the Board of Directors, which is not anticipated, the persons named as proxies (or their substitutes) have full discretion and authority to vote for any other nominee of the Board.

    The following brief statements contain biographical information with respect to each of the nominees for election as a director, including their principal occupations for at least the past five years, as of March 31, 2001.

                            YEAR
                          ELECTED
                            AS A
NAME                      DIRECTOR     AGE               PRINCIPAL OCCUPATION AND OTHER INFORMATION
----                      --------   --------   ------------------------------------------------------------
David H. Murdock........   1985         77      Chairman of the Board and Chief Executive Officer and
                                                Director of Dole since July 1985. Chairman of the Board,
                                                Chief Executive Officer and Director of Castle & Cooke, Inc.
                                                (indirectly wholly-owned by Mr. Murdock since September
                                                2000) since October 1995. Since June 1982, Chairman of the
                                                Board and Chief Executive Officer of Flexi-Van Leasing,
                                                Inc., a Delaware corporation wholly-owned by Mr. Murdock.
                                                Sole owner and developer of the Sherwood Country Club in
                                                Ventura County, California, and numerous other real estate developments; also sole stockholder of numerous corporations engaged in a variety of business ventures and in the
                                                manufacture of textile-related products, and industrial and building products.

Mike Curb...............   1985         56      Chairman of the Board of Curb Records, Inc., a record
                                                company, and Curb Entertainment International Corp., an
                                                entertainment company. Mr. Curb served as Lieutenant
                                                Governor of the State of California from 1978 to 1982, and served as Chairman of the National Conference of Lieutenant
                                                Governors during 1982. Mr. Curb served as Chairman of the
                                                Republican National Finance Committee from August 1982 to
                                                January 1985. Mr. Curb is also a director of various
                                                community organizations.

                            YEAR
                          ELECTED
                            AS A
NAME                      DIRECTOR     AGE               PRINCIPAL OCCUPATION AND OTHER INFORMATION
----                      --------   --------   ------------------------------------------------------------
David A. DeLorenzo......   1991         54      Vice Chairman of Dole since February 2001. President and
                                                Chief Operating Officer of Dole from March 1996 to February
                                                2001. President of Dole Food Company-International from
                                                September 1993 to March 1996. Executive Vice President of
                                                Dole from July 1990 to March 1996. Director of Dole since
                                                February 1991. President of Dole Fresh Fruit Company from
                                                September 1986 to June 1992.

E. Rolland Dickson,       Nominee
  M.D...................                67      Chair, Mayo Foundation Development Committee since 2001.
                                                Director for Development of Mayo Foundation for Medical
                                                Education and Research since 1992. Mary Lowell Leary
                                                Professor of Medicine at Mayo Clinic/Mayo Foundation since
                                                1987. Dr. Dickson also serves on the Board of Directors of
                                                NeoRx Corporation.

Richard M. Ferry........   1991         63      Chairman of the Board and Director of Korn/Ferry
                                                International, an international executive search firm.
                                                Mr. Ferry also serves on the Boards of Directors of Avery
                                                Dennison Corporation, Pacific Life Insurance Company and
                                                Mrs. Fields' Original Cookies, Inc., as well as a number of privately held and not-for-profit corporations.

Lawrence M. Johnson.....  Nominee       60      Former Chairman and Chief Executive Officer of Pacific
                                                Century Financial Corporation and its principal subsidiary,
                                                Bank of Hawaii (from 1994; retired November 2000). Mr.
                                                Johnson serves on the boards of the East-West Center, Hawaii
                                                Pacific University, Hawaii Preparatory Academy, Hawaii
                                                Community Foundation, The Japan-America Society of Hawaii,
                                                Marimed Foundation, Pacific Basin Economic Council and The
                                                Nature Conservancy of Hawaii and a number of community
                                                organizations.

Lawrence A. Kern........   2001         53      President and Chief Operating Officer and Director of Dole
                                                since February 2001. President of Dole Fresh Vegetables,
                                                Inc. from January 2000 to February 2001 and from January
                                                1993 to December 1999. President and Chief Operating Officer
                                                of Apio, Inc. from December 1999 to January 2000.

Zoltan Merszei..........   1996         78      Former Chairman, President and Chief Executive Officer of
                                                the Dow Chemical Company (retired in 1979). Former Vice
                                                Chairman and President of Occidental Petroleum Corporation
                                                (retired in 1989). Mr. Merszei currently serves as a
                                                technical consultant to a variety of United States and
                                                foreign corporations. Mr. Merszei also serves on the Boards of Directors of the Budd Company, Hong Leong Corporation,
                                                Thyssen Budd Automotive Corporation and Thyssen Henschel
                                                America, Inc.


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF
                     EACH OF THE NOMINEES DESCRIBED ABOVE.

COMMITTEES OF THE BOARD OF DIRECTORS

    There are three standing committees of the Board of Directors: the Executive, Finance and Nominating Committee ("Executive Committee"); the Audit Committee; and the Corporate Compensation and Benefits Committee ("Compensation Committee").

    EXECUTIVE COMMITTEE:

    The present members of the Executive Committee are David H. Murdock, Chairman, Mike Curb and Richard M. Ferry. The primary purposes of the committee are (1) to exercise, during intervals between meetings of the Board of Directors and subject to certain limitations, all of the powers of the full Board; (2) to monitor and advise the Board on strategic business and financial planning for Dole; and (3) to deal with matters relating to the directors of Dole. During the 2000 fiscal year, the committee did not meet, but acted by unanimous written consent. The Executive Committee will consider nominees, if any, for the election to the Board of Directors who are recommended by stockholders in accordance with the provisions of Dole's By-Laws, which provisions are described above under "General Information."

    AUDIT COMMITTEE:

    The Audit Committee is comprised entirely of directors who are not employees or former employees of Dole. The present members of the Audit Committee are Richard M. Ferry, Chairman, James F. Gary and Zoltan Merszei. The Committee is responsible for monitoring and reviewing accounting methods adopted by Dole, internal accounting procedures and controls, and audit plans. The Audit Committee receives directly the reports of Dole's independent public accountants and internal audit staff. It meets periodically both with the independent public accountants and internal auditors to review audit results and the adequacy of Dole's system of internal controls. The Audit Committee also recommends to the Board the selection of Dole's independent public accountants and auditors. During the 2000 fiscal year, the committee held seven meetings. The Board of Directors has adopted a written charter for the Audit Committee, which is attached to this Proxy Statement as Appendix B. The Board of Directors determined, on March 22, 2001, that each of the members of the Audit Committee is independent, as independent is defined in Sections 303.01(B)(2)(a) and
(3) of the listing standards of the New York Stock Exchange.

    COMPENSATION COMMITTEE:

    The Compensation Committee is comprised entirely of directors who are not employees or former employees of Dole. The present members of the Compensation Committee are James F. Gary, Chairman, Mike Curb and Zoltan Merszei. This committee is responsible for reviewing the compensation and benefits policies and practices of Dole and for overseeing its employee stock and cash incentive plans. During the 2000 fiscal year, the committee held six meetings.

MEETINGS OF THE BOARD OF DIRECTORS

    During the 2000 fiscal year, there were eight meetings of the Board of Directors. The six incumbent directors who served in fiscal year 2000 attended at least 75% of the aggregate number of meetings of the Board of Directors and of the committees on which they served.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires that executive officers, directors, and holders of more than 10% of a company's registered class of securities file reports of their ownership of a company's securities with the SEC. Based on a review of these reports or written representations from certain reporting persons that no Forms 5 were required, Dole believes that its reporting persons complied with all applicable filing requirements, except one report concerning the acquisition of 130 shares by one of Mr. Murdock's sons and one report concerning the acquisition of 14 shares by Roberta Wieman, who is a Vice President of Dole.

REMUNERATION OF DIRECTORS

    Directors who are not employees of Dole ("Non-Employee Directors") are compensated for their services as follows:

    - An annual retainer fee of $24,000, payable in equal quarterly installments.

    - A fee of $2,000 for each regularly scheduled meeting of the Board of Directors attended, and a fee of $500 for each telephonic meeting of the Board of Directors in which the Non-Employee Director participates.

    - A fee of $1,000 for each committee meeting attended, a fee of $500 for each telephonic committee meeting in which the Non-Employee Director participates and a fee of $2,500 per year for service as chairperson of the Audit and of the Compensation Committees.

    - An annual stock option grant of 1,500 options pursuant to the Non-Employee Directors Stock Option Plan approved by stockholders in 1995. The options become exercisable in three equal annual installments and have a 10-year term, subject to earlier termination upon termination of service. (On February 15, 2000, Non-Employee Directors each received an annual grant of 1,500 options at an exercise price of $16.75 (the market price)).

    Pursuant to Dole's Non-Employee Directors Deferred Stock and Cash Compensation Plan, one-half of each Non-Employee Director's annual retainer fee is automatically allocated to stock units payable solely in Common Stock following a director's termination of service. Non-Employee Directors may elect to receive their remaining compensation in cash or to defer all or part of their remaining compensation in additional stock units or deferred cash accounts. During 2000, deferred cash accounts in the plan were credited with an interest rate of approximately 7.0%.

    On March 22, 2001, the Board of Directors approved amendments to the Non-Employee Directors Stock Option Plan and the Non-Employee Directors Deferred Stock and Cash Compensation Plans. These amendments relate to the circumstances under which an accelerated vesting of unvested options shall occur and certain definitions relevant thereto. The amendments are included in Exhibit 10.10 to Dole's annual report on Form 10-K for the fiscal year ended December 30, 2000.

    The reasonable expenses incurred by each director in connection with his or her duties as a director are also reimbursed by Dole, including the expenses incurred by directors' spouses in accompanying the directors to one Board meeting each year. A Board member who is also an employee of Dole does not receive compensation for service as a director.

                       COMPENSATION OF EXECUTIVE OFFICERS

    Except as noted, the following table sets forth for Dole's fiscal years ended December 30, 2000, January 1, 2000 and January 2, 1999, in prescribed format, the compensation for services in all capacities to Dole and its subsidiaries of those persons who were the Chief Executive Officer and the other four most highly compensated persons who were executive officers of Dole and its subsidiaries at December 30, 2000 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                       LONG-TERM COMPENSATION AWARDS
                                                   ANNUAL                          -------------------------------------
                                                COMPENSATION                       SECURITIES
                                            ---------------------   OTHER ANNUAL   UNDERLYING       LTIP      ALL OTHER
NAME AND PRINCIPAL POSITION        YEAR     SALARY $   BONUS $(1)    COMP. $(2)    OPTIONS (#)   PAYOUTS(3)   COMP. $(4)
---------------------------      --------   --------   ----------   ------------   -----------   ----------   ----------
David H. Murdock(5)............    2000     $800,000    $180,000      $      0       100,000       $14,313     $28,627
  Chairman & CEO, Dole Food        1999     $800,000    $      0      $      0       200,000       $21,470     $42,940(6)
  Company, Inc.                    1998     $800,000    $      0      $      0        75,000       $     0

David A. DeLorenzo(7)..........    2000     $600,000    $117,000      $      0        50,000       $10,045     $25,190
  Vice Chairman, Dole Food         1999     $600,000    $      0      $      0       100,000       $15,067     $34,935(6)
  Company, Inc.                    1998     $557,692    $      0      $      0        50,000       $ 4,800

Kenneth J. Kay.................    2000     $400,000    $100,000      $      0        25,000       $     0     $     0
  Vice President & Chief           1999     $ 23,077    $      0      $100,000(8)     25,000(8)    $     0     $     0
  Financial Officer,
  Dole Food Company, Inc.

Lawrence A. Kern(9)(10)(11)....    2000     $373,077    $405,000      $      0        70,000       $10,356     $ 5,100
  President & COO, Dole            1999     $321,154    $162,500      $100,000(12)    15,000       $ 5,178     $15,156(6)
  Food Company, Inc.               1998     $276,923    $225,000      $      0         8,200       $ 4,800

Peter M. Nolan.................    2000     $354,231    $213,750      $      0        22,500       $ 9,897     $ 5,100
  President--Dole North            1999     $250,000    $187,500      $      0        26,000       $ 4,949     $14,697(6)
  America Operations               1998     $238,462    $187,500      $      0         7,200       $ 4,800

------------------------

(1) Bonus amounts shown reflect payments made in the subsequent year with respect to performance for the identified year.

(2) Does not include perquisites that total the lesser of $50,000 or 10% of the reported annual salary and bonus for any year.


(3) These amounts represent sums earned and payable under the terms of Dole's 1998 Combined Annual and Long-Term Incentive Plan for Executive Officers (the "1998 Plan") through fiscal 2000. 50% of these amounts were paid in cash and 50% were paid in Common Stock at a price of $16.30 per share, with cash paid in lieu of fractional shares. For information regarding payment opportunities under unvested 1998 Plan awards made prior to 2000, see the table entitled "Long-Term Incentive Plan--Awards in Last Fiscal Year" and accompanying text at page 18.



(4) The amounts shown in this column include the dollar value of amounts earned but not paid or payable under the 1998 Plan and contributions by Dole under Dole's tax deferred investment plans for the benefit of the individuals listed in an amount of $5,100 for each individual except Mr. Murdock, but do not include payments made to Mr. Murdock under Dole's defined benefit pension plan. See "Pension Plans" at page 20.

(5) Mr. Murdock also holds positions with certain business entities he owns that are not controlled directly or indirectly by Dole, which other entities pay compensation and may provide fringe benefits to Mr. Murdock for his services.


(6) Amounts in addition to Dole's contribution under Dole's tax deferred investment plans (see footnote 4 above) reflect amounts vested for the two-year period 1998 through 1999 ("Cycle 1") under the 1998 Plan, which are payable in annual installments of one-third of the sum remaining after each payout until the remaining sum is less than $15,000, in which case the full remaining sum will be paid out.


(7) Mr. DeLorenzo was elected Vice Chairman of Dole in February 2001. Prior to that date, Mr. DeLorenzo was President and Chief Operating Officer of Dole.

(8) Mr. Kay joined Dole in December 1999, at which time he receive an initial grant of 25,000 options and a hiring bonus of $100,000.

(9) Mr. Kern was elected President and Chief Operating Officer of Dole in February 2001. Prior to that date, Mr. Kern was President of Dole Worldwide Fresh Vegetables, Packaged Salads and Non-Tropical Fresh Fruit.

(10) In connection with Mr. Kern's election as President and Chief Operating Officer of Dole and his relocation to Southern California, Dole agreed to make Mr. Kern a $500,000 secured, interest-free loan (repayable in five annual installments) to assist him in the purchase of a home.

(11) In 2001 in connection with his promotion and transfer to Southern California, Dole agreed to pay Mr. Kern annual compensation in addition to his base salary in an after-tax amount of $100,000 for five years commencing in 2002 (or the balance in a lump sum upon termination of employment without cause, as such term is defined in the agreement).

(12) Mr. Kern voluntarily left the employ of Dole in December 1999. Dole then entered into a Consulting Agreement with Mr. Kern, pursuant to which he would provide services to Dole on an as needed basis to assist in the transition of his responsibilities. This amount is the first installment of consulting fees Mr. Kern earned by the terms of the Consulting Agreement. Upon Mr. Kern's reemployment by Dole in January 2000, the Consulting Agreement was canceled and no further sums were due to Mr. Kern thereunder.

            EMPLOYMENT, SEVERANCE AND CHANGE OF CONTROL ARRANGEMENTS

    Some of Dole's benefit plans (including the 1991 Stock Option and Award Plan, as amended (the "1991 Plan"), and the 1998 Combined Annual and Long-Term Incentive Plan for Executive Officers (the "1998 Plan")) provide for an acceleration of benefits and various other customary adjustments if a change of control or other reorganization occurs. Pursuant to the 1998 Plan, if a participant's employment is terminated for certain reasons, pro-rata payments may be made prior to the completion of the applicable year or cycle, provided the Compensation Committee determines that the applicable performance goals have been met through the date of such termination or event and provided that the amount of any early payout is proportionately reduced to reflect the time value of the early payout.

    On March 22, 2001, the Board of Directors approved amendments to Dole's option, incentive and retirement plans. These amendments, among other things, put in place a uniform definition of Change of Control, set forth the circumstances under which an accelerated vesting of theretofore unvested options shall occur and revise arbitration provisions so as to provide that an employee may only be awarded attorneys fees if the employee is the prevailing party (under the pre-amendment provisions, an employee was entitled to recover his or her attorneys fees so long as the arbitrator determined that the employee's claim was made in good faith, even if the employee was not the prevailing party in the arbitration). The amendments are set forth in Exhibit 10.10 to Dole's annual report on Form 10-K for the fiscal year ended December 30, 2000. The definitions are summarized below under "Employment, Severence and Change of Control Arrangements--Change of Control Agreements--Definitions."

CHANGE OF CONTROL AGREEMENTS

    In line with the practice at numerous public companies, Dole recognizes that the possibility of a change of control of Dole may result in the departure or distraction of management to the detriment of Dole and its stockholders. On March 22, 2001, Dole put in place a program to offer Change of Control Agreements to each of the executive officers of Dole and certain other officers and employees of Dole (each person accepting a Change of Control Agreement is an "Employee"). No Change of Control Agreements have been entered into as of the date of this Proxy Statement, although Dole has no reason to believe that any officer or employee will refuse to accept a Change of Control Agreement. The following summarizes the material provisions of the Change of Control Agreements. Dole has been advised by its executive compensation consultants that the benefits provided under the Change of Control Agreements are within the range of customary practices of other public companies. In addition, the Compensation Committee retained its own legal counsel to advise it in its deliberations with respect to the Change of Control Agreements.

    BENEFITS FOLLOWING CHANGE OF CONTROL AND TERMINATION OF EMPLOYMENT:

    If, during the period beginning on the Change of Control Date and ending on the second anniversary of the date on which the Change of Control becomes effective (the "Protected Period"), the Employee's employment is terminated, the Employee will receive the amounts and benefits stated under "Amount of Severance Pay and Benefits Following Qualified Termination," unless employment is
(a) terminated by Dole for Cause or (b) terminated by the Employee other than for Good Reason (a termination other than under clause (a) or (b) during a Protected Period is a "Qualified Termination"). If employment is terminated under clause (a) or (b), the Employee will only be entitled to receive the sum of (1) the Employee's annual base salary through the date of termination to the extent not theretofore paid and (2) any compensation previously deferred by the Employee (together with any accrued interest or earnings thereon) pursuant to outstanding elections and/or any accrued vacation pay or paid time off, in each case to the extent not theretofore paid ("Accrued Obligations").

    No benefits are payable under the Change of Control Agreements unless a Change of Control actually occurs and a Qualified Termination occurs. If a Change of Control via a Fundamental Transaction or an Asset Sale is consummated, there is a look-back period (a "Look-Back Period") to protect the Employee against the possibility that he or she was actually or constructively terminated without Cause in anticipation of the Change of Control. If, prior to the first Change of Control Date, employment with Dole terminates other than during a Look-Back Period, then all of the Employee's rights under the Change of Control Agreement terminate, and the Change of Control Agreement will be deemed to have been terminated on the date of termination. After the first Change of Control Date, the Change of Control Agreement may only be modified or terminated by a writing signed by both Dole and the Employee. Before the first Change of Control Date, however, Dole can unilaterally modify or terminate the Change of Control Agreement, but such unilateral modification or termination will not be effective until the second anniversary of the date on which Dole first gives the Employee express written notice of the unilateral modification or termination (the "Modification Effective Date"). The unilateral modification or termination shall never become effective, however if (1) a Change of Control Date occurs before the Modification Effective Date and (2) employment is terminated during the Protected Period in respect of such Change of Control Date. Dole's obligation to make any payment provided for in the Change of Control Agreements will be subject to and conditioned upon the Employee's execution of a standard release form.

    AMOUNT OF SEVERANCE PAY AND BENEFITS FOLLOWING QUALIFIED TERMINATION

    The Employees will be placed into one of three categories, each providing a different level of severance pay and benefits if a Qualified Termination occurs.

CATEGORY 1

    - An amount in cash equal to three times the Employee's annual base salary;

    - An amount in cash equal to three times the Employee's target bonus;

    - An amount in cash equal to three times $10,000, in lieu of any other health and welfare benefits (including medical, life, disability, accident and other insurance, car allowance or other health and welfare plans, programs, policies or practices or understandings) and other taxable perquisites and fringe benefits to which the Employee or the Employee's family may have been entitled.

    - An amount in cash equal to the pro rata portion of the greater of (i) the Employee's target benefits under Dole's Long Term Incentive Plan (the "LTIP") and (ii) the Employee's actual benefits under the LTIP;

    - If, at the time of Qualified Termination, the Employee would have been eligible for a benefit under either (i) the Dole Food Company Supplementary Executive Retirement Plan ("SERP") or (ii) a Defined Benefit Plan (as defined in the SERP) were it not for the requirement of at least five (5) years of service with Dole, an amount in cash will be payable to the Employee equal to the actuarial equivalent of such retirement benefit. If for any reason, a benefit is payable under the Defined Benefit Plan, the payments made to the Employee under this clause shall be reduced by the actuarial equivalent of such benefits payable under the Defined Benefit Plan.

    - An amount in cash equal to the aggregate amount of the Accrued
      Obligations;

    - An amount in cash equal to the pro rata portion of the Employee's target bonus for the fiscal year in which the date of termination occurs; and

    - An amount in cash equal to any reimbursement for outstanding reimbursable expenses.

    - If it is determined that any payment or distribution by Dole to the Employee or for the Employee's benefit (whether paid or payable or distributed or distributable under the Change of Control Agreement or otherwise, but determined without regard to any additional payments required under this clause (a "Payment") would be subject to the excise tax imposed by Section 4999 of the United States Internal Revenue Code or any interest or penalties are incurred by the Employee with respect to such excise tax (such excise tax, together with any such interest and penalties, are collectively the "Excise Tax"), then the Employee will be entitled to receive from Dole an additional payment (a "Gross-Up Payment"). The Gross-Up Payment will equal an amount such that after payment by the Employee of all taxes (including any interest or penalties imposed with respect to such taxes), the Employee will retain an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

CATEGORY 2

    - An amount in cash equal to two times the Employee's annual base salary;

    - An amount in cash equal to two times the Employee's target bonus;

    - An amount in cash equal to two times $10,000, in lieu of any other health and welfare benefits (including medical, life, disability, accident and other insurance or other health and welfare plans, programs, policies or practices or understandings) and other taxable perquisites and fringe benefits to which the Employee or the Employee's family may have been entitled.

    - An amount in cash equal to the pro rata portion of the greater of (i) the Employee's target benefits under the LTIP and (ii) the Employee's actual benefits under the LTIP;

    - An amount in cash equal to the aggregate amount of the Accrued
      Obligations;

    - An amount in cash equal to the pro rata portion of the Employee's target bonus for the fiscal year in which the date of termination occurs; and

    - An amount in cash equal to any reimbursement for outstanding reimbursable expenses.

    - If any payments or benefits under the Change of Control Agreement, after taking into account all other payments or benefits to which the Employee is entitled from Dole, or any affiliate thereof, are more likely than not to result in a loss of a deduction to Dole by reason of Section 280G of the United States Internal Revenue Code or any successor provision to that section, such payments and benefits will be reduced to the extent required to avoid such loss of deduction.

CATEGORY 3

    - An amount in cash equal to two times the Employee's annual base salary;

    - An amount in cash equal to two times the Employee's target bonus;

    - An amount in cash equal to two times $10,000, in lieu of any other health and welfare benefits (including medical, life, disability, accident and other insurance or other health and welfare plans, programs, policies or practices or understandings) and other taxable perquisites and fringe benefits to which the Employee or the Employee's family may have been entitled.

    - An amount in cash equal to the aggregate amount of the Accrued
      Obligations;

    - An amount in cash equal to the pro rata portion of the Employee's target bonus for the fiscal year in which the date of termination occurs; and

    - An amount in cash equal to any reimbursement for outstanding reimbursable expenses.

    - If any payments or benefits under the Change of Control Agreement, after taking into account all other payments or benefits to which the Employee is entitled from Dole, or any affiliate thereof, are more likely than not to result in a loss of a deduction to Dole by reason of Section 280G of the United States Internal Revenue Code or any successor provision to that section, such payments and benefits will be reduced to the extent required to avoid such loss of deduction.

    All of the three categories will have the following benefits relating to accelerated vesting of options and option exercise periods:

    All of the Employee's unvested options granted pursuant to such plans or agreements (whenever granted) shall be deemed to vest immediately prior to the first time that one or both of the following conditions are satisfied: (a) a Change of Control occurs; or (b) the shares of common stock of Dole are not listed on either the New York Stock Exchange or the National Market System of the Nasdaq Stock Market, and neither the Board of Directors of Dole nor any committee thereof nor any other person shall have any discretion, right or power whatsoever to block, delay or impose any condition upon such vesting. If a Qualified Termination occurs during a Look-Back Period, all of the Employee's unvested options shall vest immediately prior to the effectiveness or consummation of the Fundamental Transaction or the Asset Sale but not at any earlier time.

    In any circumstance where the Employee has undergone a Qualified Termination and, under Dole's Articles of Association or By-Laws or applicable law, Dole has the power to indemnify or advance expenses to the Employee in respect of any judgments, fines, settlements, losses, costs or expenses (including attorneys' fees) of any nature relating to or arising out of the Employee's activities as an agent, employee, officer or director of Dole or in any other capacity on behalf of or at the request of Dole, Dole will promptly, on written request, indemnify and advance expenses to the Employee to the fullest extent permitted by applicable law, including but not limited to making such findings and determinations and taking any and all such actions as Dole may, under applicable law, be permitted to have the discretion to take so as to effectuate such indemnification or advancement.

    Any officers who are presently covered by directors and officers insurance shall be furnished for six years following Qualified Termination with directors and officers insurance with policy limits aggregating not less than those in place at the present time and otherwise to contain substantially the same terms, conditions and exceptions as the liability insurance policies provided for directors and officers of Dole in force from time to time, provided that such terms, conditions and exceptions will not be, in the aggregate, materially less favorable to the Employee than those in effect on the date of the Change of Control Agreement and provided that such insurance can be obtained on commercially reasonable terms.

    In the event that the Employee has an employment contract or any other agreement with Dole or participates in any other plan or program that entitles the Employee to severance payments upon the termination of employment with Dole, the amount of any such severance payments will be deducted from the payments to be made to the Employee under the Change of Control Agreement. All benefits under the Change of Control Agreement also will be reduced by the amount paid to the Employee under any law, rule or regulation that requires a formal notice period, pay in lieu of notice, termination, indemnity, severance payments or similar payments or entitlements related to service, other than unemployment or social security benefits provided in the United States.

    DEFINITIONS:

    The Change of Control Agreements use a number of defined terms. The terms "Cause," "Good Reason" and "Change of Control" are given definitions that Dole has been advised by its executive compensation consultants are within the range of customary practices of other public companies. In addition, the Compensation Committee retained its own legal counsel to advise it with respect to the Change of Control Agreements. A "Change of Control" is deemed to occur if any one or more of the following conditions are satisfied:

    (1) any person, other than (a) David H. Murdock or (b) following the death of David H. Murdock, the trustee or trustees of a trust created by David H. Murdock, becomes the "Beneficial Owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation's then outstanding securities;

    (2) individuals who, as of March 23, 2001, constitute the Board of Directors of the Corporation (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board. Any individual who becomes a director subsequent to March 23, 2001 whose election, or nomination for election by the Corporation's shareholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, unless the individual's initial assumption of office occurs as a result of either an actual or threatened election contest or other actual or threatened tender offer, solicitation of proxies or consents by or on behalf of a person other than the Board;

    (3) a reorganization, merger, consolidation, recapitalization, tender offer, exchange offer or other extraordinary transaction involving Dole (a "Fundamental Transaction") becomes effective or is consummated, unless: (a) more than 50% of the outstanding voting securities of the surviving or resulting entity (including, without limitation, an entity ("parent") which as a result of such transaction owns the Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries) ("Resulting Entity") are, or are to be, Beneficially Owned, directly or indirectly, by all or substantially all of the persons who were the Beneficial Owners of the outstanding voting securities of the Corporation immediately prior to such Fundamental Transaction in substantially the same proportions as their Beneficial Ownership, immediately prior to such Fundamental Transaction, of the outstanding voting securities of the Corporation and (b) more than half of the members of the board of directors or similar body of the Resulting Entity (or its parent) were members of the Incumbent Board at the time of the execution of the initial agreement providing for such Fundamental Transaction.

    (4) A sale, transfer or any other disposition (including, without limitation, by way of spin-off, distribution, complete liquidation or dissolution) of all or substantially all of the Corporation's business and/or assets (an "Asset Sale") is consummated, unless, immediately following such consummation, all of the requirements of clauses (3)(a) and (3)(b) of this definition of Change of Control are satisfied, both with respect to the Corporation and with respect to the entity to which such business and/or assets have been sold, transferred or otherwise disposed of or its parent (a "Transferee Entity").

    The consummation or effectiveness of a Fundamental Transaction or an Asset Sale shall be deemed not to constitute a Change of Control if more than 50% of the outstanding voting securities of the Resulting Entity or the Transferee Entity, as appropriate, are, or are to be, Beneficially Owned by David H. Murdock.

    "Corporation" means Dole Food Company, Inc., a Hawaii corporation, and its successors. For purposes of this definition of Corporation, after the consummation of a Fundamental Transaction or an Asset Sale, the term "successor" shall include, without limitation, the Resulting Entity or Transferee Entity, respectively.

    "Dole" means the Corporation and/or its subsidiaries.

                   OPTION/SAR GRANTS IN THE LAST FISCAL YEAR

    The following table provides information concerning individual grants of stock options made during fiscal 2000 to each of the Named Executive Officers. No SARs have been granted to these persons.

                                                INDIVIDUAL GRANTS
                         ----------------------------------------------------------------               POTENTIAL REALIZABLE
                                             PERCENT OF TOTAL                                             VALUE AT ASSUMED
                             NUMBER OF         OPTIONS/SARS                                             ANNUAL RATES OF STOCK
                            SECURITIES          GRANTED TO                                             PRICE APPRECIATION FOR
                            UNDERLYING          EMPLOYEES       EXERCISE OR                               OPTION TERM(1)(2)
                           OPTIONS/SARS          IN LAST         BASE PRICE    EXPIRATION              -----------------------
NAME                     GRANTED (#)(3)(4)     FISCAL YEAR      ($/SH)(3)(4)    DATE(5)      0%($)       5%($)       10%($)
----                     -----------------   ----------------   ------------   ----------   --------   ---------   -----------
David H. Murdock.......       100,000              14.00%         $12.688       10/19/10       0       $797,900    $2,022,100

David A. DeLorenzo.....        50,000               7.00%         $12.688       10/19/10       0       $398,950    $1,011,050

Kenneth J. Kay.........        25,000                3.5%         $12.688       10/19/10       0       $199,475    $  505,525

Lawrence A. Kern.......        20,000               2.80%         $15.312        1/30/10       0       $192,600    $  488,068
                               50,000               7.00%         $12.688       10/19/10       0       $398,950    $1,011,050

Peter M. Nolan.........         4,000                .56%         $14.375         2/6/10       0       $ 36,180    $   91,680
                               18,500               2.59%         $12.688       10/19/10       0       $147,612    $  374,089

--------------------------

    Fair Market Value of Common Stock on December 29, 2000, was $16.375, the last trading day of Dole's 2000 fiscal year.

(1) The total gain to all stockholders in respect of the October 2000 grant would be $445,641,927 at 5% annual appreciation and $1,129,182,928 at 10% annual appreciation.

(2) The amounts under the columns labeled "5%" and "10%" are included as required by rules promulgated by the SEC and are not intended to forecast future appreciation, if any, in the price of Dole's Common Stock. Such amounts are based on the assumption that the named persons hold the options granted for their full ten-year term. The actual value of the options will vary in accordance with the market price of Dole's Common Stock. The column headed "0%" is included to demonstrate that the options were granted at fair market value and optionees will not recognize any gain without an increase in the stock price, which increase benefits all stockholders commensurately. Except as noted in footnote 4 below, the terms of the option grants require a 20% increase over the exercise price before any vesting occurs.

(3) Stock options were granted under Dole's 1991 Stock Option and Award Plan, as amended (the "1991 Plan"). Options under the 1991 Plan may result in payments following the resignation, retirement or other termination of employment with Dole or its subsidiaries or as a result of a change of control of Dole (as defined in the 1991 Plan). Vested options under the 1991 Plan may be exercised within a period of 12 months following a termination by reason of death, disability or retirement, and three months following a termination for other reasons. The 1991 Plan permits the Compensation Committee, which administers the 1991 Plan, to accelerate, extend or otherwise modify benefits payable under the applicable awards in various circumstances, including a termination of employment or change in control. Under the 1991 Plan, if there is a change of control of Dole, all options become immediately exercisable.

(4) Options vest according to a schedule reflecting specific stock appreciation hurdles. Except as noted, none of the options granted in October 2000 set forth in the table vest until the stock price reaches $17.125, a 20% increase over the exercise price which reflects the market price of Dole's Common Stock on the date of grant. Options will vest in 25% increments upon achieving or exceeding specified price hurdles for a period of 30 consecutive trading days.

(5) Options were granted for a term of 10 years, subject to earlier termination in certain events such as termination of employment. See footnote 3 above.

          AGGREGATED OPTION/SAR EXERCISES IN THE LAST FISCAL YEAR AND
                       FISCAL YEAR-END OPTION/SAR VALUES

    The following table provides information concerning each exercise of stock options during fiscal 2000 by each of the Named Executive Officers and the fiscal year-end value of unexercised options.

                                                                         NUMBER OF
                                                                         SECURITIES           VALUE OF
                                                                         UNDERLYING          UNEXERCISED
                                                                        UNEXERCISED         IN-THE-MONEY
                                                                      OPTIONS/SARS AT        OPTIONS AT
                                     SHARES                            FY-END (#)(1)         FY-END ($)
                                  ACQUIRED ON                           EXERCISABLE/        EXERCISABLE/
NAME                              EXERCISE (#)   VALUE REALIZED ($)   UNEXERCISABLE(#)   UNEXERCISABLE($)(2)
----                              ------------   ------------------   ----------------   -------------------
David H. Murdock................       0                 0            258,420/450,000     $     0/$568,700
David A. DeLorenzo..............       0                 0            112,668/235,000     $     0/$284,350
Kenneth J. Kay..................       0                 0               8,334/41,666     $10,418/$113,008
Lawrence A. Kern................       0                 0             35,422/108,200     $     0/$205,610
Peter M. Nolan..................       0                 0              30,509/68,600     $     0/$108,210

------------------------

(1) Dole has two stock option plans under which awards are outstanding: the 1982 Plan and the 1991 Plan. Options under the 1991 Plan are described in footnote 3 to the table entitled "Option/SAR Grants in the Last Fiscal Year." All options available under the 1982 Plan have been granted. Vested options under the 1982 Plan may result in payments following resignation, retirement or other termination of employment with Dole or its subsidiaries or as a result of a change of control of Dole. Options under the 1982 Plan may be exercised within a period of 12 months following a disability, by the optionee's estate at any time the option could have been exercised by the optionee (if the optionee dies while an employee of Dole) and within a period of three months following a termination for all other reasons. Under the 1982 Plan, if there is a change of control of Dole (as defined in the 1982 Plan), all options become immediately exercisable.

(2) This amount represents solely the difference between the market value ($16.375) on the last trading day of Dole's fiscal year, December 29, 2000, of those unexercised options that had an exercise price below such market price (i.e., "in-the-money options") and the respective exercise prices of the options. No assumptions or representations regarding the "value" of such options are made or intended.

              LONG-TERM INCENTIVE PLAN--AWARDS IN LAST FISCAL YEAR

    The following table provides information regarding each award made to a Named Executive Officer in fiscal 2000 under the 1998 Plan:

                                                      ESTIMATED PAYOUT OPPORTUNITY (CYCLE 4)(1)
                                                  -------------------------------------------------
                                                  PERFORMANCE    FORMULA      FORMULA     FORMULA
NAME                                                PERIOD      MINIMUM(2)   TARGET(3)   MAXIMUM(3)
----                                              -----------   ----------   ---------   ----------
David H. Murdock................................   2000-2002     $16,667     $533,333    $1,666,667

David A. DeLorenzo..............................   2000-2002     $12,500     $400,000    $1,250,000

Kenneth J. Kay..................................   2000-2002     $ 4,167     $133,333    $  416,667

Lawrence A. Kern................................   2000-2002     $12,500     $394,523    $1,232,884

Peter M. Nolan..................................   2000-2002     $ 5,469     $175,000    $  546,875

------------------------

(1) The business targets established for the awards granted in 2000 were earnings per share at the consolidated level (50% weighting) and relative total stockholders return ("RTSR") measured against a peer group of companies in the MidCap Foods Index (50% weighting). If the average performance during the performance cycle is below target, the payment opportunities will be reduced and if the average performance is above target, the payment opportunities will be increased. Subject to other conditions of the award (including continued service), one-third of the awards for the three-year performance period (2000-2002) ("Cycle 4") will vest in early 2003 with one-third of the remaining payment opportunity vesting each year thereafter. Awards may become immediately payable in the event of termination of service or a change of control, and are subject to customary adjustments for recapitalization, reorganizations and similar events. The formula-determined amount of an award may be (a) further adjusted based upon performance consistency and (b) reduced by the Compensation Committee based upon an evaluation of individual performance criteria and/or other objective and subjective factors. Because of these contingencies and other conditions, the specific benefits to be paid to participants are not determinable in advance.

(2) Requires attainment of minimum target performance in one of the business criteria in one of the years in applicable performance cycle.

(3) Formula Target and Formula Maximum include the effect of actual 2000 results on aggregate payment opportunities. Amounts presented assume no increase in current base salaries during or after 2001.

    The reported amounts do not include payout opportunities under unvested long-term awards made prior to 1999 for the performance period 1998-1999 ("Cycle 1"), and two three-year performance periods (1998-2000 and 1999-2001) ("Cycle 2" and "Cycle 3"). The applicable business criteria for awards granted in 1998, 1999 and 2000 were earnings per share at the consolidated level (50% weighting) and RTSR measured against a peer group of companies in the MidCap Foods Index (50% weighting).

    Prior to the Cycle 4 award period, described above, Dole established three cycles for which awards may be earned, Cycle 1, Cycle 2 and Cycle 3. With respect to Cycle 1, which ended on December 31, 1999, one third of the award has already vested and the remaining accrued payment opportunities have been fixed and will be paid out as described in footnotes 3 and 6 to the Summary Compensation Table. There were no amounts payable under Cycle 2 as the performance targets were not met. With respect to Cycle 3, one-third of any award earned will vest in early 2002. If the average performance over the cycle is below target, the payment opportunities are reduced, and if the average performance is above target, the payment opportunity for the cycle is increased. In addition, these awards may become immediately payable in the event of termination of service or a change of control, and are subject to customary adjustments for recapitalizations, reorganizations and similar events. Dole established the performance targets for Cycle 3 utilizing earnings per share at the consolidated level (50% weighting) and RTSR measured against a peer group of companies in the MidCap Foods Index (50% weighting).

    The maximum award opportunity for Cycle 3 for each of the Named Executive Officers is as follows: Mr. Murdock--$416,667; Mr. DeLorenzo--$312,500;
Mr. Kay--$104,167; Mr. Kern--$303,942; and Mr. Nolan--$136,719.

    If the minimum performance level is not achieved on any of the business targets established by the Compensation Committee in any of the years of a cycle, no amount will be payable for that award cycle, although the levels of performance required may change between cycles and may differ within any cycle.

    The business criteria and performance targets relative to any business criterion for a given fiscal year in a cycle may vary from cycle to cycle, as the Committee prospectively establishes those factors for new cycles in which the same fiscal year is included under the 1998 Plan.

                                 PENSION PLANS

    Dole maintains a number of noncontributory pension plans that provide benefits, following retirement at age 65 or older with one or more years of credited service (or age 55 with five or more years of credited service), primarily to salaried, non-union employees of Dole on U.S. payrolls, including executive officers of Dole. Each plan provides a monthly pension to supplement personal savings and Social Security benefits. The following table shows the estimated annual benefits payable under Dole's salaried pension plan in which the Named Executive Officers participated in 2000:

                               PENSION PLAN TABLE

                                                              YEARS OF SERVICE
                                            ----------------------------------------------------
COMPENSATION                                   15         20         25         30         35
------------                                --------   --------   --------   --------   --------
$300,000..................................  $ 49,500   $ 70,950   $ 92,400   $113,850   $135,300
$400,000..................................  $ 66,000   $ 94,600   $123,200   $151,800   $180,400
$500,000..................................  $ 82,500   $118,250   $154,000   $189,750   $225,500
$600,000..................................  $ 99,000   $141,900   $184,800   $227,700   $270,600
$700,000..................................  $115,500   $165,550   $215,600   $265,650   $315,700
$800,000..................................  $132,000   $189,200   $246,400   $303,600   $360,800
$900,000..................................  $148,500   $212,850   $277,200   $341,550   $405,900
$1,000,000................................  $165,000   $236,500   $308,000   $379,500   $451,000
$1,100,000................................  $181,500   $260,150   $338,800   $417,450   $496,100
$1,200,000................................  $198,000   $283,800   $369,600   $455,400   $541,200
$1,300,000................................  $214,500   $307,450   $400,400   $493,350   $586,300
$1,400,000................................  $231,000   $331,100   $431,200   $531,300   $631,400
$1,500,000................................  $247,500   $354,750   $462,000   $569,250   $676,500

    The above table shows the estimated annual retirement benefits payable as straight life annuities without offsets for Social Security or other amounts under this plan, assuming retirement at age 65, to persons in specified compensation and years of service classifications. In general, the plan covers the following types of compensation paid by Dole: base pay, bonus, and severance pay payable under Dole's severance pay plan.

    Each year's accrued benefit under the plan is 1.1% of final average annual compensation multiplied by years of service, plus .33% of final average annual compensation multiplied by years of service in excess of 15 years. Benefits accrued as of March 31, 1992 under the prior benefit formula serve as minimum entitlements. The credited years of service and ages as of December 31, 2000 for individuals named in the Summary Compensation Table are as follows: Mr. Murdock (age 77)--15 years; Mr. DeLorenzo (age 54)--30 years; Mr. Kay (age 46)--1 year; Mr. Kern (age 53)--8 years; Mr. Nolan (age 58)--8 years. Assuming these individuals remain employed by Dole until age 65 (or later) and continue to receive compensation equal to their 2000 compensation from Dole, their annual retirement benefits at age 65 will approximate: Mr. DeLorenzo--$332,962;
Mr. Kay--$97,002; Mr. Kern--$125,018; and Mr. Nolan--$88,373. As required by the Internal Revenue Code, Mr. Murdock, who is presently over the age of 70 1/2, is receiving his current annual retirement benefit under the pension plan of $208,604.

    Generally, the Internal Revenue Code places an annual maximum limit of $135,000 (at December 31, 2000) on the benefits available to an individual under Dole's pension plans. Furthermore, the Internal Revenue Code places an annual maximum limit of $170,000 (at December 31, 2000) on compensation which may be considered in determining a participant's benefit under qualified retirement programs. If an individual's benefit under a plan exceeds the maximum annual benefit limit or the maximum compensation limit, the excess will be paid by Dole from an unfunded excess and supplemental benefit plan.

                              CERTAIN TRANSACTIONS

    The Audit Committee of the Board of Directors reviewed and approved transactions in which Mr. David H. Murdock or his affiliates had an interest. In addition to Castle & Cooke, Inc. ("Castle"), Mr. Murdock, Dole's Chairman and Chief Executive Officer, owns, among other businesses, a transportation equipment leasing company, a private dining club and a private country club, which supply products and provide services to numerous customers and patrons. During fiscal 2000, Dole paid Mr. Murdock's companies (other than Castle) an aggregate of $2,143,259 of which $2,009,947 was for the rental of truck chassis and generator sets.

    Mr. Murdock paid Dole $79,954 for the incremental cost of utilizing an airplane, owned 50% by Dole and 50% by Castle, for personal and for other business usage during 2000, which amount represents Dole's share. Mr. Murdock also reimbursed Dole a balance of $30,486 representing the difference between certain shared services provided by and to Dole.

    Mr. Murdock, a director and executive officer, and Ms. Wieman, an executive officer, of Dole also serve as directors and executive officers of privately-held entities controlled by Mr. Murdock that do not have compensation committees. Any compensation paid by those companies is within the discretion of their respective boards of directors.

TRANSACTIONS WITH CASTLE & COOKE, INC.

    On December 28, 1995, Dole distributed to its stockholders all of the common stock of Castle, Dole's former real estate and resorts operations (the "Distribution"). Mr. Murdock was also the Chairman and Chief Executive Officer of Castle and beneficially owned approximately 27% of its outstanding common stock. On September 6, 2000, following a tender offer and merger, Castle became a private company indirectly wholly-owned by Mr. Murdock.

    As partial consideration to Dole for the Distribution, Castle issued to Dole a promissory note in the principal amount of $10 million, which was repaid on December 8, 2000. The $10 million note bore interest at the rate of 7% per annum, payable quarterly. Castle incurred and paid $655,412 in interest expense in 2000, pursuant to the terms of the $10 million note.

    Pursuant to the Distribution, Dole and Castle each hold a 50% percent interest in an airplane, which was formerly owned solely by Dole. Under the Aircraft Co-Ownership Agreement, Dole and Castle agreed that each party would be responsible for the direct costs associated with its use of the airplane, and that all indirect costs would be equally shared. Dole's and Castle's proportionate shares of the direct and indirect costs for the aircraft during 2000 were $1,047,902 and $913,096, respectively. Pursuant to the agreements governing the Distribution, Dole paid Castle $54,435 for certain general and administrative services provided to Dole by Castle during 2000, including land management and workers' compensation services. Castle paid Dole $26,351 for certain general and administrative services for various services provided to Castle by Dole during 2000. During 2000, Dole also paid Castle $21,468 pursuant to three eight-year leases commencing in December 1995 for three plots of agricultural land covering approximately 1600 acres on Oahu, Hawaii. Dole expects to pay similar annual rents in future years under the leases, subject to changes in property tax payable on such properties. Dole also paid Castle $17,916 during 2000 for holding various meetings and sales functions at Castle's Lanai resort hotels. Castle purchased $261,118 of products from Dole for its retail store and hotels in Hawaii, and also paid Dole $35,971 in licensing fees pursuant to a long-term trademark license agreement.

    Additionally, effective January 1, 2000, Dole and Castle entered into an agreement to terminate Dole's office space lease in a building owned by Castle in Bakersfield, California. Pursuant to the termination agreement, Dole agreed to pay Castle rent through December 2001. Castle re-leased the property to a new tenant commencing May 1, 2000, with one-year free rent, resulting in the effective expiration of Dole's rent obligation as of April 30, 2001. Pursuant to the termination agreement, Dole also agreed to reimburse Castle for certain brokerage commissions Castle incurred in re-leasing the property. Dole paid Castle $873,288 in rent for 1999 and 2000, and $98,085 for broker's commission in 2000. Dole's remaining lease payments were $160,020 as of December 31, 2000.

    NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF DOLE'S FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING COMPENSATION COMMITTEE REPORT AND THE FOLLOWING PERFORMANCE GRAPH SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS OR ANY FUTURE FILINGS, EXCEPT TO THE EXTENT DOLE EXPRESSLY INCORPORATES SUCH REPORT OR GRAPH BY REFERENCE THEREIN. THE REPORT AND GRAPH SHALL NOT BE DEEMED SOLICITING MATERIAL OR OTHERWISE DEEMED FILED UNDER EITHER OF SUCH ACTS.

                 CORPORATE COMPENSATION AND BENEFITS COMMITTEE
                             REPORT TO STOCKHOLDERS

COMPENSATION PHILOSOPHY

    Dole's compensation philosophy is to relate the compensation of Dole's executive officers to measures of Dole performance that contribute to increased value for Dole's stockholders.

GOALS

    To assure that compensation policies appropriately consider the value Dole creates for stockholders, Dole's compensation philosophy for executive officers takes into account the following goals:

    - Executive officer compensation must be focused on enhancing stockholder value.

    - Compensation must reflect a competitive and performance-oriented environment that motivates executive officers to set and achieve aggressive goals in their respective areas of responsibility.

    - Incentive-based compensation must be contingent upon the performance of each executive officer against financial and strategic performance goals.

    - Dole's compensation policies must enable Dole to attract and retain top quality management.

    The Compensation Committee periodically reviews the components of compensation for Dole's executive officers on the basis of its philosophy and goals. Further, as the situation warrants, the Compensation Committee also retains the services of a qualified compensation consulting firm to provide recommendations to enhance the linkage of executive officer compensation to the above goals and to obtain information as to how Dole's compensation of executive officers compares with peer companies.

EXECUTIVE COMPENSATION COMPONENTS

    Dole annually evaluates the competitiveness of its executive compensation program (base salary, annual bonus, and long-term incentives) relative to comparable publicly traded companies.

    A group of nine industry peers (or "peer group") is used to annually evaluate the compensation for proxy-named officers. The peer group was identified by the Compensation Committee's executive compensation consulting firm through a comparability screening process that considered such variables as revenue size, product line diversity, and geographic scope of operation. The peer group is reviewed periodically and changes may be made based on the comparability screening process. Seven of the peer group companies are in the S&P Foods Index.

    Broader published surveys of food processing companies, as well as industry in general, are used to evaluate the competitiveness of total compensation for other Dole executives.

    Based on an analysis conducted by the Compensation Committee's executive compensation consultant in 2000, the cash compensation opportunity for executive officers of Dole as a group, consisting of salary and annual bonus, generally is consistent with the median of Dole's peers.

Generally speaking, 75th percentile pay levels can only be achieved if Dole's aggressive goals associated with its incentive compensation plans are attained. Pay levels for each executive officer, other than the Chairman and CEO, largely reflect the recommendation of the Chairman and CEO based on individual experience and breadth of knowledge, internal equity considerations, and other subjective factors. The compensation opportunity for the Chairman and CEO for 2000 was based on deliberations of the Compensation Committee of Dole, as described below under "CEO Compensation".

    Each component of the total executive compensation package emphasizes a different aspect of Dole's compensation philosophy:

    - BASE SALARY. Base salaries for executive officers (other than the Chairman and CEO whose salary is discussed below) are initially set upon hiring by management (subject to periodic review by the Compensation Committee) based on recruiting requirements (i.e., market demand), competitive pay practices, individual experience and breadth of knowledge, internal equity considerations, and other subjective factors.

    Increases to base salary are determined primarily on the basis of market movements, individual performance and contribution to Dole and involve the application of both quantifiable and subjective criteria. Salary reviews for senior executives typically occur at intervals greater than twelve months.

    - ANNUAL INCENTIVES. Dole relies to a large degree on annual incentive compensation to attract and retain executive officers of outstanding abilities and to motivate them to perform to the full extent of these abilities.

    Bonus opportunities for executive officers, as a percentage of base salary, ranged from 25% to 75% (37.5% to 112.5% for the Chairman and CEO), depending on Dole's performance relative to financial performance targets set in the first quarter of the year. Bonuses generally are payable only if the specified minimum level of financial performance is realized and may be increased to maximum levels only if substantially higher performance levels are attained. Bonus opportunities for each individual are determined on the basis of competitive bonus levels (as a percent of salary), degree of responsibility, and other subjective factors. To provide greater flexibility, the Compensation Committee may include alternative performance goals to permit awards at lower levels in appropriate circumstances.

    Generally speaking, each individual's maximum annual cash bonus equals 1.5x his or her target award level. The maximum bonus is payable only if exceptional Dole and/or divisional performance levels against pre-determined goals are achieved.

    In 2000, the bonus opportunity for Messrs. Murdock and DeLorenzo, was based upon return on average common equity ("ROE") and Net Income. While Dole did not reach the financial threshold necessary to make payments under the ROE measure, the Net Income component permitted an award opportunity for participants in the Plan. The Committee approved payments for Mr. Murdock and Mr. DeLorenzo of $180,000 and $117,000, respectively.

    - LONG-TERM INCENTIVES. Dole provides two forms of long-term incentive opportunity for senior executives: a stock option plan and a long-term incentive plan ("Long-Term Plan"). Both plans were previously approved by stockholders.

    - OPTIONS. Stock option grants represent incentives tied to future stock appreciation. Stock options are granted periodically to provide executives with a direct incentive to enhance the value of the Common Stock. Historically, awards have been granted at the fair market value of the Common Stock on the date of grant and have generally vested over a three-year period with a term of ten years.

    Since 1995, Dole has imposed specific stock appreciation hurdles for senior management. None of the options granted in 2000 will vest until the stock price reaches certain stock price targets (see table entitled "Option/SAR Grants In The Last Fiscal Year" at page 13). Options will vest in 25% increments upon the sooner of achieving or exceeding each specified price hurdle for a period of 30 consecutive trading days or three months before the end of their ten-year terms if the individual is still employed by Dole.

    Options are granted at the discretion of the Compensation Committee (based substantially on the recommendations of the Chairman and CEO as to grants for other officers) to key management positions above a specified salary level. Guidelines for stock option grants were derived from a combination of competitive market data and subjective judgments. In general, the grants for individual positions increased with the level of responsibility and the perceived impact of each position on the strategic direction of Dole. The Chairman's recommendations for individual option grants also reflected his assessment of the effect of promotions, individual performance, and other factors. An individual's outstanding stock options and current stock ownership generally were not considered when making stock option awards.

    - LONG-TERM INCENTIVE PLAN. Under the Long-Term Plan, the underlying performance measures and payout provisions were designed in a manner which the Compensation Committee believes will continue to further align executive officer compensation with stockholder returns on a long-term basis. The Long-Term Plan uses three year overlapping cycles with a look-back provision at the end of each third year. A participant's payment opportunity is adjusted up or down based on the average of the performance over the prior three years. One-third of the participant's adjusted payment opportunity vests at the end of each third year, with one-third of the remaining payment vesting annually thereafter. The Compensation Committee authorized all executive officers to participate in the Long-Term Plan. The payment opportunity under these awards was based 50% on performance relative to earnings per share ("EPS") targets, and 50% on performance relative to targets for relative total stockholder return ("RTSR") as measured against a peer group of companies in the MidCap Foods Index. The MidCap Foods Index was chosen to evaluate Dole's performance against a stock market index of food companies, which includes Dole.

    The first sums earned under this Plan were in Cycle 1, as Dole met its EPS target applicable to the first year of the Plan. One-third of the balance was paid to the participants, half in cash and half in stock, except for fractional shares which are paid in cash. The remaining two-thirds will be paid in accordance with the terms of the Plan.

    After year-end, the Compensation Committee concluded that Dole's performance against the EPS and RTSR performance measures did not meet minimum threshold requirements and therefore, no accruals will be made to the participants' award accounts for 2000 under the Long-Term Plan.

    The United States Internal Revenue Service has promulgated regulations affecting all publicly held United States corporations (the "162(m) Regulations") that interpret limits on the tax deductibility of compensation in excess of $1 million per year for certain executive officers. The Compensation Committee considers the 162(m) Regulations as one of the factors it reviews with respect to compensation matters. The Compensation Committee, generally speaking, intends to limit compensation to amounts deductible under the 162(m) Regulations, and the Compensation Committee believes that all compensation paid to executive officers in 2000 is deductible under the 162(m) Regulations. However, changes in the tax laws or interpretations, other priorities or special circumstances may result in or warrant exceptions.

EXECUTIVE STOCK OWNERSHIP GUIDELINES

    To further support Dole's goal of achieving a strong link between stockholder and executive interests, Dole has adopted stock ownership guidelines for senior executives. Senior executives have been asked to make (over a three to five year period of time) and hold investments in Dole stock or stock equivalents valued at between 50% to 100% of their base salaries. Unexercised stock options are not counted for purposes of meeting the ownership guidelines. Guidelines generally will apply to all vice presidents and above, with ownership targets increasing with level of responsibility.

CEO COMPENSATION

    The Compensation Committee reviewed Mr. Murdock's compensation relative to the compensation (base salary, annual and long-term incentives) of the peer group. It is the Compensation Committee's intent to target aggregate compensation for Mr. Murdock at approximately the median of the peer group. In establishing Mr. Murdock's compensation, the Compensation Committee considered his responsibilities with other companies and determined that Mr. Murdock devotes to Dole the time that is necessary for the effective performance of his duties.

    Under the terms of the Annual Plan, Mr. Murdock was eligible for an annual bonus ranging from 37.5% to 112.5% of base salary. Mr. Murdock's total 2000 bonus opportunity was based on ROE and Net Income. Because the Net Income component of the Annual Plan permitted an award, the Committee determined that a bonus of $180,000 be paid to Mr. Murdock for 2000 performance.

    In 2000, the Compensation Committee approved an option grant for Mr. Murdock in the amount of 100,000 options. The October 2000 grant was made at fair market value on the date of grant. Mr. Murdock participated in the Long-Term Plan, described above under LONG-TERM INCENTIVES and is not eligible for an award for the cycle ending 2000.

                                          THE CORPORATE COMPENSATION AND
                                          BENEFITS COMMITTEE

                                          James F. Gary, CHAIRMAN
                                          Mike Curb
                                          Zoltan Merszei

PERFORMANCE GRAPH

    The following graph indicates the performance of the cumulative total return to stockholders of Dole's Common Stock (including reinvested dividends) during the previous five years in comparison to the cumulative total return on the Standard & Poor's 500 Stock Index, the Standard & Poor's Foods Index and the Standard & Poor's Midcap Foods and Beverages Index.

                             DOLE FOOD COMPANY, INC
           CUMULATIVE TOTAL RETURN STOCK PRICE PERFORMANCE COMPARISON

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      S&P 500  S&P FOODS INDEX  S&P MIDCAP FOODS & BEVERAGES INDEX  DOLE FOOD COMPANY
1995     $100             $100                                $100               $100
1996     $123             $119                                $121                $98
1997     $164             $170                                $179               $133
1998     $211             $184                                $170                $88
1999     $255             $144                                $127                $49
2000     $232             $183                                $137                $50

    Assumes $100 invested on December 31, 1995 in Dole Food Company, Inc. Common Stock, the Standard & Poor's 500 Stock Index and the Standard & Poor's Foods Index and assumes reinvestment of dividends at the frequency with which dividends are paid.

               INDEPENDENT PUBLIC ACCOUNTING FIRM FEE DISCLOSURE

    During fiscal year 2000, Dole retained its independent public accountants, Arthur Andersen LLP, to provide services in the following categories and for the following amounts:

AUDIT FEES

    The aggregate fees billed by Arthur Andersen LLP for professional services rendered for the audit of Dole's annual financial statements included on Form 10-K for the fiscal year ended December 30, 2000 and for the reviews of the financial statements included in Dole's quarterly reports on Form 10-Q for that fiscal year were $1.5 million.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

    Arthur Andersen LLP did not provide any services related to financial information systems design and implementation during fiscal year 2000.

ALL OTHER FEES

    The aggregate fees billed by Arthur Andersen LLP for all other services rendered to Dole were an additional $2.4 million. This amount was primarily comprised of internal audit services and consultation with regard to various accounting, tax and financial matters.

    The Audit Committee has considered whether the provision of non-audit services by Dole's independent public accountants is compatible with maintaining auditor independence.

    NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING AUDIT COMMITTEE REPORT SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS OR ANY FUTURE FILINGS, EXCEPT TO THE EXTENT THE COMPANY EXPRESSLY INCORPORATES SUCH REPORT BY REFERENCE THEREIN. THE REPORT SHALL NOT BE DEEMED SOLICITING MATERIAL OR OTHERWISE DEEMED FILED UNDER EITHER OF SUCH ACTS.

                     AUDIT COMMITTEE REPORT TO STOCKHOLDERS

    The Audit Committee is responsible for monitoring the integrity of the Company's financial reporting process and systems of internal control relative to financial information used by the Board of Directors in making decisions. The Audit Committee is also responsible for monitoring financial information about the Company that is disseminated to shareholders, the financial community and regulatory authorities.

    The Audit Committee has a direct line of communication with the Company's independent public accountants and the Corporate Director of Internal Audit. The Audit Committee is composed entirely of independent directors, as defined by the listing standards of the New York Stock Exchange. The Board of Directors adopted an amended written Audit Committee charter on May 11, 2000. That charter was reviewed and amended by the Audit Committee again on February 8, 2001. A copy of the Audit Committee charter, as amended, is attached as Appendix B to this Proxy Statement.

    The Audit Committee has reviewed and discussed with management the Company's audited financial statements as of and for the fiscal year ended December 30, 2000. In addition, the Audit Committee has discussed with the independent public accountants the matters required to be discussed under Statement on Auditing Standards No. 61, COMMUNICATION WITH AUDIT COMMITTEES, as amended, issued by the Auditing Standards Board of the American Institute of Certified Public Accountants.

    The Audit Committee has received and reviewed the written disclosures and a letter from the independent public accountants required by Independence Standard No. 1, INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES, as amended, issued by the Independence Standards Board, and have discussed with the independent public accountants their independence.

    Based on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements referred to above be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 30, 2000.

                                          THE AUDIT COMMITTEE

                                          Richard M. Ferry, CHAIRMAN
                                          James F. Gary
                                          Zoltan Merszei

                                   PROPOSAL 2
              ADOPTION OF DOLE'S 2001 STOCK OPTION AND AWARD PLAN

    Since 1991, the 1991 Stock Option and Award Plan (the "1991 Plan") has provided long-term incentives and awards to those key employees (including executive officers) responsible for the continued success and growth of Dole and its subsidiaries. The 1991 Plan will by its own terms, however, terminate on May 14, 2001.

    Since the 1991 Plan will terminate on May 14, 2001, on March 22, 2001, the Board of Directors adopted, subject to stockholder approval, the Dole Food Company, Inc. 2001 Stock Option and Award Plan (the "2001 Plan"). The purpose of the 2001 Plan is to promote the success of Dole and its stockholders by providing a means to attract and retain key employees (including executive officers) by providing them long-term incentives to improve the financial performance of Dole.

SUMMARY DESCRIPTION OF THE 2001 PLAN

    The major provisions of the 2001 Plan, including a description of the types of awards that may be granted thereunder, are summarized below. The following summary is qualified in its entirety by reference to the complete text of the 2001 Plan which is attached as Appendix A to this Proxy Statement.

    ADMINISTRATION. The 2001 Plan will be administered by the Compensation Committee consisting of two or more members of the Board of Directors, each of whom must be a Disinterested Director, as defined in the 2001 Plan.

    GRANTS OF AWARDS. The Compensation Committee may grant awards to any officer or key employee of Dole or its subsidiaries. The aggregate limit on shares subject to grants of options and Stock Appreciation Rights ("SARs") that are granted and other share-based awards that are made in any calendar year to any individual will be 750,000 shares.


    SHARES THAT MAY BE ISSUED UNDER THE 2001 PLAN. A maximum of 2,500,000 shares of Common Stock may be issued upon the exercise of Stock Options ("Options"), SARS, pursuant to Restricted Stock Awards, Cash-Based Awards or in satisfaction of Performance Share Awards. As is customary in incentive plans of this nature, the number and kind of shares available under the 2001 Plan are subject to adjustment in the event of a reorganization or merger in which Dole is the surviving entity; or a combination, consolidation, recapitalization, stock split, stock dividend, or other similar event which changes the number or kind of shares outstanding; or a dividend or distribution of property to the stockholders which materially affects the value of the Common Stock. Shares relating to Options or SARs which are not exercised, shares relating to Restricted Stock Awards which do not vest, shares relating to Performance Share Awards which are not issued and shares relating to any award which is not exercised or which expires or is cancelled will again become available for grant purposes in the 2001 Plan to the extent consistent with Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The 2,500,000 maximum number of shares available in the 2001 Plan represents approximately 4.5% of the Common Stock issued and outstanding and eligible to vote on April 18, 2001. Upon receipt of stockholder approval, Dole plans to register the shares available under the 2001 Plan.



    STOCK OPTIONS. An Option is the right to purchase shares of Common Stock at a future date at a specified price ("Option price"). The Option price is generally the closing price for a share of Common Stock reported on the New York Stock Exchange ("fair market value") on the date of grant or such higher amount as may be determined by the Compensation Committee.


    An Option may either be an incentive stock option, as defined in the Internal Revenue Code of 1986, as amended, or a nonqualified stock option. An incentive stock option may not be granted to a person who owns more than 10% of the total combined voting power of all classes of stock of Dole and its subsidiaries unless the Option price is at least 110% of the fair market value of shares of Common Stock subject to the Option and such Option by its terms is not exercisable after expiration of five years from the date such Option is granted. The aggregate fair market value of shares of Common Stock (determined at the time the Option is granted) for which incentive stock options may be first exercisable by an Option holder during any calendar year under the 2001 Plan or any other plan of Dole or its subsidiaries may not exceed $100,000. A nonqualified stock option is not subject to any of these limitations.


    Options are not transferable by an Option holder other than by will or the laws of descent and distribution and are exercisable, during his or her lifetime, only by the Option holder. Full payment for shares purchased on the exercise of any Option must be made at the time of such exercise in cash, in shares of Common Stock having a fair market value equal to the Option price, or any combination of cash and shares. The Committee typically requires that any shares so used must have been owned at least six months before the exercise event. The 2001 Plan permits the Committee, in its discretion, to allow cashless exercise, subject to applicable securities laws, or permit payment by promissory note.



    Subject to early termination or acceleration provisions (which are summarized below), an Option is exercisable, in whole or in part, from the date specified in the related award agreement until the expiration date determined by the Compensation Committee. In no event, however, is an Option exercisable more than ten years after its date of grant.



    STOCK APPRECIATION RIGHTS. In its discretion, the Compensation Committee may grant an SAR either independently or concurrently with the grant of an Option or other Award, which SAR may extend to all or a portion of the shares covered by such other Award. An SAR typically is the right to receive payment of an amount equal to the excess of the fair market value of the Common Stock on the date of exercise of the SAR over the base or exercise price of the related Award. An SAR is only exercisable when and to the extent that the related Option is exercisable or may be exercisable only during specified circumstances in or related to a Change of Control or other extraordinary transaction. The Compensation Committee, in its discretion, may provide for payment upon exercise of an SAR to be solely in shares of Common Stock (valued at fair market value at date of exercise), in cash, or in a combination of Common Stock and cash, or leave the election of same to the participant, subject to any applicable legal requirements.



    RESTRICTED STOCK AWARDS. A Restricted Stock Award is an award of a fixed number of shares of Common Stock subject to restrictions based on the passage of time and continued employment, performance and/or other factors. The Compensation Committee specifies the price, if any, the participant must pay for such shares and the restrictions imposed on such shares which shall not terminate earlier than six months after the Award date. Restricted stock awarded to a participant may not be voluntarily or involuntarily sold, assigned, transferred, pledged or encumbered during the restricted period. The recipient of the Restricted Stock Award may be granted the right to exercise full voting rights with respect to those restricted shares during the period of restriction. The recipient may be credited with dividends paid with respect to the underlying shares granted and the Compensation Committee may apply any restrictions to the dividends that it deems appropriate to the payment of dividends declared. The aggregate amount of Restricted Shares that may be granted under the 2001 Plan is 250,000.



    PERFORMANCE UNITS, PERFORMANCE SHARE AWARDS, RESTRICTED STOCK UNITS AND CASH-BASED AWARDS. A Performance Unit, Performance Share Award, Restricted Stock Units, and/or Cash-Based Award entitles a participant to receive payments if certain objectives set forth in the related award agreement are met over a performance measurement period specified in the award agreement but not less than six months. The Compensation Committee determines the officers or key employees to be granted awards of performance shares, the time of such grants, the length of the performance measurement period and the performance objectives (based upon such person's and/or Dole's performance) to be met.

    A participant may receive payment of all, part or none of his or her Performance Shares depending upon whether the performance objectives established by the Compensation Committee in granting the Performance Share Award are met. Payments for Performance Shares shall be made after the end of the performance measurement period, shall be based upon the fair market value of shares of Common Stock, and may be in cash or in shares of Common Stock or in a combination of Common Stock and cash, all at the option of the Compensation Committee. To the extent a Performance Share Award is paid in shares of Common Stock or cash, the number of shares of Common Stock, as determined by the Compensation Committee, subject to such Award shall be charged against the maximum amount of Common Stock that may be issuable under the 2001 Plan.


    PERFORMANCE-BASED AWARDS UNDER SECTION 162(m) REGULATIONS; BUSINESS CRITERIA. Without limiting the generality of the foregoing, and in addition to Awards under other provisions of the 2001 Plan, the Compensation Committee may grant performance-based awards within the meaning of the regulations under
Section 162(m) of the Code (the "162(m) Regulations") (in addition to Options and SARs granted at Option prices at or above fair market value) based on the performance of Dole or its operating units pursuant to the following business criteria: earnings per share; net income (before or after taxes); return measures (including, but not limited to, return on assets, equity or sales); cash flow return on investments; earnings before or after taxes; share price (including, but not limited to, growth measures and total stockholder return); and cost reduction. Such Awards are earned and payable only if performance reaches specific, preestablished performance goals approved by the Compensation Committee in advance of applicable deadlines under the Code and while the performance relating to the goals remains substantially uncertain. The applicable performance measurement period may be not less than one nor more than 10 years. Performance goals may be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the goals were set.

    The eligible class of persons for these Other Performance-Based Awards is the executive officers of the Company. In no event may grants of this type of Award in any fiscal year to any participant relate to more than 500,000 shares or $10 million if payable only in cash. Before any Other Performance-Based Award is paid, the Compensation Committee must certify that the material terms of the Other Performance-Based Award were satisfied. The Compensation Committee will have discretion to determine the restrictions or other limitations on the individual Awards.

    TERMINATION OF EMPLOYMENT. Unless the Compensation Committee otherwise provides, on the date a participant is no longer employed by Dole or any of its subsidiaries for any reason, shares subject to the participant's Restricted Stock Awards which have not become vested by that date, or shares subject to the participant's Performance Units, Performance Share Awards, Restricted Stock Units, or Cash-Based Awards which have not been issued or not become issuable on such date typically will be forfeited or terminated, as the case may be, in accordance with the terms of the related award agreements. In addition, the Options held by a Participant which have not yet become exercisable shall terminate, while Options which have become exercisable must be exercised within three months from such date or twelve months from such date if the termination of employment is a result of retirement, disability or death. Such periods, however, cannot exceed the expiration dates of the Options. SARs have the same termination provisions as the Options to which they relate.


    ACCELERATION OF AWARDS. Upon the occurrence of an Event, each Option and each related SAR will immediately become exercisable, each share covered by a Restricted Stock Award will immediately vest free of restrictions, and each share covered by a Performance Unit, Performance Share Award, Restricted Stock Unit, or a Cash-Based Award will be issued to a participant. Acceleration of awards shall comply with applicable laws, including the Exchange Act and the Internal Revenue Code. An "Event" is deemed to occur if and as of the first date that one or both of the following conditions are satisfied: (a) a Change of Control occurs; or (b) Dole's common stock is not listed on either the New York Stock Exchange or the National Market System of the Nasdaq Stock Market. "Change of

Control" has the meaning described under the heading "Employment, Severance and Change of Control Arrangements--Change of Control Agreements--Definitions" in this Proxy Statement.


    TERMINATION OF OR CHANGES TO THE 2001 PLAN. The Board of Directors may terminate or amend, and the Compensation Committee, with certain exceptions, may amend the 2001 Plan. If an amendment would (i) materially increase the benefits accruing to recipients of awards under the 2001 Plan, (ii) materially increase the aggregate number of shares which may be issued under the 2001 Plan, or
(iii) materially modify the requirements as to eligibility for participation under the 2001 Plan, the amendment must be approved by the Board of Directors or the Compensation Committee, and, to the extent then required by the Internal Revenue Code or as required by any other applicable law (including Rule 16b-3 of the Exchange Act), by the stockholders. Unless previously terminated by the Board of Directors, the 2001 Plan will terminate on March 21, 2011.


    SECTION 16. The 2001 Plan is intended to conform to Rule 16b-3 under the Exchange Act. Rule 16b-3 provides certain exemptions from the liability provisions of the Exchange Act for awards to and related actions by participants subject to Section 16(b) of the Exchange Act (e.g., directors and executive officers) under plans and circumstances conforming to the requirements and conditions of the Rule. Under the 2001 Plan, the Compensation Committee may authorize Awards that do not meet these conditions and that may be "matchable" for purposes of Section 16(b).


    FEDERAL INCOME TAX TREATMENT OF NONQUALIFIED STOCK OPTIONS. A nonqualified stock option issued under the 2001 Plan does not result in any taxable income to the Option holder or deduction to Dole at the time it is granted. The Option holder generally realizes ordinary income at the time of exercise equal to the excess of the then fair market value of the shares received over the Option price. The amount of ordinary income recognized by the Option holder is deductible by Dole in the year the income is recognized. Upon a subsequent disposition of the shares, the Option holder will realize short-term or long-term capital gain or loss. Dole will not be entitled to any further deduction at that time.

    FEDERAL TAX TREATMENT OF INCENTIVE STOCK OPTIONS. An incentive stock option issued under the 2001 Plan does not result in any taxable income to the Option holder or deduction to Dole at the time it is granted or exercised, provided that the Option is exercised no later than three months after termination of employment for reasons other than retirement, disability or death (one year after termination of employment because of death, retirement or disability) and the stock is held for a period of at least two years after the date of grant and one year after the date of exercise. The excess of the fair market value of the stock received over the Option price is, however, includable in alternative taxable income potentially subject to the alternative minimum tax. The subsequent sale of the shares results in long-term capital gain on the excess of the sale price over the Option price. If, however, the Option holder disposes of the shares within two years from the date of grant or one year from the date of exercise, the difference between the fair market value of the shares at the date of exercise and the cost of such shares is taxed as ordinary income (and Dole will receive a corresponding deduction) in the year the shares are sold. Any additional gain will be taxed as a capital gain. The amount of ordinary income is limited to the excess of the selling price over the amount paid for the shares if the selling price is less than the fair market value of the shares at the date of exercise. If the shares are disposed of at a loss (sale price less than amount paid for the stock), the loss is a capital loss.

    FEDERAL TAX TREATMENT OF STOCK APPRECIATION RIGHTS. A participant is not subject to tax at the time an SAR is granted. However, shares of Common Stock or cash delivered pursuant to the exercise of an SAR is taxable as ordinary income to the participant, and Dole is entitled to a corresponding deduction equal to the income realized by the participant.

    FEDERAL TAX TREATMENT OF RESTRICTED STOCK. Except as provided in the following sentence, a participant is not taxed at the date of grant of restricted stock, but is taxed at ordinary income rates on the fair market value of any shares of stock received as the restrictions lapse. Dole is entitled to a corresponding deduction at the time the restricted stock is included in the participant's income. Any disposition of shares after the restrictions lapse is subject to the regular rules governing long-term and short-term capital gains and losses, with basis for this purpose equal to the fair market value of the shares at the end of the restricted period.

    FEDERAL TAX TREATMENT OF PERFORMANCE UNITS, PERFORMANCE SHARES, RESTRICTED STOCK UNITS, OR CASH-BASED AWARDS. A participant is taxed at ordinary income rates with respect to any cash payments and the fair market value of shares of stock received as payment for performance units, performance shares, restricted stock units, or cash-based awards at the time of the receipt of payment. Dole is entitled to a deduction for such amounts at the same time as the participant includes the payment in income.


    INCOME RESULTING FROM EVENTS. If, as a result of the occurrence of an Event, an Option holder's Options or SARs become exercisable, the restrictions on Restricted Stock Awards lapse, or shares are issued pursuant to Performance Units, Performance Share Awards, Restricted Stock Units, or Cash-Based Awards, the Option holder or participant may be deemed to have received "parachute payments," if the additional value received as a result of acceleration exceeds a certain threshold amount. In such case, the excess of the total "parachute payments" over such person's average annual compensation generally will be subject to a 20% non-deductible excise tax in addition to any income tax payable, and Dole will not be entitled to a deduction for the payments that are subject to the excise tax.


    SECTION 162(m) QUALIFICATION. Notwithstanding the foregoing discussion with respect to the deductibility of compensation under the 2001 Plan, the 162(m) Regulations would render non-deductible to Dole certain compensation in excess of $1 million paid in any year to the chief executive officer or one of the four other most highly compensated executive officers of Dole, the ("IRC Officers"), unless such excess compensation is "performance-based" (as defined under applicable IRS regulations) or is otherwise exempt from the 162(m) Regulations. The applicable conditions of an exemption for a performance-based compensation plan include, among others, a requirement that the stockholders approve the material terms of the 2001 Plan. Stock options and SARs (if granted at an option price of at lease fair market value on the date of grant) and certain (but not all) other types of Performance Share Awards that may be granted to IRC Officers under the 2001 Plan are intended to qualify for the exemption for performance-based compensation under the 162(m) Regulations. However, in light of uncertainties regarding its ultimate interpretation, no assurances can be given that all compensation intended to so qualify will in fact be deductible if the non-qualifying amount should, together with other non-exempt compensation paid to an IRC Officer, exceed $1 million.

    The number and type of awards under the 2001 Plan to be received by any eligible person cannot be determined at this time.

    The "Option/SAR Grants in the Last Fiscal Year" table on page 17 provides information concerning grants of options.

    Non-employee directors are not eligible to receive awards under the 2001
Plan.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE 2001
PLAN.

                                 PROPOSAL NO. 3
                          REINCORPORATION IN DELAWARE

INTRODUCTION

    For the reasons set forth below, the Board believes that it is in the best interests of Dole and its stockholders to change the state of incorporation of Dole from Hawaii to Delaware (the "Proposed Reincorporation"). Throughout this Proxy Statement, Dole as currently incorporated in Hawaii will be referred to as "Dole-Hawaii" and Dole as reincorporated in Delaware (which reincorporation is subject to approval of the Proposed Reincorporation by the stockholders at the Annual Meeting) will be referred to as "Dole-Delaware."

    THE BOARD RECOMMENDS A VOTE "FOR" THE REINCORPORATION PROPOSAL. THE EFFECT OF AN ABSTENTION IS THE SAME AS THAT OF A VOTE AGAINST THE PROPOSED REINCORPORATION.

    STOCKHOLDERS ARE URGED TO READ CAREFULLY THIS SECTION OF THIS PROXY STATEMENT, INCLUDING THE RELATED APPENDICES REFERENCED BELOW AND ATTACHED TO THIS PROXY STATEMENT, BEFORE VOTING ON THE PROPOSED REINCORPORATION.

    The Proposed Reincorporation will be effected by merging Dole-Hawaii into a new Delaware corporation that is a wholly-owned subsidiary of Dole-Hawaii (the "Merger"). Upon completion of the Merger, Dole-Hawaii, as a corporate entity, will cease to exist and Dole-Delaware will succeed to the assets and liabilities of Dole-Hawaii and will continue to operate the business of Dole under its current name, Dole Food Company, Inc.

    As provided by the Agreement and Plan of Merger, in the form attached hereto as Appendix C (the "Merger Agreement"), each outstanding share of Dole-Hawaii Common Stock, no par value per share, will be automatically converted into one share of Dole-Delaware Common Stock, no par value per share, at the effective time of the Merger. Each stock certificate representing issued and outstanding shares of Dole-Hawaii Common Stock will continue to represent the same number of shares of Dole-Delaware Common Stock. IT WILL NOT BE NECESSARY FOR STOCKHOLDERS TO EXCHANGE THEIR EXISTING DOLE-HAWAII STOCK CERTIFICATES FOR DOLE-DELAWARE STOCK CERTIFICATES. However, stockholders may request that their certificates be exchanged if they so choose.

    Dole-Hawaii Common Stock is listed for trading on the New York Stock Exchange and the Pacific Exchange and, after the Merger, Dole-Delaware Common Stock will be traded on the New York Stock Exchange and the Pacific Exchange under the same symbol ("DOL") as the shares of Dole-Hawaii Common Stock are currently traded. There will be no interruption in the trading of Dole's Common Stock as a result of the Merger. As of the date the Board resolved to undertake the Proposed Reincorporation, the closing price of Dole-Hawaii Common Stock on the New York Stock Exchange was $15.35 per share. The Proposed Reincorporation includes the implementation of a new certificate of incorporation and by-laws for Dole-Delaware (the "Delaware Charter" and "Delaware By-Laws") to replace the current articles of association and by-laws of Dole-Hawaii (the "Hawaii Charter" and "Hawaii By-Laws"). As a Delaware corporation, Dole-Delaware will be subject to the Delaware General Corporation Law (the "Delaware Law"). Dole-Hawaii is subject to the corporation laws of Hawaii. Differences between the Delaware Charter and By-Laws, on the one hand, and the Hawaii Charter and By-Laws, on the other hand, must be viewed in the context of the differences between the Delaware Law and the corporation law of Hawaii. These differences are discussed below under "Comparison of the Charters and By-Laws of Dole-Hawaii and Dole-Delaware and Significant Differences Between the Corporation Laws of Hawaii and Delaware."

    Under Hawaii corporation law, the affirmative vote of the holders of three-fourths of the outstanding shares of Dole-Hawaii Common Stock is required for approval of the Merger Agreement and the other terms of the Proposed Reincorporation. The Proposed Reincorporation has been approved by the members of Dole's Board, who unanimously recommend a vote in favor of the Proposed Reincorporation. If approved by the stockholders, it is anticipated that the Merger will become effective (the "Effective Time") at 11:59 p.m., Hawaii time, on June 30, 2001. However, as described in the Merger Agreement, the Merger (and thus the Proposed Reincorporation) may be abandoned or the Merger Agreement may be amended by the Board either before or after stockholder approval has been obtained (except that the principal terms may not be amended without stockholder approval) and prior to the Effective Time if, in the opinion of the Board, circumstances arise that make it inadvisable to proceed with the Proposed Reincorporation under the original terms of the Merger Agreement. As provided in the corporate law of Hawaii, stockholders of Dole-Hawaii will have appraisal rights with respect to the Merger. See "Appraisal Rights" below. The discussion below is qualified in its entirety by reference to the Merger Agreement, the Delaware Charter and the Delaware By-Laws, copies of which are attached to this Proxy Statement as Appendices C, D and E.

    APPROVAL BY STOCKHOLDERS OF THE PROPOSED REINCORPORATION WILL ALSO CONSTITUTE APPROVAL OF THE MERGER AGREEMENT, THE DELAWARE CHARTER AND THE DELAWARE BY-LAWS AND ALL PROVISIONS THEREOF.

    NO CHANGE IN THE CORPORATE NAME, BOARD MEMBERS, BUSINESS, MANAGEMENT, CAPITALIZATION, BOARD OF DIRECTORS STRUCTURE, EMPLOYEE BENEFIT PLANS OR LOCATION OF PRINCIPAL FACILITIES OF DOLE WILL OCCUR AS A RESULT OF THE PROPOSED REINCORPORATION.

PRINCIPAL REASONS FOR THE REINCORPORATION PROPOSAL

    For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has been a leader in adopting, construing, and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have initially chosen Delaware, or chosen to reincorporate in Delaware, in a manner similar to that proposed by Dole. The Board of Directors believes that the principal reasons for considering such a reincorporation are:

    - the development in Delaware over the last century of a well-established body of case law construing the Delaware
              General Corporation Law, which provides businesses with a greater measure of predictability than exists in any other jurisdiction; the certainty afforded by the well-established principles of corporate governance under the Delaware Law are of benefit to Dole and its stockholders and should increase Dole's ability to attract and retain outstanding directors and officers;

    - the Delaware Law itself, which is generally acknowledged to be the most advanced and flexible corporate statute in the country;

    - the Delaware Court of Chancery, which brings to its handling of complex corporate issues a level of experience, a speed of decision and a degree of sophistication and understanding unmatched by any other court in the country, and the Delaware Supreme Court, the only appeals court, which is highly regarded and currently consists primarily of former
              Vice Chancellors and corporate practitioners; and

    - the Delaware General Assembly, which each year considers and adopts statutory amendments that have been proposed by the Corporation Law Section of the Delaware bar to meet changing business needs.

    The Proposed Reincorporation will effect only a change in the legal domicile of Dole and other changes of a legal nature. The material changes are described in this Proxy Statement. The Proposed Reincorporation will NOT result in any change in the name, business, management, capitalization, board of directors structure, fiscal year, assets, liabilities or location of the principal facilities of Dole. The directors elected at the Annual Meeting to serve on the Board of Dole-Hawaii will become the directors of Dole-Delaware. All employee benefit, stock option and employee stock purchase plans of Dole-Hawaii will become Dole-Delaware plans, and each option or right issued by such plans will automatically be converted into an option or right to purchase the same number of shares of Dole-Delaware Common Stock, at the same price per share, upon the same terms and subject to the same conditions. Stockholders should note that approval of the Proposed Reincorporation will also constitute approval of these plans continuing as Dole-Delaware plans. Other employee benefit arrangements of Dole-Hawaii will also be continued by Dole-Delaware upon the terms and subject to the conditions currently in effect.

    As noted above, after the Merger, the shares of Dole's Common Stock will continue to be traded, without interruption, on the same exchanges (the New York Stock Exchange and the Pacific Exchange) and under the same symbol ("DOL"). Dole believes that the Proposed Reincorporation will not affect any of its material contracts with any third parties and that Dole-Hawaii's rights and obligations under such material contractual arrangements will continue as rights and obligations of Dole-Delaware.

COMPARISON OF THE CHARTERS AND BY-LAWS OF DOLE-HAWAII AND DOLE-DELAWARE AND SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF HAWAII AND DELAWARE


    GENERAL. The Delaware Law and the corporation law of Hawaii differ in several respects. It is not practical to summarize all of the differences in this Proxy Statement, but the differences that could materially affect the rights of stockholders are discussed below. The Effective Time of the merger of Dole-Hawaii into Dole-Delaware is 11:59 p.m., Hawaii time, on June 30, 2001. Under a statute enacted in Hawaii in 2000, a completely revised Hawaii corporation law will go into effect in Hawaii on July 1, 2001. Thus, if approved by Dole stockholders, the reincorporation merger will be completed under and will comply with the current Hawaii corporation law (including its provisions with respect to dissenters rights) in force through June 30, 2001. The choice for Dole stockholders, however, is whether, from and after July 1, 2001, Dole shall be governed by Hawaii corporation law or Delaware corporation law. Accordingly, the discussion below comparing and contrasting Hawaii corporation law with Delaware corporation law uses the new Hawaii Revised Business Corporation Act, which will be in effect from and after July 1, 2001 (the "Hawaii Act"). The discussion of dissenters rights applicable to the Proposed Reincorporation, however, is based on the Hawaii corporation law that is in effect now and that will be in effect on June 30, 2001, when the reincorporation merger will become effective, if approved by Dole stockholders.


    The provisions of the Delaware Charter (also referred to as its certificate of incorporation) and By-Laws are similar to those of the Hawaii Charter (also referred to as its articles of incorporation or articles of association) and By-Laws in many respects. Many of the changes in moving to the Delaware Charter involve modernizing Dole's charter. For example, the Hawaii Charter still refers to the "Territory of Hawaii," even though Hawaii became a state in 1959; and the Hawaii Charter still explicitly lists all of the businesses in which Dole may lawfully engage, even though such a listing is no longer required by state law.

    The Delaware Charter does not, however, change Dole's capitalization at all, nor does it change Dole's current structure of a non-classified board of directors. Several of the provisions of the Hawaii Charter and Hawaii By-Laws are Hawaii-specific, and are not appropriate in the Delaware Charter. For example, the Hawaii By-Laws opt out of cumulative voting rights and the Hawaii Charter opts out of the Hawaii Control Share Acquisition Act. Under Delaware Law, there is no need for the Delaware Charter or Delaware By-Laws to contain such provisions. Other changes in moving to the Delaware

Charter reflect differences between Hawaii and Delaware law. For example, under the Hawaii Business Corporation Act, the stockholders cannot act by written consent in lieu of a meeting, unless written consents are obtained from all of the stockholders--a practical impossibility for a corporation, like Dole, with tens of thousands of beneficial owners of its stock. The Delaware Law, in contrast, requires that a provision eliminating action by written consent be included in the certificate of incorporation, and the Delaware Charter does so.

    Some of the provisions in the Delaware Charter and Delaware By-Laws, in conjunction with the Delaware Law, alter the rights of stockholders and the power of management, as compared with provisions in the Hawaii Charter and Hawaii By-Laws, in conjunction with the Hawaii Act. Some of these alterations could reduce stockholder participation in important corporate decisions and may have "anti-takeover" implications, some of which may make takeovers harder to accomplish and some of which may make takeovers easier to accomplish. The alterations are discussed in greater detail in the following pages of this Proxy Statement. The Proposed Reincorporation is not being proposed in response to any present attempt, known to the Board, to acquire control of Dole, to obtain representation on the Board, or to take significant corporate action that would materially affect the governance of Dole.

    In addition, pursuant to the Delaware Law, other changes altering the rights of stockholders and powers of management could be implemented in the future by amendment of the Delaware Charter following stockholder approval or by amendment of the Delaware By-Laws by the Board without stockholder approval. Most, if not all, of these changes could have been implemented in the past by amendment of the Hawaii Charter following stockholder approval or by amendment of the Hawaii By-Laws by the Board without stockholder approval. The Board does not have any current plans to make any amendments to the Delaware Charter or the Delaware By-Laws.

    Approval by the stockholders of the Proposed Reincorporation will constitute approval of the inclusion in the Delaware Charter and By-Laws of each of the provisions contained in such documents. In addition, approval of the Proposed Reincorporation will result in both material and immaterial differences in the corporate law governing Dole.

    AUTHORIZED CAPITALIZATION. If the Proposed Reincorporation is approved and the Merger is consummated, the authorized capitalization of Dole-Delaware will be identical to that of Dole-Hawaii. The Hawaii Charter and the Delaware Charter both authorize Dole to issue 80,000,000 shares of Common Stock and 30,000,000 shares of Preferred Stock. Both the Common Stock and the Preferred Stock are without par value. Under both the Hawaii Charter and the Delaware Charter, the Board has the power to issue Preferred Stock in series having such designation, powers, preferences and rights, and such qualifications, limitations or restrictions thereof, as the Board determines.

    SIZE OF THE BOARD OF DIRECTORS AND QUALIFICATIONS OF DIRECTORS. Under the Hawaii Act, the number of directors of a corporation may be specified in or fixed in accordance with its articles of incorporation or by-laws, which may also prescribe qualifications for directors. The articles of incorporation or by-laws may also establish a variable range for the size of the board of directors, in which case the number of directors may be fixed or changed from time to time, within the range, by the stockholders or board of directors of the corporation. After shares are issued, only the stockholders may change the range for the size of the board of directors or change from a fixed to a variable range size board or vice versa. In addition, if the board of directors has the power to fix or change the number of directors, it may increase or decrease by thirty percent (30%) or less the number of directors last approved by the stockholders, but only the stockholders may increase or decrease the number of directors by more than such thirty percent (30%). The Hawaii Charter provides that the board of directors of Dole-Hawaii shall consist of not less than five nor more than 20 persons, and the Hawaii By-Laws provide that the number of directors shall be eight. The Board of Dole-Hawaii has the power to amend the Hawaii By-Laws to change the number of directors.

    Under the Delaware Law, the number of directors of a corporation, or the range of authorized directors, shall be fixed by, or in the manner provided in, the corporation's by-laws, unless the number of directors is fixed in the certificate of incorporation, in which case a change in the number of directors shall be made only by amendment of the certificate. The Delaware By-Laws provide that the number of directors of Dole-Delaware shall be determined by a majority of the whole Board (including vacancies in the calculation of the size of the whole Board), subject to rights of holders of preferred shares, if any. Dole-Delaware will have eight directors from and after the Effective Time of the Merger.

    CLASSIFIED BOARD OF DIRECTORS. Under the Hawaii Act, directors generally are elected annually. However, when the board of directors of a Hawaii corporation consists of nine or more members, the articles of incorporation may provide for staggering their terms by dividing the board into two or three groups, with each group containing one-half or one third of the total, as near as may be, with the groups elected on a rotating basis each year. The Delaware Law permits, but does not require, a classified board of directors, with staggered terms under which one-half or one-third of the directors are elected for terms of two or three years, respectively. Neither the Hawaii Charter nor the Delaware Charter (nor the respective By-Laws) provides for a classified board of directors.

    REMOVAL OF DIRECTORS. Under the Hawaii Act, the stockholders may remove any director or the entire board of directors, with or without cause, unless the articles of incorporation provide that directors may be removed only for cause. The Hawaii Charter does not so provide. Under the Hawaii Act, a majority of shares entitled to be cast for the removal of a director constitutes a quorum at a meeting, and, if a quorum exists, a director may be removed if the votes cast in favor of removal at the meeting exceed the votes cast opposing the removal. If a director is elected by a voting group of stockholders, only the stockholders of that voting group may participate in the vote to remove the director. Under the Delaware Law, a director of a corporation that does not have a classified board of directors may be removed, with the approval of a majority of the outstanding shares entitled to vote, with or without cause. Under the Delaware Charter, Dole-Delaware will not have a classified board of directors.

    CUMULATIVE VOTING. Under the Hawaii Act, cumulative voting is generally required, except that corporations, such as Dole-Hawaii, that have a class of equity securities traded on the New York Stock Exchange may eliminate cumulative voting rights by provisions in their charters or by-laws. The Hawaii By-Laws eliminate cumulative voting. Cumulative voting is not available under the Delaware Law unless specifically provided for in a corporation's certificate of incorporation. The Delaware Charter does not provide for cumulative voting and, therefore, the stockholders of Dole-Delaware will continue not to have cumulative voting rights.

    POWER TO CALL SPECIAL STOCKHOLDERS' MEETINGS. Under the Hawaii Act, a special meeting of stockholders may be called by the board of directors, the holders of not less than 10% of all votes entitled to be cast on the issue to be considered, or such additional persons as may be authorized by the articles of incorporation or the by-laws. Under the Delaware Law, a special meeting of stockholders may be called by the board of directors or by any other person authorized to do so in the certificate of incorporation or the by-laws. The Delaware Charter provides that special meetings of stockholders may be called only by the Chairman of the Board, the Chief Executive Officer or a majority of the whole Board (including vacancies in calculating the size of the whole Board); stockholders are not permitted to call, or to require that the Board call, a special meeting of stockholders. The provision eliminating the right of stockholders to call a special meeting means that, for example, a 10% stockholder could not force stockholder consideration of a proposal, over the opposition of the Board, by calling a special meeting of stockholders prior to the earlier to occur of the next annual meeting or such time as the Board of Directors believed such consideration to be appropriate. By eliminating the ability of 10% stockholders to call a special meeting, Dole intends to encourage persons seeking to acquire control of

Dole, if any, to initiate such an acquisition through arm's length negotiations with Dole's management and Board of Directors. Dole believes that stockholder value is enhanced in such situations if the Board has sufficient time to consider and pursue alternatives to a proposed acquisition, including the possibility of conducting an auction, rather than the Board and the stockholders being forced to make a snap decision without the benefit of having the time to determine if another alternative provides higher value for stockholders. As discussed below under "Stockholder Approval of Certain Business Combinations," Dole does not now have in place, and has no present plans to put in place, the panoply of anti-takeover provisions frequently employed by Delaware (and other) public companies, including so-called shareholder rights ("poison pill") plans, a classified board of directors, "continuing director" charter provisions, or similar measures.

    NO RIGHT TO ACT BY WRITTEN CONSENT. Under the Hawaii Act, stockholders may act by written consent only if that consent is unanimous. The Delaware Certificate mirrors the same practical effect by providing that stockholders may act only at an annual or special meeting of stockholders and not by written consent.

    STOCKHOLDER VOTING. The Hawaii Act generally provides that the majority of the votes entitled to be cast on a matter constitutes a quorum for action on that matter, and that action on the matter by a voting group is approved if the votes cast within the group in favor of the matter exceed the votes cast opposing the matter, unless the articles of incorporation or the Hawaii Act require a greater number of affirmative votes.

    The Delaware Law generally provides that the certificate of incorporation or by-laws of a corporation may specify the size of a quorum and the vote necessary for the transaction of any business, but the quorum cannot be set at less than one-third of the shares entitled to vote at the meetings or of the shares of a class or series of shares entitled to a separate vote. Absent a specification in the certificate of incorporation or by-laws, a majority of the shares entitled to vote constitutes a quorum, the affirmative vote of the majority of the shares present in person or represented by proxy at the meeting is sufficient to pass a proposal and directors are elected by a plurality of the votes of the shares present in person or represented by proxy. The Delaware Charter requires a two-thirds majority of the outstanding shares to amend, repeal or adopt any provision inconsistent with Article Ninth of the Delaware Charter (relating to amendments of the Delaware Charter), Article Fifth (relating to action by written consent and power to cause a special meeting of stockholders to be called), Article Sixth (relating to the determination of the size of the Board, the filling of vacancies on the Board and advance notice of stockholder nominations for the election of directors), Article Seventh (relating to adoption and amendment of by-laws) and Article Eighth (relating to limitation of the liability of directors). In all other matters, the Delaware Law's rules on necessary majorities, described above, will control, including the rules with respect to removal of directors, approval of mergers and amendment of the charter (each requiring the affirmative votes of holders of a simple majority of the outstanding voting stock).

    The Hawaii Act generally requires, in the case of corporations (including Dole-Hawaii) incorporated prior to July 1, 1987, that a merger be approved by the holders of three-fourths of the outstanding shares of stock having voting power (even where the right to vote is otherwise restricted) and that a charter amendment be approved by the holders of two-thirds of the outstanding shares having voting power, unless a lesser proportion (but not less than a majority of the outstanding) of shares, or of any class or series thereof, is provided in the articles of incorporation. The Hawaii Charter does not provide for such a lesser proportion. As noted above, under the Delaware Law, the affirmative votes of holders of a simple majority of the outstanding stock will be sufficient to approve a merger.

    Neither the Delaware Law nor the Hawaii Act requires a stockholder vote of the surviving corporation in mergers that, generally, may be characterized as an acquisition by the surviving corporation, although some of the particulars differ between Delaware and Hawaii. Under the Delaware Law, no stockholder vote of the surviving corporation is required if (a) the merger agreement does not amend the existing certificate of incorporation, (b) each share of the surviving corporation outstanding before the merger is an identical outstanding or treasury share after the merger and (c) the number of shares to be issued by the surviving corporation in the merger does not exceed 20% of the shares outstanding immediately prior to the merger. The Hawaii Act does not require a stockholder vote of the surviving corporation in a merger if (a) the articles of incorporation of the surviving corporation do not differ except in name from those of the corporation before the merger, (b) each holder of shares of the surviving corporation which were outstanding immediately before the effective date of the merger is to hold the same number of shares with identical rights immediately after the merger, (c) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issuable on conversion of other securities issued by virtue of the terms of the merger and on exercise of right and warrants so issued, will not exceed by more than 20% the number of voting shares outstanding immediately before the merger and
(d) the number of participating shares (i.e., shares entitling their holders to participate without limitation in distributions of earnings or surplus) outstanding immediately after the merger, plus the number of participating shares issuable on conversion of other securities issued by virtue of the terms of the merger and on exercise of rights and warrants so issued, will not exceed by more than 20% the number of participating shares outstanding immediately before the merger.

    The Hawaii Act requires that a sale of all or substantially all of the assets of Dole-Hawaii, or its voluntary dissolution, be approved by the affirmative vote of holders of three-fourths of the shares entitled to vote (and also by three-fourths of the shares of any class of shares entitled to vote as a class). In contrast, the Delaware Law requires that a sale of all or substantially all of the assets of Dole-Delaware or its voluntary dissolution, be approved by holders of a simple majority of the outstanding voting shares.

    STOCKHOLDER APPROVAL OF CERTAIN BUSINESS COMBINATIONS. Sections 415-171 and 415-172 of the Hawaii Revised Statutes (the "Control Share Acquisition Act") place restrictions on the acquisition of ranges of voting power (starting at 10% and at 10% intervals up to a majority of voting power for the election of directors) for the election of directors of an issuing public corporation, defined as a corporation incorporated in Hawaii with at least 100 stockholders and having its principal place of business or substantial assets located in Hawaii. The Control Share Acquisition Act does not apply to acquisitions from the issuer, to acquisitions pursuant to a merger or share exchange if the issuing public corporation is a party to the plan of merger or share exchange, to acquisitions that the board of directors of the issuing public corporation determines (by resolution before the acquisition occurs) is not a control share acquisition, or to certain other transactions. Any person proposing to make a control share acquisition is required to deliver to the issuing public corporation an information statement setting forth (among other things) the identity of the acquiring person and the number of shares of the issuing public corporation beneficially owned, the range of voting power in the election of directors that would result from the consummation of the acquisition, the terms of the proposed control share acquisition, funding and financial arrangements, any plans or proposals to engage in a merger, liquidation, sale of substantial assets or similar transaction, plans to materially alter the corporation's business activities, or plans to take certain actions affecting management, employees, suppliers, customers or the communities in which the corporation operates. Thereafter, the corporation is required on a specific schedule to call and conduct a special meeting of stockholders to vote upon the proposed control acquisition. A proxy relating to such special meeting must be solicited separately from any offer to purchase or solicitation of an offer to sell, and a proxy may not be solicited sooner than 30 days prior to the special meeting. The acquiring person must obtain approval of the acquisition by the affirmative vote of the holders of a majority of the voting power of all shares entitled to vote, exclusive of the shares beneficially owned by the acquiring person, and must consummate the proposed control share acquisition within 180 days after stockholder approval. If stockholder approval is not obtained or the proposed acquisition is not consummated within 180 days after such approval, the statute provides that, for one year after the acquisition, the shares acquired shall have no voting rights, will not be transferable on the corporation's books, and may, at the option of the corporation, be redeemed by the corporation either at the prices at which the shares were acquired or at book value as specified in the statute. As is permitted by the Control Share Acquisition Act, the Hawaii Charter expressly opts out of the Control Share Acquisition Act, so it does not now apply to Dole-Hawaii.

    The Hawaii Corporate Take-Overs Act, Chapter 417E of the Hawaii Revised Statutes (the "Take-Overs Act"), generally applies to "take-over offers" made to residents of the State of Hawaii in cases where the offeror would become the beneficial owner of more than 10% of any class of equity securities of a "target company," or where an offeror that already owns more than 10% of any class of equity securities of the target company would increase its beneficial ownership by more than 5%. For purposes of the Take-Overs Act, a "take-over offer" is an offer to acquire any equity securities of a target company from a Hawaii resident pursuant to a tender offer or request or invitation for tenders. A "target company" is an issuer of publicly traded equity securities that is organized under the laws of Hawaii or, if organized under the laws of another state, has at least 20% of its equity securities beneficially held by Hawaii residents, and has substantial assets in Hawaii. An equity security is considered publicly traded for purposes of the Take-Overs Act if the security is traded on a national securities exchange, whether or not registered pursuant to the Securities Exchange Act of 1934, as amended, or the over-the-counter market, at the time the offeror makes a take-over offer. The Take-Overs Act does not, however, apply if the offer has been approved in writing by the board of directors of the target company, if the offeror is the issuer of the securities, if the offeror does not acquire more than 2% of any class of equity securities of the issuer during a 12 month period, or if the offer involves an exchange of securities that is registered under (or exempt from) the Take-Overs Act. The Take-Overs Act requires that any person making a take-over offer file a registration statement with the Hawaii Commissioner of Securities, deliver the registration statement to the target company and publicly disclose the registration statement. The registration statement must contain certain information, including, but not limited to, certain information concerning the offeror, the source and amount of funds or a description of other consideration being offered, any plans or proposals the offeror (if it gains control) may have regarding a liquidation of the corporation, asset sales, mergers, or certain other major changes in the corporation's business, the offeror's and its affiliates' and associates' ownership of equity securities of the corporation and certain contracts and arrangements between the offeror and third parties with respect to the acquisition or transfer of any interest in the subject equity securities. The Take-Overs Act also contains other substantive and procedural requirements applicable to take-over offers and to offerors.

    Under the Hawaii Environmental Disclosure Act, Chapter 343D of the Hawaii Revised Statutes, a person and such person's affiliates who in the aggregate beneficially own 10% or more but less than 50% of the securities of a Hawaii corporation entitled to vote for the election of directors may not acquire more than an additional 5% of such securities during any 12-month period without filing in advance an environmental disclosure statement (which is a public document) concerning environmental, financial, and other matters with the Hawaii Office of Environmental Quality Control. That office has the power to require additional disclosure and public hearings, which could delay such an acquisition.

    Under Section 203 of the Delaware General Corporation Law, a Delaware corporation is prohibited from engaging in a "business combination" with an "interested stockholder" for three years following the time that such person or entity becomes an interested stockholder. With certain exceptions, an interested stockholder is a person or entity who or which owns, individually or with or through certain other persons or entities, fifteen percent (15%) or more of the corporation's outstanding voting stock (including any rights to acquire stock by an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only). The three-year moratorium imposed by Section 203 on business combinations does not apply if (i) prior to the time such stockholder becomes an interested stockholder, the board of directors of the subject corporation approves either the business combination or the transaction that resulted in the person or entity becoming an interested stockholder; (ii) upon consummation of the transaction that made him or her an interested stockholder, the interested stockholder owns at least eighty-five percent (85%) of the corporation's voting stock outstanding at the time the transaction commenced (excluding from the 85% calculation shares owned by directors who are also officers of the subject corporation and shares held by employee stock plans that do not give employee participants the right to decide confidentially whether to accept a tender or exchange offer) or (iii) at or after the time such person or entity becomes an interested stockholder, the board of directors approves the business combination and it is also approved at a stockholder meeting by sixty-six and two-thirds percent (66 2/3%) of the outstanding voting stock not owned by the interested stockholder. A Delaware corporation to which Section 203 applies may elect not to be governed by Section 203, if it expressly opts out in its certificate of incorporation. The Delaware Charter does not opt out of Section 203. The Board believes that most Delaware corporations have availed themselves of this statute and have not opted out of Section 203.

    The Board believes that Section 203 will encourage any potential acquirer to negotiate with the Board. Section 203 also might have the effect of limiting the ability of a potential acquirer to make a two-tiered bid for Dole-Delaware in which all stockholders would not be treated equally. Stockholders should note, however, that the application of Section 203 to Dole-Delaware will confer upon the Board the power to reject a proposed business combination in certain circumstances, even though a potential acquirer may be offering a substantial premium for Dole-Delaware's shares over the then-current market price.
Section 203 would also discourage some potential acquirers who are unwilling to negotiate with the Board.

    On the other hand, in terms of anti-takeover potential, it may well be that Dole-Delaware has less powerful anti-takeover defenses than Dole-Hawaii, even leaving aside the effects of the Hawaii Take-Overs Act and the Hawaii Environmental Disclosure Act. Anti-takeover potential here refers to the power of the members of the board of directors to block or delay a takeover. The Hawaii Act requires that an acquisition of Dole-Hawaii by merger or asset transaction be approved by the affirmative votes of the holders of 75% of the outstanding shares of Dole voting stock. At present, approximately 24.6% of Dole's voting stock is beneficially owned by Dole's directors and executive officers (of which 23.9% of Dole's voting stock is beneficially owned by Dole's Chairman of the Board and Chief Executive Officer). The directors of a Delaware corporation are required by Delaware law to act, in deciding whether to exempt an acquisition from the effects of Section 203, in a manner consistent with their fiduciary duty, as directors, to the corporation and its stockholders. A Delaware court will enforce that duty and has the power, in the proper circumstances, to take steps that, in effect, compel directors to take action that will exempt an acquisition from the effects of Section 203. In contrast, the individual directors and executive officers of a corporation, in their role as individual stockholders, are under no duty whatsoever to sell their shares or vote their shares in favor of an acquisition proposal. Dole stockholders also should note that many Delaware public corporations, unsatisfied with
Section 203, have adopted other measures with anti-takeover effects, including so-called shareholder rights ("poison pill") plans, classified boards of directors, "continuing director" charter provisions, and their own, more restrictive versions of Section 203. Dole has not adopted these measures and has no present intention to do so.


    ADVANCE NOTICE OF STOCKHOLDER PROPOSALS AND NOMINATIONS. Under the Hawaii By-Laws, for nominations to be brought before a stockholders meeting by a stockholder, the stockholder must deliver an appropriate notice to the Corporate Secretary of Dole not less than 30 days prior to the date of the meeting. Under the Delaware By-Laws, for other business to be brought before an annual meeting by a stockholder other than by inclusion in Dole's proxy statement and proxy card under the Securities and Exchange Commission's Rule 14a-8 or for nominations to the Board of Directors, the stockholder must have given timely and appropriate notice in writing to the Corporate Secretary of Dole. To be timely, a stockholder's notice must be delivered to the Corporate Secretary not less than 45 nor more than 75 days prior to the first anniversary of the date on which Dole first mailed its proxy materials for the preceding year's annual meeting of stockholders; provided, that if the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 60 days after the anniversary of the preceding year's annual meeting, notice by the stockholder to be timely must be delivered not later than the close of business on the later of
(i) the 120th day prior to the annual meeting or (ii) the 7th day following the day on which public announcement of the date of such meeting is first made. If the stockholder has provided Dole with a Solicitation Notice, as defined in the Delaware By-Laws, that stockholder must have delivered a proxy statement and form of proxy to holders of at least the percentage of Dole's voting shares required under applicable law to carry the proposal, or, in the case of a nomination or nominations, a percentage of Dole's voting shares reasonably believed by that stockholder to be sufficient to elect the nominee or nominees. If no Solicitation Notice has been timely provided, the stockholder must not have solicited a number of proxies sufficient to have required the delivery of a Solicitation Notice.



    Dole believes that the above Delaware By-Law is appropriate in order to give Dole adequate time to consider and respond to stockholder proposals and nominations. The Securities and Exchange Commission's Rule 14a-8, regulating stockholder proposals to be included in a corporation's proxy statement and proxy card, requires that the proposal be received by the corporation not later than 120 days prior to the first anniversary of the date on which Dole first mailed its proxy materials for the preceding year's annual meeting of stockholders.


    AMENDMENT OF DELAWARE CHARTER OR HAWAII CHARTER. Under the Delaware Law, the Delaware Charter may be amended only if the amendment is approved by the Board and by holders of a majority of the outstanding voting stock. Under the Hawaii Act, the Hawaii Charter may be amended only if such amendment is approved by the Board and by holders of two-thirds of the outstanding voting stock. In addition, under both the Delaware Law and the Hawaii Act, if a corporation has more than one class or series of stock outstanding, amendments that would affect the rights of that class or series, in certain ways determined by the statutes and case law, require the separate vote of that class or series. "Supermajority" requirements (requirements of a vote of more than a majority of the shares) are permitted under both the Hawaii Act and the Delaware Law. The Delaware Charter requires a two-thirds majority of the outstanding voting stock to amend, repeal or adopt any provision inconsistent with Article Ninth of the Delaware Charter (relating to amendments of the Delaware Charter), Article Fifth (relating to action by written consent and power to cause a special meeting of stockholders to be called), Article Sixth (relating to the determination of the size of the Board, the filling of vacancies on the Board and advance notice of stockholder nominations for the election of directors), Article Seventh (relating to adoption and amendment of by-laws) and Article Eighth (relating to limitation of the liability of directors).

    AMENDMENT OF BY-LAWS. A Hawaii corporation's stockholders may amend or repeal the by-laws. Under the Hawaii Act, the board of directors may amend or repeal the by-laws except to the extent the articles of incorporation or the Hawaii Act reserve the power exclusively to the stockholders, in whole or in part, or the stockholders amending or repealing a particular by-law provide expressly that the board of directors may not amend or repeal that bylaw. The Hawaii By-Laws require the affirmative vote of holders of two-thirds of the shares represented and having voting power at a stockholders meeting and of a majority of the outstanding voting shares in order to alter, amend, repeal or adopt any provision inconsistent with Article IX of the Hawaii By-Laws (relating to limitation of the liability of directors). Under the Delaware Law, the by-laws may be amended only by the stockholders, unless the corporation's certificate of incorporation also confers the power to amend the by-laws on the directors. The Delaware Charter authorizes directors to amend the Delaware By-Laws. The Delaware Charter provides that amendment of the Delaware By-Laws by stockholder vote requires the vote of stockholders holding two-thirds of the outstanding voting stock of Dole-Delaware.

    INTERESTED DIRECTOR TRANSACTIONS. Under both the Hawaii Act and the Delaware Law, certain contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable because of such interest if certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and providing disclosure of the conflict of interest, are met. With certain exceptions, the conditions are similar under the Hawaii Act and the Delaware Law. Under the Hawaii Act, a director's conflicting interest transaction may not be enjoined, set aside or give rise to an award of damages or other sanctions, in a proceeding by a stockholder or by or in the right of the corporation, because the director, or any person with whom or which the director has a personal, economic or other association, has an interest if the transaction is approved by the board of directors or the stockholders after disclosure of the transaction and satisfaction of certain other conditions, or if the transaction, judged according to the circumstances at the time of the commitment, is established to have been fair to the corporation. Under the Hawaii Act, if board approval is sought, the conflict of interest transaction must be approved by a majority (but not fewer than two) of all qualified directors on the board of directors or a duly empowered committee of the board. Such a majority of qualified directors also constitutes a quorum for such vote. A "qualified director" with respect to a conflict of interest transaction is a director who does not have either a conflicting interest with the corporation or a familial, financial, professional or employment relationship with another director who does have a conflicting interest, which relationship would, in the circumstances, reasonably be expected to exert an influence on the director's judgement when voting on the transaction. Under the Delaware Law, either the stockholders or the board of directors must approve the contract or transaction after full disclosure of the material facts, or the contract or transaction must have been just and reasonable or fair as to the corporation at the time it was approved. Under the Delaware Law, if board approval is sought, the contract or transaction must be approved by a majority of the disinterested directors (even though less than a quorum). The Delaware Law applies the same rules to the corporation's directors and officers.

    DIRECTOR LIABILITY AND INDEMNIFICATION. Under the Hawaii Act, a corporation's articles of incorporation (or by-laws adopted prior to July 1, 1996) may contain a provision eliminating or limiting the liability of directors to the corporation or its stockholders for monetary damages for any action taken, or any failure to take action, as a director, but such provision may not eliminate or limit the personal liability of a director for the amount of a financial benefit received by the director to which the director is not entitled, an intentional infliction of harm on the corporation or the stockholders, a violation of the provisions of the Hawaii Act relating to unlawful distributions, or an intentional violation of criminal law. A Hawaii By-Law adopted prior to July 1, 1996 contains such a provision.

    Under the Delaware Law, a corporation's certificate of incorporation may contain a similar provision, eliminating or limiting the personal liability of directors to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, but such provision may not eliminate or limit the liability of a director for any breach of the director's duty of loyalty to the corporation or its stockholders, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, wilful or negligent payment of unlawful dividends or stock purchases or redemptions, or any transaction from which the director derived an improper personal benefit. The Delaware Charter contains such a provision.

    The provisions of the Hawaii Act and the Delaware Law are substantially similar with respect to indemnification of officers and directors. Under the Hawaii Act, a corporation may indemnify a director or officer who is a party to a proceeding because he or she is or was a director or officer against liability incurred in the proceeding if the individual acted in good faith and the individual reasonably believed that, in the case of conduct in an official capacity, his or her conduct was in the best interests of the corporation and, in other cases, that his or her conduct was at least not opposed to the best interests of the corporation. Indemnification may also be provided, in the case of a criminal proceeding, if the individual did not have reasonable cause to believe the individual's conduct was unlawful. In addition, under the Hawaii Act, such indemnification may be made obligatory, and broader indemnification than set forth in the Hawaii Act may be made permissible or obligatory, if so provided in the articles of incorporation, subject to certain limitations.

    The Delaware Law requires indemnification when there has been a successful defense on the merits or otherwise. If the individual loses or settles, the Delaware Law provides for permissive indemnification (i.e., it is not required, but the corporation may indemnify). The Delaware Law generally permits indemnification of expenses, including attorneys' fees, actually and reasonably incurred in the defense or settlement of a derivative or third-party action, provided there is a determination (a) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, (b) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, (c) by independent legal counsel or
(d) by a majority vote of a quorum of the stockholders, that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation. Under Delaware law, indemnification and expense advancement may be made obligatory, and broader indemnification than set forth in the Delaware Law may be made permissive or obligatory, subject to certain limitations. The Delaware By-Laws provide for indemnification of officers and directors to the fullest extent permitted by the Delaware Law.

    Expenses incurred by an officer or director in defending an action may be paid in advance, under the Hawaii Act and the Delaware Law, if the director or officer undertakes to repay such amounts if it is ultimately determined that he or she is not entitled to indemnification. In addition, both states authorize a corporation's purchase of indemnity insurance for the benefit of its officers, directors, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy.

    The Delaware By-Laws provide for the advancement of expenses incurred by a director or officer in defending a proceeding, subject to an undertaking by such director or officer to repay such amount should it be determined that he is not entitled to be indemnified by Dole-Delaware. These provisions are similar to provisions of the Hawaii By-Laws.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, or persons controlling Dole pursuant to the foregoing provisions, Dole is informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy and therefore unenforceable.

    DIVIDENDS AND DISTRIBUTIONS. A Hawaii corporation, unless otherwise restricted by its articles of incorporation, may authorize and make distributions unless, after giving effect thereto, the corporation would be unable to pay its debts as they become due in the usual course of business or the total assets of the corporation would be less than the sum of its total liabilities plus (unless otherwise provided in its articles of incorporation) the amount that would be needed, if the corporation were to be dissolved at the time as of which the distribution is measured, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution. The Hawaii Charter does not contain any such provisions with respect to payment of distributions. Generally, a director who votes for or assents to an illegal distribution is liable to the corporation, jointly and severally with all other directors so voting or assenting, for the amount of the distribution in excess of the amount that could have legally been paid.

    The Delaware Law generally allows dividends to be paid out of surplus of the corporation or, if there is no surplus, out of the net profits of the corporation for the current fiscal year or the prior fiscal year. The directors of a Delaware corporation are prohibited from making distributions to stockholders except in the manner provided by the Delaware Law. In case of any wilful or negligent violation of the provisions of the Delaware Law governing distributions, the directors under whose administration the violation occurred (except for those directors who dissented) are, for a period of six years, jointly and severally liable to the corporation and, in the event of the corporation's insolvency or dissolution, to its creditors for the full amount of the distribution unlawfully made.

    STOCK OPTIONS AND OTHER RIGHTS. Under the Hawaii Act, the corporation's board of directors may determine the terms upon which any rights, options or warrants for the purchase of the corporation's shares are issued, their form and content and the consideration for which the shares are to be issued. Under the Delaware Law, subject to any provisions in its certificate of incorporation (of which the Delaware Charter contains none), the board of directors of a Delaware corporation may, by resolution, create and issue rights to purchase capital stock of the corporation, without the approval of stockholders.

    Stockholder approval of certain rights or options may be required to comply with or enable Dole or holders of such rights or options to have the benefit of various provisions of federal or state tax or securities laws or stock exchange requirements.

    APPRAISAL RIGHTS Under both Hawaii and Delaware law, a stockholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights enabling the stockholder to receive cash in the amount of the "fair value" of his or her shares, as determined by a court, in lieu of the consideration he or she would otherwise receive in the transaction.

    Under the Delaware Law, such appraisal rights are available only with respect to a merger or consolidation and are not available: (i) with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation or the amendment of its charter; (ii) with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders, if the stockholders receive only shares of the surviving corporation or shares of another corporation that are either listed on a national securities exchange or held of record by more than 2,000 holders, plus cash in lieu of fractional shares; or (iii) to the stockholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger under the Delaware Law. See "Stockholder Voting."

    Under the Hawaii Act, appraisal rights are available in the event of (a) consummation of a plan of merger to which the corporation is a party, unless no vote of the stockholders of the corporation was required under the Hawaii Act (see "Stockholder Voting"), (b) consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the stockholder is entitled to vote on the plan, (c) consummation of a sale or exchange of all or substantially all of the property of the corporation other than in the usual and regular course of business, if the stockholder is entitled to vote on the sale or exchange, or (d) an amendment of the articles of incorporation that materially and adversely affects rights in respect of a dissenter's shares because it (1) alters or abolishes a preferential right of the shares, (2) creates, alters, or abolishes a right in respect of redemption, including a provision respecting a sinking fund for the redemption or repurchase, of the shares, (3) alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities, (4) excludes or limits the right of the shares to vote on any matter, or to cumulate votes, other than a limitation by dilution through issuance of shares or other securities with similar voting rights, or (5) reduces the number of shares owned by the stockholder to a fraction of a share if the fractional share so created is to be acquired for cash.

APPRAISAL RIGHTS IN THE MERGER

    Holders of record of Dole common stock ("Stockholders") and beneficial owners of such stock ("Beneficial Owners") have rights under Section 415-80 and 415-81 of the Hawaii Revised Statutes, a copy of which is attached hereto as Appendix F ("Section 415-80" and "Section 415-81"), by complying with all applicable provisions of those Sections, to dissent with respect to the Proposed Reincorporation and to receive from Dole payment in cash of the fair value of their shares of Common Stock if the Merger is completed. Reference is made to Sections 415-80 and 415-81 for a complete statement of rights under such Sections. The discussion of those Sections in this Proxy Statement is not intended to be a complete discussion of rights thereunder and is qualified in its entirety by reference to the text of Sections 415-80 and 415-81 in Appendix F to this Proxy Statement. In general, dissenters' rights apply under the Hawaii Business Corporation Act to certain mergers, consolidations, sales of all or substantially all the assets of the corporation, share exchanges, and amendments to the articles of incorporation which adversely affect the rights of the shares held by the dissenting stockholder by altering or abolishing a preferential right of such shares, creating, altering, or abolishing a right with respect to the redemption of such shares, altering or abolishing a preemptive right of such shares, or excluding or limiting the right of the holder of such shares to vote or cumulate votes.

    As used in this discussion, (i) the term "fair value" means the value of shares of Common Stock immediately before the Effective Time, excluding any appreciation or depreciation in anticipation of the Merger unless such exclusion would be inequitable; (ii) the term "interest" means interest from the Effective Time until the date of payment, at the average rate currently paid by Dole on its principal bank loans, or, if none, at such rate as is fair and equitable under all of the circumstances; and (iii) the term "dissenter" means a Stockholder or Beneficial Owner who is entitled to and does assert dissenters' rights under Section 415-80 and who has timely performed every act required for the assertion of such rights.

    ANY RIGHT TO PAYMENT UNDER SECTION 415-80 AND 415-81 IS CONDITIONED ON FULL AND CORRECT COMPLIANCE WITH PROVISIONS OF THOSE SECTIONS. ACCORDINGLY, STOCKHOLDERS OR BENEFICIAL OWNERS WHO WISH TO EXERCISE DISSENTERS' RIGHTS MUST TAKE ALL STEPS REQUIRED TO PERFECT DISSENTERS' RIGHTS IN THE MANNER PRESCRIBED IN THOSE SECTIONS.

    A Stockholder or Beneficial Owner who intends to assert dissenters' rights must file with Dole a written notice of his or her intention to demand payment for his or her shares of Common Stock PRIOR TO THE VOTE ON THE PROPOSED REINCORPORATION. This notice (which should be separate from and in addition to any proxy or vote against the Proposed Reincorporation) should identify the Stockholder and state that the Stockholder objects to and dissents from the Proposed Reincorporation, and must state that the Stockholder intends to demand fair compensation for his or her shares of Common Stock if the Merger occurs (the "Initial Demand Notice"). The Initial Demand Notice must be filed with Dole and should be signed by the Stockholder (or the Stockholder's duly authorized representative) exactly as such Stockholder's name appears on the form of proxy accompanying such Stockholder's copy of this Proxy Statement. An Initial Demand Notice for shares of Common Stock held jointly by more than one person should identify and be signed by all of such joint holders. Any person signing an Initial Demand Notice on behalf of a partnership or corporation or in any other representative capacity (such as attorney-in-fact, executor, administrator, trustee or guardian) should indicate his or her title and, if Dole so requests, must furnish written proof of this capacity and his or her authority to sign the Initial Demand Notice. If the Initial Demand Notice is filed by mail, it should be by certified or registered mail, return receipt requested, to the address of Dole set forth in this Proxy Statement, to the attention of the Corporate Secretary. In addition to the filing of the Initial Demand Notice, a Stockholder, to preserve a dissenter's rights, must also refrain from voting such Stockholder's shares in favor of the Proposed Reincorporation. A vote in favor of the Proposed Reincorporation, whether in person or by proxy, will constitute a waiver of the dissenter's rights and will, in effect, cancel the Initial Demand Notice. A failure to vote against the Proposed Reincorporation will not constitute a waiver of the dissenter's rights.

    A Stockholder may exercise rights under Sections 415-80 and 415-81 as to less than all of the shares registered in the Stockholder's name only if the Stockholder dissents with respect to all shares beneficially owned by any one person and discloses the full name and address of the Beneficial Owner or Owners on whose behalf the Stockholder dissents.

    A Beneficial Owner may assert dissenter's rights with respect to shares held on such Beneficial Owner's behalf by a Stockholder if the Beneficial Owner submits to Dole at its address set forth in this Proxy Statement, prior to or with the Initial Demand Notice, the written consent of the Stockholder who is the record holder of the Beneficial Owner's shares.

    IF A STOCKHOLDER OR BENEFICIAL OWNER (WITH THE WRITTEN CONSENT OF THE STOCKHOLDER OF HIS OR HER SHARES SUBMITTED TO DOLE) FAILS TO PROVIDE AN INITIAL DEMAND NOTICE PRIOR TO THE VOTE, OR IF A STOCKHOLDER FAILS TO REFRAIN FROM VOTING IN FAVOR OF THE REINCORPORATION PROPOSAL, HE OR SHE SHALL HAVE NO DISSENTERS' RIGHTS TO RECEIVE PAYMENT FOR HIS OR HER SHARES.

    If the stockholders approve the Proposed Reincorporation, Dole will mail, to every person who filed an Initial Demand Notice and refrained from voting for approval of the Proposed Reincorporation, a notice stating where and when a demand for payment must be sent and where and when the dissenter's certificates must be deposited to receive payment (the "Dole's Initial Notice"). The date set in Dole's Initial Notice for a Stockholder to file a demand for payment and deposit certificates will not be less than 30 days from the mailing of Dole's Initial Notice. Dole's Initial Notice will supply a form for demanding payment and a copy of Sections 415-80 and 415-81. The form supplied with Dole's Initial Notice will request a certification by the dissenter of the date on which beneficial ownership of the shares was acquired by the Stockholder or Beneficial Owner who is dissenting. The dissenter who wishes to perfect his or her dissenters' rights must demand payment by returning the form supplied by Dole (or otherwise supply all the information required by the form) and depositing the certificates within the time set in Dole's Initial Notice (the "Second Demand Notice").

    A STOCKHOLDER OR BENEFICIAL OWNER WHO HAS FILED A TIMELY INITIAL DEMAND NOTICE BUT WHO DOES NOT FILE A TIMELY SECOND DEMAND NOTICE, OR WHO FAILS TO DEPOSIT THE STOCK CERTIFICATES AS REQUIRED IN DOLE'S INITIAL NOTICE, OR WHO OTHERWISE FAILS TO COMPLY FULLY AND CORRECTLY WITH DOLE'S INITIAL NOTICE, SHALL HAVE NO DISSENTERS' RIGHTS TO RECEIVE PAYMENT FOR HIS OR HER SHARES.

    If the Effective Date is within 60 days of the date set in Dole's Initial Notice for the filing of the Second Demand Notice and depositing certificates, Dole must pay each dissenter, who has filed a timely and proper Second Demand Notice, has deposited his or her certificate(s), and has otherwise complied with
Section 415-80 and Section 415-81, Dole's estimate of the fair value of the shares as to which dissenters' rights have been exercised, plus interest if any has accrued. Payment will be made immediately after the later of (i) the Effective Time or (ii) the date upon which the Second Demand Notice in received together with the certificates to be deposited with the Second Demand Notice. The payment will be accompanied by (i) Dole's closing balance sheet and statement of income for the fiscal year ended December 30, 2000 and the latest available interim financial statements of Dole, (ii) a statement of Dole's estimate of the fair value per share, (iii) notice of the dissenter's right to demand supplemental payment, and (iv) a copy of Sections 415-80 and 415-81.

    If the Effective Time is not within 60 days of the date set in Dole's Initial Notice for the filing of the Second Demand Notice and depositing certificates, Dole will return the certificates that have been deposited. Thereafter, Dole may again send a second notice containing the information required in Dole's Initial Notice and the process described above following the sending of Dole's Initial Notice will be repeated. If a Stockholder or Beneficial Owner fails to comply in any respect with such second notice from Dole, the Stockholder or Beneficial Owner will not have dissenter's rights to receive payment for his or her shares.

    If a dissenter believes that the payment received from Dole is less than the fair value of the dissenter's shares, or that the interest has not been correctly determined, or if Dole fails to make the payment required, the dissenter may send to Dole the dissenter's estimate of fair value or of the interest (if any) or both and demand payment of the deficiency. If Dole has already made the payment, the dissenter must file his or her estimate of fair value or interest or both with Dole within 30 days of the date Dole's payment was mailed. If the dissenter fails to do so, the dissenter is entitled to no more than the payment received from Dole.

    If, within 60 days after Dole receives any demand for an additional payment from a dissenter as set forth above, such demand for payment remains unsettled, Dole must begin a proceeding by filing a petition in an appropriate court in Honolulu, Hawaii requesting that the fair value of the shares and interest thereon be determined by the court. All dissenters wherever residing whose demands have not been settled will be made parties to the proceeding. Service of the petition upon dissenters who do not reside in Hawaii may be made by publication or mail. The Hawaii court will have plenary and exclusive jurisdiction and may appoint appraisers to receive evidence and recommend a decision on fair value. Dissenters have the same discovery rights as parties in other civil suits. All dissenters who are made parties shall be entitled to judgment for the amount by which the fair value of their shares is found to exceed the amount previously paid, with interest. If Dole fails to timely begin the appraisal proceeding, each dissenter who made a demand for an additional payment and did not settle his or her claim with Dole shall be paid the amount demanded by the dissenter, with interest, and may sue therefor in an appropriate court.

    Costs and expenses of the appraisal, including compensation and expenses of the appraisers, will be determined and assessed by the court against Dole unless the court decides that any part of those costs may be apportioned and assessed against all or some of the dissenters because their actions were arbitrary, vexatious, or not in good faith. Fees and expenses of counsel and of experts for the respective parties may be assessed against Dole if it fails to comply substantially with the requirements of Section 415-81. These fees and expenses may be apportioned and assessed as the court finds equitable against Dole or against a dissenter if the party to be assessed acted arbitrarily, vexatiously, or not in good faith in respect of the rights provided by Sections 415-80 and 415-81. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and should not be assessed against Dole, it may award to such counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

    Any Stockholder who makes a demand for payment in compliance with
Section 415-81 will not, after the Effective Date, be entitled to vote such shares for any purpose nor be entitled to the payment of dividends or other distributions on such shares other than those, if any, payable to stockholders of record as of a date prior to the Effective Date.

    A Stockholder who has a right under Section 415-80 to obtain payment for such Stockholder's shares has no right at law or in equity to attack the validity of the Proposed Reincorporation nor to have the Proposed
Reincorporation set aside or rescinded, unless it is found to be unlawful or fraudulent with regard to the complaining Stockholder or Dole.

CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

    Subject to the limitations, qualifications and exceptions described in this section, it is expected that, for federal income tax purposes, no gain or loss will be recognized by the holders of Dole-Hawaii shares as a result of the consummation of the Proposed Reincorporation, and no gain or loss will be recognized by Dole-Hawaii or Dole-Delaware. In addition, it is expected that each former holder of Dole-Hawaii shares will have the same aggregate tax basis in the Dole-Delaware stock received by such person in the Proposed Reincorporation as such holder had in the Dole-Hawaii shares held by such person at the time of consummation of the Proposed Reincorporation, and such person's holding period with respect to such Dole-Delaware stock will include the period during which such holder held the corresponding Dole-Hawaii shares, provided the latter were held by such person as capital assets at the time of the consummation of the Proposed Reincorporation.


    It is expected, however, that the receipt of cash, pursuant to the exercise of dissenters' rights, as the fair value for shares of Dole's Common Stock, will be a taxable transaction for federal income tax purposes to stockholders receiving such cash. It also is expected that a dissenting stockholder who owns no shares of Dole-Delaware Common Stock after the consummation of the Proposed Reincorporation (either directly or constructively pursuant to certain rules of constructive ownership under applicable tax laws) will recognize gain or loss measured by the difference between the cash so received and such stockholder's adjusted tax basis in the shares of Dole's Common Stock exchanged therefor. Such gain or loss should be treated as a capital gain or loss if the shares of Dole's Common Stock are capital assets in the hands of such stockholder, and should be long-term capital gain or loss if such stockholder has held such shares for more than one year.


    Dole has not requested a ruling from the Internal Revenue Service (the "IRS") or an opinion of counsel with respect to the federal income tax consequences of the Proposed Reincorporation under the Internal Revenue Code. A successful IRS challenge to the reorganization status of the Proposed Reincorporation would result in a stockholder recognizing gain or loss with respect to each share of Dole-Hawaii Common Stock exchanged in the Proposed Reincorporation equal to the difference between the stockholder's basis in such share and the fair market value, as of the time of the Proposed Reincorporation, of the Dole-Delaware Common Stock received in exchange therefor. In such event, a stockholder's aggregate basis in the shares of Dole-Delaware Common Stock received in the exchange would equal their fair market value on such date, and the stockholder's holding period for such shares would not include the period during which the shareholder held Dole-Hawaii Common Stock.

    State, local, or foreign income tax consequences to stockholders may vary from the federal tax consequences described above.

    STOCKHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE EFFECT OF THE PROPOSED REINCORPORATION UNDER APPLICABLE FEDERAL, STATE, LOCAL, OR FOREIGN INCOME TAX LAWS.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE REINCORPORATION IN DELAWARE. THE EFFECT OF AN ABSTENTION IS THE SAME AS THAT OF A VOTE AGAINST THE PROPOSED REINCORPORATION.

                                   PROPOSAL 4
            ELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS AND AUDITORS

    Upon the recommendation of the Audit Committee, the Board of Directors of Dole has appointed Arthur Andersen LLP as Dole's independent public accountants and auditors for the 2001 fiscal year ending December 29, 2001, subject to stockholder approval. Arthur Andersen LLP has served as Dole's independent public accountants and auditors since 1985.

    Services which will be provided to Dole and its subsidiaries by Arthur Andersen LLP with respect to the 2001 fiscal year include the examination of Dole's consolidated financial statements, reviews of quarterly reports, services related to filings with the SEC, internal audit services and consultations on various accounting, tax and financial matters.

    A representative of Arthur Andersen LLP will be present at the Annual Meeting to respond to appropriate questions and to make such statements as he may desire.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ARTHUR ANDERSEN LLP AS DOLE'S INDEPENDENT PUBLIC ACCOUNTANTS AND AUDITORS.

                                 MISCELLANEOUS

OTHER MATTERS

    If any other matters properly come before the meeting, it is the intention of the proxy holders, identified in the proxy card, to vote in their discretion on such matters pursuant to the authority granted in the proxy and permitted under applicable law. Dole does not have notice of any such matters.

COST OF SOLICITING PROXIES


    The expenses of preparing and mailing the Notice of Annual Meeting, the Proxy Statement and the proxy card(s) will be paid by Dole. In addition to the solicitation of proxies by mail, proxies may be solicited by directors, officers and employees of Dole (who will receive no additional compensation) by personal interviews, telephone, telegraph and facsimile. Dole has retained Mellon Investor Services to assist in the solicitation of proxies. Mellon Investor Services will be paid approximately $12,500, plus out-of-pocket expenses, for its services. It is anticipated that banks, custodians, nominees and fiduciaries will forward proxy soliciting material to beneficial owners of Dole's Common Stock and that such persons will be reimbursed by Dole for their expenses incurred in so doing.


PROPOSALS OF STOCKHOLDERS


    The 2002 Annual Meeting of Stockholders is presently expected to be held on or about May 16, 2002. To be considered for inclusion in Dole's proxy statement and proxy card for the 2002 Annual Meeting under the Securities and Exchange Commission's Rule 14a-8, proposals of stockholders intended to be presented at the Annual Meeting must be received by the Corporate Secretary, Dole Food Company, Inc., One Dole Drive, Westlake Village, California 91362, no later than December 26, 2001. Proposals of stockholders intended to be presented at the Annual Meeting, but not to be included in Dole's proxy statement and proxy card under the Securities and Exchange Commission's Rule 14a-8, must be received by the Corporate Secretary, Dole Food Company, Inc., One Dole Drive, Westlake Village, California 91362, no later than March 11, 2002 and no earlier than February 9, 2002, if the reincorporation of Dole in Delaware becomes effective. In addition, if Dole is not provided with written notice of a stockholder proposal on or before March 11, 2002, proxies solicited by the Board of Directors for the 2002 Annual Meeting of Stockholders will confer discretionary authority to vote on the stockholder proposal if presented at the Annual Meeting.

ANNUAL REPORTS AND FORMS 10-K

    Copies of Dole's Annual Report and Form 10-K for the fiscal year ended December 30, 2000 may be obtained without charge by writing to the Corporate Secretary, Dole Food Company, Inc., One Dole Drive, Westlake Village, California 91362 or by telephoning requests to 818-879-6814. Dole's Annual Report and Form 10-K can also be found on Dole's website: www.dole.com.

                                          By Resolution of the Board of
                                          Directors,


April 25, 2001

                                                                      APPENDIX A

                            DOLE FOOD COMPANY, INC.

                        2001 STOCK OPTION AND AWARD PLAN

ARTICLE 1. ESTABLISHMENT, OBJECTIVES, AND DURATION


    1.1. ESTABLISHMENT OF THE PLAN. Dole Food Company, Inc., a Hawaii corporation, hereby establishes the 2001 Stock Option and Award Plan (hereinafter referred to as the "Plan"), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, and Cash-Based Awards.


    Subject to approval by the Company's stockholders, the Plan shall become effective as of March 22, 2001 (the "Effective Date") and shall remain in effect as provided in Section 1.3 hereof.

    1.2. OBJECTIVES OF THE PLAN. The objectives of this Plan are to promote the success of the Company and the interest of its stockholders by providing a means to attract and retain key employees by providing them long-term incentives to improve the financial performance of the Company.

    1.3. DURATION OF THE PLAN. The Plan shall commence on the Effective Date, as described in Section 1.1 hereof, and shall remain in effect, subject to the right of the Corporate Compensation and Benefits Committee ("the Committee") of the Board of Directors to amend or terminate the Plan at any time pursuant to
Article 15 hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions. However, in no event may an Award be granted under the Plan on or after March 21, 2011.

ARTICLE 2. DEFINITIONS

    Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

2.1. "AFFILIATE" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations of the Exchange Act.

2.2. "AWARD" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares, Performance Units, or Cash-Based Awards.

2.3. "AWARD AGREEMENT" means an agreement entered into by the Company and each Participant setting forth the terms and provisions applicable to Awards granted under this Plan.

2.4. "BENEFICIAL OWNER" or "BENEFICIAL OWNERSHIP" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

2.5. "BENEFICIARY" shall mean the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive the benefits specified under this Plan in the event of a Participant's death.

2.6. "BOARD" or "BOARD OF DIRECTORS" means the Board of Directors of the Corporation.

2.7. "CASH-BASED AWARD" means an Award granted to a Participant, as described in Article 9 herein.

2.8. "CHANGE OF CONTROL" shall be deemed to occur if and as of the first day that any one or more of the following conditions are satisfied, whether accomplished directly or indirectly, or in one or a series of related transactions:

   2.8.1. Any "PERSON" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT")), other than (a) David H. Murdock or (b) following the death of David H. Murdock, the trustee or trustees of a trust created by David H. Murdock, becomes the "BENEFICIAL OWNER" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation's then outstanding securities;

   2.8.2. Individuals who, as of March 23, 2001, constitute the Board of Directors of the Corporation (the "INCUMBENT BOARD") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual who becomes a director subsequent to March 23, 2001 whose election, or nomination for election by the Corporation's shareholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, unless the individual's initial assumption of office occurs as a result of either an actual or threatened election contest or other actual or threatened tender offer, solicitation of proxies or consents by or on behalf of a Person other than the Board;

   2.8.3. A reorganization, merger, consolidation, recapitalization, tender offer, exchange offer or other extraordinary transaction involving Dole (a "FUNDAMENTAL TRANSACTION") becomes effective or is consummated, unless: (a) more than 50% of the outstanding voting securities of the surviving or resulting entity (including, without limitation, an entity ("PARENT") which as a result of such transaction owns the Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries) ("RESULTING ENTITY") are, or are to be, Beneficially Owned, directly or indirectly, by all or substantially all of the Persons who were the Beneficial Owners of the outstanding voting securities of the Corporation immediately prior to such Fundamental Transaction (excluding, for such purposes, any Person who is or, within two years prior to the consummation date of such Fundamental Transaction, was, an Affiliate or Associate (other than an Affiliate of Dole Food Company, Inc. immediately prior to such consummation date) (as each of Affiliate and Associate are defined in Rule 12b-2 promulgated under the Exchange Act) of a party to the Fundamental Transaction) in substantially the same proportions as their Beneficial Ownership, immediately prior to such Fundamental Transaction, of the outstanding voting securities of the Corporation and (b) more than half of the members of the board of directors or similar body of the Resulting Entity (or its parent) were members of the Incumbent Board at the time of the execution of the initial agreement providing for such Fundamental Transaction.


   2.8.4. A sale, transfer or any other disposition (including, without limitation, by way of spin-off, distribution, complete liquidation or dissolution) of all or substantially all of the Corporation's business and/or assets (an "ASSET SALE") is consummated, unless, immediately following such consummation, all of the requirements of clauses (a) and (b) of Section 2.8.3 are satisfied, both with respect to the Corporation and with respect to the entity to which such business and/or assets have been sold, transferred or otherwise disposed of or its parent (a "TRANSFEREE ENTITY").


         The consummation or effectiveness of a Fundamental Transaction or an Asset Sale shall be deemed not to constitute a Change of Control if more than 50% of the outstanding voting securities of the Resulting Entity or the Transferee Entity, as appropriate, are, or are to be, Beneficially Owned by David H. Murdock.

2.9. "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

2.10. "COMMITTEE" means any committee appointed by the Board to administer Awards to Employees, as specified in Article 3 herein. Any such committee shall be comprised entirely of non-employee Directors.

2.11. "COMPANY" means means the Corporation and/or its Subsidiaries.

2.12. "CORPORATION" means Dole Food Company, Inc., a Hawaii corporation, and its successors. For purposes of this definition of Corporation, after the consummation of a Fundamental Transaction or an Asset Sale, the term successor shall include, without limitation, the Resulting Entity or Transferee Entity, respectively.

2.13. "COST REDUCTION" means a reduction in cost of goods sold, selling, marketing, general and administrative expenses during a measurement interval as compared to a prior Measurement Interval or average of more than one measurement interval, expressed as an absolute dollar amount.

2.14. "COVERED EMPLOYEE" means a Participant who, as of the date of vesting and/or payout of an Award, as applicable, is one of the group of "covered employees," as defined in the regulations promulgated under Code
      Section 162(m), or any successor statute.

2.15. "DISINTERESTED DIRECTOR" means any individual who is a member of the Board of Directors who is a non-employee director, as defined in Rule 16b-3 under the Exchange Act, and an outside director, as defined in regulations under Section 162(m) of the Code, as amended from time to time.

2.16. "DISABILITY" shall have the meaning ascribed to such term in the Participant's governing long-term disability plan, or if no such plan exists, at the discretion of the Board.

2.17. "DOLE" means the Corporation and/or its Subsidiaries.

2.18. "EFFECTIVE DATE" shall have the meaning ascribed to such term in
      Section 1.1 hereof.

2.19. "ELIGIBLE EMPLOYEE" means any officer or key employee of the Company or its Subsidiaries or Affiliates.

2.20. "EVENT" shall be deemed to occur if and as of the first day that one or both of the following conditions are satisfied:

       (1) a Change of Control occurs; or

       (2) the shares of common stock of the Corporation are not listed on either the New York Stock Exchange or the National Market System of the Nasdaq Stock Market (or any successor to such entities).

2.21. "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.22. "FAIR MARKET VALUE" shall mean the closing price of the stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such Shares; provided, however, that if the stock is not listed or admitted to trade on a national securities exchange, the Committee may designate such other exchange, market or source of data as it deems appropriate for determining such value for Plan purposes.

2.23. "FREESTANDING SAR" means an SAR that is granted independently of any Options, as described in Article 7 herein.

2.24. "INCENTIVE STOCK OPTION" or "ISO" means an option to purchase Shares granted under Article 6 herein and which is designated as an Incentive Stock Option and which is intended to meet the requirements of Code
      Section 422.

2.25. "INSIDER" shall mean an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

2.26. "NONQUALIFIED STOCK OPTION" or "NQSO" means an option to purchase Shares granted under Article 6 herein and which is not intended to meet the requirements of Code Section 422.

2.27. "OPTION" means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6 herein.

2.28. "OPTION PRICE" means the price at which a Share may be purchased by a Participant pursuant to an Option.

2.29. "PARTICIPANT" means an Eligible Employee who has been selected to receive an Award or who has outstanding an Award granted under the Plan.

2.30. "PERFORMANCE-BASED EXCEPTION" means the performance-based exception from the tax deductibility limitations of Code Section 162(m).

2.31. "PERFORMANCE SHARE" means an Award granted to a Participant, as described in Article 9 herein.

2.32. "PERFORMANCE UNIT" means an Award granted to a Participant, as described in Article 9 herein.

2.33. "PERIOD OF RESTRICTION" means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Board, at its discretion), and the Shares are subject to a substantial risk of forfeiture, as provided in
      Article 8 herein.

2.34. "QDRO" shall mean an order requiring the transfer of an Award or portion thereof pursuant to state domestic relations law to the spouse, former spouse, child or other dependent of a Participant.

2.35. "RESTRICTED STOCK" means an Award granted to a Participant pursuant to
      Article 8 herein.

2.36. "RESTRICTED STOCK UNIT" means an Award granted to a Participant, as described in Article 9 herein.

2.37. "RETIREMENT" shall have the meaning ascribed to such term in the Company's tax-qualified retirement plan.

2.38. "SHARES" means shares of Common Stock of Dole Food Company, Inc. or any securities or property, including rights, into which the same may be converted by operations of law or otherwise.

2.39. "STOCK APPRECIATION RIGHT" or "SAR" means an Award, granted alone or in connection with a related Option, designated as an SAR, pursuant to the terms of Article 7 herein.

2.40. "SUBSIDIARY" means any corporation or other entity a majority or more of the outstanding voting stock or voting power of which is beneficially owned directly or indirectly by the Corporation.

2.41. "TANDEM SAR" means an SAR that is granted in connection with a related Option pursuant to Article 7 herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).

ARTICLE 3. ADMINISTRATION


    3.1. GENERAL. The Plan shall be administered by the Board, or (subject to the following) by any Committee appointed by the Board. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors. The Board may delegate to the Committee any or all of the administration of the Plan. To the extent that the Board has delegated to the Committee any authority and responsibility under the Plan, all applicable references to the Board in the Plan shall be to the Committee. The Committee shall have the authority to delegate administrative duties to officers or Directors of the Corporation.



    3.2. AUTHORITY OF THE BOARD. Except as limited by law or by the Articles of Association or Bylaws of the Corporation, and subject to the provisions herein, the Board shall have full power to select Employees who shall participate in the Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend, or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 15 herein) amend the terms and conditions of any outstanding Award as provided in the Plan. Further, the Board shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law (and subject to Section 3.1 herein), the Board may delegate its authority as identified herein.


    3.3. DECISIONS BINDING. All determinations and decisions made by the Board pursuant to the provisions of the Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its stockholders, Directors, Employees, Participants, and their estates and beneficiaries.

ARTICLE 4. SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS

    4.1. NUMBER OF SHARES AVAILABLE FOR GRANTS. Subject to adjustment as provided in Section 4.2 herein, the number of Shares hereby reserved for issuance to Participants under the Plan shall be Two Million Five Hundred Thousand (2,500,000), of which no more than Two Hundred Fifty Thousand (250,000) may be granted in the form of Restricted Shares. The Committee shall determine the appropriate methodology for calculating the number of Shares issued pursuant to the Plan. Unless and until the Committee determines that an Award to a Covered Employee shall not be designed to comply with the Performance-Based Exception, the following rules shall apply to grants of such Awards under the
Plan:

    (a) STOCK OPTIONS: The maximum aggregate number of Shares that may be granted in the form of Stock Options, pursuant to any Award granted in any one fiscal year to any one single Participant shall be Five Hundred Thousand (500,000).

    (b) SARS: The maximum aggregate number of Shares that may be granted in the form of Stock Appreciation Rights, pursuant to any Award granted in any one fiscal year to any one single Participant shall be Five Hundred Thousand (500,000).

    (c) RESTRICTED STOCK: The maximum aggregate grant with respect to Awards of Restricted Stock granted in any one fiscal year to any one Participant shall be Thirty Thousand (30,000).

    (d) PERFORMANCE SHARES/PERFORMANCE UNITS, RESTRICTED STOCK UNITS AND CASH-BASED AWARDS: The maximum aggregate payout (determined as of the end of the applicable performance period) with respect to Cash-Based Awards or Awards of Performance Shares or Performance Units granted in any one fiscal year to any one Participant shall be equal to the value of Two Hundred Fifty Thousand (250,000) Shares.

    The maximum number of shares in the aggregate subject to all Awards that, during any calendar year are granted to any individual under this Plan shall be 750,000.


    4.2. ADJUSTMENTS IN AUTHORIZED SHARES. If the outstanding shares of Common Stock are changed into or exchanged for cash or a different number or kind of Shares, securities, or other property, or if additional Shares or new or different securities, or other property are distributed with respect to the outstanding Shares of the Common Stock, through a merger, combination, consolidation, or other reorganization or a recapitalization, reclassification, stock split, stock dividend, reverse stock split, stock consolidation, dividend or distribution of property to the stockholders of the Corporation which in the judgment of the Committee materially affects the value of the Common Stock, or if some other capital change or adjustment affecting the Common Stock shall be made, the Committee, shall in such manner and to such extent as it deems appropriate, equitable, and proportionate, adjust the number and kind of securities, obligations or other consideration (including cash or other property) that are (is) subject to or may be delivered under this Plan and pursuant to outstanding Awards and in any applicable performance standards, and (if applicable) subsequent Awards, subject (i) in the case of a transaction that the Corporation does not survive as a legal entity, to any required approval of the surviving or successor entity (or a parent or subsidiary thereof); (ii) in the case of a transaction to be accounted for as a pooling of interests, to any applicable limitations under generally accepted accounting principles; and
(iii) to the provisions of Article 15 below. A corresponding adjustment to the consideration payable with respect to Awards granted prior to any such change and to the price, if any, to be paid in connection with Restricted Stock Awards or Performance Share Awards shall also be made. Corresponding adjustments shall be made with respect to Stock Appreciation Rights related to Options based upon the adjustments made to the Options to which they are related.


    Further, in the case of an extraordinary dividend or other distribution, recapitalization, reclassification, reorganization, merger, consolidation, combination, sale of assets, split up, exchange, or spin off, the Committee may make provision for a cash payment or for the substitution or exchange of any or all outstanding Awards or the cash, securities, or property deliverable to the holder of any or all outstanding Awards based upon the distribution or consideration payable to holders of the Common Stock of the Corporation upon or in respect of such event; provided, however, in each case, that with respect to Awards of Incentive Stock Options, no such adjustment shall be made which would cause the Plan to violate Section 424(a) of the Code or any successor provisions thereto without the written consent of holders materially adversely affected thereby. In any of such events, the Committee may take such action sufficiently prior to such event if it deems such action necessary or appropriate to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying Shares in the same manner as is or will be available to stockholders generally.

ARTICLE 5. ELIGIBILITY AND PARTICIPATION

    5.1. ELIGIBILITY. Persons eligible to participate in this Plan include all Eligible Employees.

    5.2. ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee may, from time to time, select from all Eligible Employees, those to whom Awards shall be granted and shall determine the nature and amount of each Award.

ARTICLE 6. STOCK OPTIONS

    6.1. GRANT OF OPTIONS. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

    6.2. AWARD AGREEMENT. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine. The Award Agreement also shall specify whether the Option is intended to be an ISO within the meaning of Code Section 422, or an NQSO whose grant is intended not to fall under the provisions of Code
Section 422.

    6.3. OPTION PRICE. The Option Price for each grant of an Option under this Plan shall be at least equal to one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted.

    6.4. DURATION OF OPTIONS. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth
(10th) anniversary date of its grant.

    6.5. EXERCISE OF OPTIONS. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.


    6.6. PAYMENT. Options granted under this Article 6 shall be exercised by the delivery of a written notice (by facsimile or by certified mail) of exercise to the Corporation, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.



    The Option Price upon exercise of any Option shall be payable to the Corporation, in full either: (a) in cash or its equivalent; (b) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price); (c) by a combination of
(a) and (b); or (d) the Committee may allow the use of a promissory note, the terms of which shall be determined by the Committee.



    The Committee also may allow cashless exercise as permitted under Federal Reserve Board Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law.



    Subject to any governing rules or regulations, as soon as practicable after receipt of a written notification of exercise and full payment, the Corporation, or its agent shall deliver, in the Participant's name, share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s) directly to the Participant or the a brokerage account designated by the Participant.


    6.7. RESTRICTIONS ON SHARE TRANSFERABILITY. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

    6.8.  NONTRANSFERABILITY OF OPTIONS.

        (a) INCENTIVE STOCK OPTIONS. No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

        (b) NONQUALIFIED STOCK OPTIONS. Except as otherwise provided in a Participant's Award Agreement, no NQSO granted under this Article 6 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, all NQSOs granted to a

    Participant under this Article 6 shall be exercisable during his or her lifetime only by such Participant. The designation of a Beneficiary shall not constitute a transfer prohibited by the foregoing provisions.

ARTICLE 7. STOCK APPRECIATION RIGHTS

    7.1. GRANT OF SARS. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SAR.

    The Committee shall have complete discretion in determining the number of SARs granted to each Participant (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

    The grant price of a Freestanding SAR shall equal the Fair Market Value of a Share on the date of grant of the SAR. The grant price of Tandem SARs shall equal the Option Price of the related Option.

    7.2. EXERCISE OF TANDEM SARS. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

    Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

    7.3. EXERCISE OF FREESTANDING SARS. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them.

    7.4. SAR AGREEMENT. Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee shall determine.

    7.5. TERM OF SARS. The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that such term shall not exceed ten (10) years.

    7.6. PAYMENT OF SAR AMOUNT. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

    (a) The difference between the Fair Market Value of a Share on the date of exercise over the grant price; by

    (b) The number of Shares with respect to which the SAR is exercised.

    At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof. The Committee's determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.

    7.7. NONTRANSFERABILITY OF SARS. Except as otherwise provided in a Participant's Award Agreement, no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, all SARs granted to a Participant under the

Plan shall be exercisable during his or her lifetime only by such Participant. The designation of a Beneficiary shall not constitute a transfer prohibited by the foregoing provisions.

ARTICLE 8. RESTRICTED STOCK

    8.1. GRANT OF RESTRICTED STOCK. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Eligible Employees in such amounts as the Committee shall determine.

    8.2. RESTRICTED STOCK AGREEMENT. Each Restricted Stock grant shall be evidenced by a Restricted Stock Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine.

    8.3.  NON-TRANSFERABILITY OF RESTRICTED STOCK.  Except as provided in this
Article 8, the Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Restricted Stock Award Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant. The designation of a Beneficiary shall not constitute a transfer prohibited by the foregoing provisions.

    8.4. OTHER RESTRICTIONS. Subject to Article 11 herein, the Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, restrictions based upon the achievement of specific performance goals (Company-wide, divisional, and/or individual), time-based restrictions on vesting following the attainment of the performance goals, and/or restrictions under applicable federal or state securities laws.


    The Corporation may retain the certificates representing Shares of Restricted Stock in the Corporation's possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied.


    Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the applicable Period of Restriction.

    8.5. VOTING RIGHTS. Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction.

    8.6. DIVIDENDS AND OTHER DISTRIBUTIONS. During the Period of Restriction, Participants holding shares of Restricted Stock granted hereunder may be credited with regular cash dividends paid with respect to the underlying Shares while they are so held. The Committee may apply any restrictions to the dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Restricted Shares granted to a Covered Employee is designed to comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Restricted Shares, such that the dividends and/or the Restricted Shares maintain eligibility for the Performance-Based Exception.

ARTICLE 9. PERFORMANCE UNITS, PERFORMANCE SHARES, RESTRICTED STOCK UNITS AND CASH-BASED AWARDS


    9.1. GRANT OF PERFORMANCE UNITS/SHARES, RESTRICTED STOCK UNITS AND CASH-BASED AWARDS. Subject to the terms of the Plan, Performance Units, Performance Shares, Restricted Stock Units and/or Cash-Based Awards may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.



    9.2. VALUE OF PERFORMANCE UNITS/SHARES, RESTRICTED STOCK UNITS AND CASH-BASED AWARDS. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share or Restricted Stock Unit shall have an initial value equal to the Fair Market Value of a Share on the date of grant. Each Cash-Based Award shall have a value as may be determined by the Committee. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Shares, Restricted Stock Units and Cash-Based Awards that will be paid out to the Participant. For purposes of this
Article 9, the time period during which the performance goals must be met shall be called a "Performance Period."


    9.3. EARNING OF PERFORMANCE UNITS/SHARES, RESTRICTED STOCK UNITS AND CASH-BASED AWARDS. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Shares, Restricted Stock Units and Cash-Based Awards shall be entitled to receive a payout on the number and value of Performance Units/Shares, Restricted Stock Units and Cash-Based Awards earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

    9.4. FORM AND TIMING OF PAYMENT OF PERFORMANCE UNITS/SHARES, RESTRICTED STOCK UNITS AND CASH-BASED AWARDS. Payment of earned Performance Units/Shares, Restricted Stock Units and Cash-Based Awards shall be made in a single lump sum following the close of the applicable Performance Period. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Units/Shares, Restricted Stock Units and Cash-Based Awards in the form of cash or in Shares (or in a combination thereof) which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares, Restricted Stock Units and Cash-Based Awards at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

    At the discretion of the Committee, Participants may be entitled to receive any dividends declared with respect to Shares which have been earned in connection with grants of Performance Units, Performance Shares and/or Restricted Stock Units which have been earned, but not yet distributed to Participants (such dividends shall be subject to the same accrual, forfeiture, and payout restrictions as apply to dividends earned with respect to Shares of Restricted Stock, as set forth in Section 8.6 herein.

    9.5. NONTRANSFERABILITY. Except as otherwise provided in a Participant's Award Agreement, Performance Units/Shares and Cash-Based Awards may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, a Participant's rights under the Plan shall be exercisable during the Participant's lifetime only by the Participant or the Participant's legal representative.

ARTICLE 10. PERFORMANCE MEASURES

    Unless and until the Committee proposes for shareholder vote and shareholders approve a change in the general performance measures set forth in this Article 10, the attainment of which may determine the degree of payout and/or vesting with respect to Awards to Covered Employees which are designed to qualify for the Performance-Based Exception, the performance measure(s) to be used for purposes of such grants shall be chosen from among:

    (a) Earnings per share;

    (b) Net income (before or after taxes);

    (c) Return measures (including, but not limited to, return on assets, equity, or sales);

    (d) Cash flow return on investments which equals net cash flows divided by owners equity;

    (e) Earnings before or after taxes;

    (f) Share price (including, but no limited to, growth measures and total shareholder return); and

    (g) Cost Reduction

    The Committee shall have the discretion to adjust the determinations of the degree of attainment of the preestablished performance goals; provided, however, that Awards which are designed to qualify for the Performance-Based Exception, and which are held by a Covered Employee, may not be adjusted upward (the Committee shall retain the discretion to adjust such Awards downward).

    In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing performance measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards which shall not qualify for the Performance-Based Exception, the Committee may make such grants without satisfying the requirements of Code
Section 162(m).

ARTICLE 11. BENEFICIARY DESIGNATION


    Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Corporation, and will be effective only when filed by the Participant in writing with the Corporation during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.


ARTICLE 12. DEFERRALS

    The Committee may permit or require a Participant to defer such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock, or the satisfaction of any requirements or goals with respect to Performance Units/Shares. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

ARTICLE 13. RIGHTS OF EMPLOYEES

    13.1. EMPLOYMENT. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company.

    13.2. PARTICIPATION. No Employee shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

ARTICLE 14. CHANGE OF CONTROL; EVENT


    14.1. TREATMENT OF OUTSTANDING AWARDS. Upon the occurrence of an Event, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governmental agencies or national securities exchanges:


    (a) Any and all Options and SARs granted hereunder shall become immediately exercisable, and shall remain exercisable throughout their entire term;

    (b) Any restriction periods and restrictions imposed on Restricted Shares which are not performance-based shall lapse;

    (c) The target payout opportunities attainable under all outstanding Awards of performance-based Restricted Stock, Performance Units, Performance Shares, and Cash-Based Awards shall be deemed to have been fully earned for the entire Performance Period(s) as of the effective date of the Event. The vesting of all Awards denominated in Shares shall be accelerated as of the effective date of the Event, and there shall be paid out to Participants within thirty (30) days following the effective date of the Event a pro rata number of Shares based upon an assumed achievement of all relevant targeted performance goals and upon the length of time within the Performance Period which has elapsed prior to the Event. Awards denominated in cash shall be paid pro rata to participants in cash within thirty (30) days following the effective date of the Event, with the proration determined as a function of the length of time within the Performance Period which has elapsed prior to the Event, and based on an assumed achievement of all relevant targeted performance goals.


    14.2. TERMINATION, AMENDMENT, AND MODIFICATIONS OF CHANGE OF CONTROL PROVISIONS. Notwithstanding any other provision of this Plan (but subject to the limitations of Section 15.3 hereof) or any Award Agreement provision, the provisions of this Article 14 may not be terminated, amended, or modified on or after the date of an Event to affect adversely any Award theretofore granted under the Plan without the prior written consent of the Participant with respect to said Participant's outstanding Awards; provided, however, the Committee may terminate, amend, or modify this Article 14 at any time and from time to time prior to the date of an Event.


    14.3. POOLING OF INTERESTS ACCOUNTING. Notwithstanding any other provision of the Plan to the contrary, in the event that the consummation of a Change of Control is contingent on using pooling of interests accounting methodology, the Committee may take any action necessary to preserve the use of pooling of interests accounting.

ARTICLE 15. AMENDMENT, MODIFICATION, AND TERMINATION

    15.1. AMENDMENT, MODIFICATION, AND TERMINATION. Subject to the terms of the Plan, the Committee may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part.


    15.2. ADJUSTMENT OF AWARDS UPON THE OCCURRENCE OF CERTAIN UNUSUAL OR NONRECURRING EVENTS. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.2 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided that, unless the Committee determines otherwise at the time such adjustment is considered, no such adjustment shall be authorized to the extent that such authority would be inconsistent with the Plan's meeting the requirements of Section 162(m) of the Code, as from time to time amended.

    15.3. AWARDS PREVIOUSLY GRANTED. Notwithstanding any other provision of the Plan to the contrary (but subject to Section 14.3 hereof), no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

    15.4.  COMPLIANCE WITH CODE SECTION 162(M).  At all times when Code
Section 162(m) is applicable, all Awards granted under this Plan shall comply with the requirements of Code Section 162(m); provided, however, that in the event the Committee determines that such compliance is not desired with respect to any Award or Awards available for grant under the Plan, then compliance with Code Section 162(m) will not be required. In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award or Awards available under the Plan, the Committee may, subject to this
Article 15, make any adjustments it deems appropriate.

    15.5 EFFECT OF TERMINATION OF EMPLOYMENT. Unless the Committee otherwise expressly provides in or by amendment to the Award Agreement:

    (a) OPTIONS--RESIGNATION; DISMISSAL WITHOUT CAUSE. If the Participant's employment by the Company terminates for any reason other than Retirement, Disability or death, the Participant shall have three months from the date of termination of employment to exercise any Option to the extent it shall have become exercisable on the date of termination of employment, and any Option to the extent not exercisable on that date shall terminate.


       OPTIONS--RETIREMENT, DISABILITY OR DEATH. If the Participant's employment by the Company terminates as a result of Retirement, Disability, or death, the Participant or Participant's Personal Representative or his or her Beneficiary, as the case may be, shall have 12 months from the date of termination of employment to exercise any Option to the extent it shall have become exercisable by the date of termination of employment, and any Option to the extent not exercisable on that date shall terminate.



    (b) SARS. Each Stock Appreciation Right granted concurrently with an Option shall have the same termination provisions and exercisability periods as the Option to which it relates. The exercisability period of a Stock Appreciation Right shall not exceed that provided in Section 6.4 or in the related Award Agreement and the Stock Appreciation Right shall expire at the end of such exercisability period.


    (c) RESTRICTED STOCK. In the event of termination of employment with the Company for any reason, Shares of common stock subject to the Participant's Restricted Stock Award shall be forfeited in accordance with the provisions of the related Award Agreement to the extent such shares have not become vested on that date.

    (d) PERFORMANCE UNITS/SHARES, RESTRICTED STOCK UNITS OR CASH-BASED AWARDS. Unless determined otherwise by the Committee and set forth in the Participant's Award Agreement, in the event the employment of a Participant is terminated by reason of death, Disability, or Retirement during a Performance Period, the Participant shall receive a payout of the Performance Units/ Shares, Restricted Stock Units or Cash-Based Awards which is prorated, as specified by the Committee in its discretion.

       Payment of earned Performance Units/Shares, Restricted Stock Units or Cash-Based Awards shall be made at a time specified by the Committee in its sole discretion and set forth in the Participant's Award Agreement. Notwithstanding the foregoing, with respect to Covered Employees who retire during a Performance Period, payments shall be made at the same time as payments are made to Participants who did not terminate employment during the applicable Performance Period.

       In the event that a Participant's employment terminates for any reason other than those reasons set forth in this Section 15.5(d), all Performance Units/Shares, Restricted Stock Units and Cash-Based Awards shall be forfeited by the Participant to the Corporation unless determined otherwise by the Committee, as set forth in the Participant's Award Agreement.


ARTICLE 16. WITHHOLDING

    16.1. TAX WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.


    16.2. SHARE WITHHOLDING. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of Awards granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Corporation withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.


ARTICLE 17. INDEMNIFICATION

    Each person who is or shall have been a member of the Committee, or of the Committee, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgement in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Association or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

ARTICLE 18. SUCCESSORS

    All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE 19. LEGAL CONSTRUCTION

    19.1. GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

    19.2. SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

    19.3. REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

    19.4. SECURITIES LAW COMPLIANCE. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of the plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

    19.5. GOVERNING LAW. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of California.

                                                                      APPENDIX B

                            DOLE FOOD COMPANY, INC.
                              AMENDED AND RESTATED
                            AUDIT COMMITTEE CHARTER
                                     AS OF
                                FEBRUARY 8, 2001

COMMITTEE        The Board of Directors ("Board") of Dole Food Company, Inc. has
                 established a standing committee to be known as the Audit Committee
                 ("Committee").

COMPOSITION      This Committee is to be composed of at least three independent
                 Directors, each of whom shall be free from any relationship that would interfere with the exercise of his or her independent judgment and each of whom shall be financially literate (or must become financially literate within a reasonable period of time after his or her appointment to the Committee). At least one member shall have accounting or related financial management expertise. One of the members shall be designated by the Board as the chairperson of the
                 Committee.

OBJECTIVES       The primary objective of the Committee is to monitor the integrity of the Company's financial reporting process and systems of internal control relative to financial information used by the Board in making decisions as well as financial information about the Company disseminated to shareholders, the financial community, and regulatory authorities.

TERM             The Board shall appoint the members of the Committee to serve for one year, or until their successors have been duly designated and approved.

CONTINUITY       The policy of Board will be, where practical, to reappoint at least two members of the Committee, given the complexity of the Committee's assignment.

VACANCIES        Vacancies on the Committee shall be filled by vote of the Board during its first meeting following the occurrence of such vacancy.

MEETINGS         The Committee shall hold meetings, which meetings may be held in person or telephonically, at least four times per year. The Committee shall also hold executive sessions at least annually with the Corporate
                 Director of Internal Audit, the independent auditors, and as the
                 Committee deems necessary for its own discussion purposes.

AGENDA           Prior to each regularly scheduled meeting, the Committee will prepare an agenda for the meeting. Other topics for discussion may be introduced at the meeting at the request of any Committee member.

ATTENDANCE       Such corporate officers and other employees of the Company, as the
                 Committee may regularly or from time-to-time designate as well as the
                 Company's independent auditors shall attend the meeting.

CHARTER          The Committee shall review and reassess the adequacy of its written charter annually and recommend any proposed changes to the Board for approval. The charter will be included in the Company's proxy statement at least triennially and after any significant amendment.

OUTSIDE AGENCY   Subject to prior approval of the Board, the Committee is auhorized to
ASISTANCE        engage or employ such outside professional or other services at its discretion as may be required to fulfill its responsibilities.

SCOPE OF
ACTIVITIES       GENERAL

                 --         Review the accounting methods adopted by the Company and any proposed changes.

                 --         Review internal accounting procedures and controls with the
                            Company's financial and accounting staff.

                 --         Review of the Company's process relating to control over
                            third party payments to ensure compliance with law.

                 --         Review of the Company's Code of Conduct, the related annual questionnaire and a summary of responses to said
                            questionnaire.

                 --         Review with legal counsel significant litigation matters
                            affecting the Company.

                 --         Review and approve the annual Summary of Affiliated
                            Transactions.

                 --         Write a report each year for inclusion in the Company's
                            annual proxy statement stating: (1) that the Committee has reviewed and discussed the financial statements with
                            management and the independent auditors, (2) that the
                            Committee has discussed the items required by SAS 61 with
                            the independent auditors, (3) the Committee has received the required written report from the independent auditors and
                            discussed the auditors' independence, and (4) whether based on the review and discussions in items (1) through
                            (3) above, the Committee recommended to the Board that the audited financial statements be included in the Annual
                            Report on Form 10-K for filing with the SEC.

                 INTERNAL AUDIT FUNCTION

                 --         Provide an open avenue of communication between the internal audit function and the Board.

                 --         Review and approve the annual internal audit budget, plan, changes in plan and organizational structure.

                 --         Review the activities and recommendations / reports of the
                            Company's internal auditors as well as management responses, and follow up on those recommendations / reports.

                 --         Review the appointment, performance, and replacement of the
                            Corporate Director of Internal Audit.

                 INDEPENDENT AUDITORS

                 --         The independent auditors are ultimately accountable to the
                            Board and Committee.

                 --         The Board and Committee have the ultimate authority and
                            responsibility to select, evaluate and, where appropriate, replace the independent auditors (or to nominate the
                            independent auditors to be proposed for shareholder approval in any proxy statement).

                 --         Approve fees and other significant compensation to be paid to the independent auditors.

                 --         Receive and review a formal written statement delineating
                            all relationships between the independent auditors and the
                            Company.

                 --         Actively engage in a dialogue with the independent auditors regarding any disclosed relationships or services that may impact the objectivity and independence of the auditors and recommend that the Board take appropriate action to satisfy itself of the auditors' independence.

                 --         Review the independent auditors' annual audit plan.

                 --         Prior to the release of year-end earnings, discuss the
                            results of the annual audit with the independent auditors
                            including certain matters required to be communicated to
                            audit committees in accordance with SAS 61.

                 --         Review with management and the independent auditors the
                            Company's Annual Report to Shareholders on Form 10-K and the
                            Company's quarterly financial statements on Form 10-Q prior to filing with the SEC. The review will include a discussion of the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles and underlying estimates as applied in its financial reporting.

SUMMARY REPORTS  The Board will rely upon the Committee for summary reports about matters within its scope and such other matters of substance that may come to the Committee's attention.

                                                                      APPENDIX C

                          AGREEMENT AND PLAN OF MERGER
                     BY AND BETWEEN DOLE FOOD COMPANY, INC.
                             (A HAWAII CORPORATION)
                                 AND DFCM, INC.
                            (A DELAWARE CORPORATION)

    THIS AGREEMENT AND PLAN OF MERGER (the "Agreement") is entered into as of the 5th day of April, 2001, by and between Dole Food Company, Inc., a Hawaii corporation ("Dole-Hawaii"), and DFCM, Inc., a Delaware corporation ("Dole-Delaware").

                              W I T N E S S E T H:

    WHEREAS, Dole-Hawaii is a corporation duly organized and validly existing under the laws of the State of Hawaii having an authorized capital stock of 80,000,000 shares of common stock, without par value ("Dole-Hawaii Common Stock"), and 30,000,000 shares of preferred stock, without par value ("Dole-Hawaii Preferred Stock"), of which 55,850,401 shares of such Dole-Hawaii Common Stock and no shares of such Dole-Hawaii Preferred Stock are issued and outstanding and entitled to vote as of the date of this Agreement; and

    WHEREAS, Dole-Delaware is a corporation duly organized and validly existing under the laws of the State of Delaware having an authorized capital stock of 1,000 shares of common stock, without par value ("Dole-Delaware Common Stock"), of which one (1) share of such Dole-Delaware Common Stock is issued and outstanding and entitled to vote as of the date of this Agreement; and

    WHEREAS, the Boards of Directors of each of Dole-Hawaii and Dole-Delaware deem it advisable and in the best interests of their respective corporations and stockholders that the merger of Dole-Hawaii with and into Dole-Delaware, as provided for herein (the "Merger"), be consummated in accordance with the provisions of the General Corporation Law of the State of Delaware and the Business Corporation Act of the State of Hawaii and upon the terms and subject to the conditions hereinafter set forth; and

    WHEREAS, the Board of Directors of Dole-Hawaii, by appropriate resolutions, duly authorized, has approved and adopted this Agreement and directed that it be submitted to the stockholders of Dole-Hawaii for adoption with a recommendation that the stockholders vote in favor of the approval of this Agreement and the Merger; and

    WHEREAS, the Board of Directors of Dole-Delaware, by appropriate resolutions, duly authorized, has approved and adopted this Agreement and directed that it be submitted to the stockholders of Dole-Delaware for adoption with a recommendation that the stockholders vote in favor of the approval of this Agreement and the Merger; and

    WHEREAS, the Board of Directors of Dole-Hawaii, acting on behalf of Dole-Hawaii in its capacity as sole stockholder of Dole-Delaware, by appropriate resolutions, duly authorized, has approved and adopted this Agreement.

    NOW, THEREFORE, in consideration of the mutual covenants, agreements and provisions herein contained, the parties hereto agree as follows:

                                   ARTICLE I
                                   THE MERGER

    1.1 MERGER OF DOLE-HAWAII WITH AND INTO DOLE-DELAWARE. In accordance with the provisions of this Agreement, the General Corporation Law of the State of Delaware, and the Business Corporation Act of the State of Hawaii, at the Effective Time (as defined in Section 1.4 hereof), Dole-Hawaii shall be merged with and into Dole-Delaware, which shall be the surviving entity (hereinafter sometimes referred to as the "Surviving Entity"). After the Effective Time, Dole-Delaware shall continue its existence as a Delaware corporation, and shall conduct its business as the Surviving Entity. At the Effective Time, the separate corporate existence of Dole-Hawaii shall cease.

    1.2 EFFECT OF THE MERGER.

       (a) At the Effective Time, the effect of the Merger shall be as provided in the applicable provisions of the General Corporation Law of the State of Delaware and the Hawaii Business Corporation Act. Without limiting the generality of the foregoing, at the Effective Time, Dole-Delaware shall thereupon and thereafter possess all the rights, privileges, powers, franchises, patents, trademarks, licenses, registrations and other assets of every kind and description of both Dole-Hawaii and Dole-Delaware, and be subject to all the restrictions, disabilities and duties of both Dole-Hawaii and Dole-Delaware; and all of the registration statements, listing arrangements or agreements, options, puts, warrants, or other rights, obligations, agreements and arrangements to which the stock or other securities of Dole-Hawaii were theretofore subject shall thereupon be applicable to the stock or other securities of Dole-Delaware into which such shares of the stock or other securities of Dole-Hawaii have been converted as a result of the Merger; and all the rights, privileges, powers and franchises of both Dole-Hawaii and Dole-Delaware, and all the property, real, personal and mixed, and all debts due to both Dole-Hawaii and Dole-Delaware, on whatever account as well as for stock subscriptions and all other things in action belonging to either Dole-Hawaii or Dole-Delaware, shall be vested in Dole-Delaware; and all property, rights, privileges, powers, franchises, patents, trademarks, licenses, registrations and other assets of every kind and description of Dole-Hawaii, and all and every other interest of Dole-Hawaii, shall be thereafter as effectually the property of Dole-Delaware as they were of Dole-Hawaii, and the title to any real estate vested in Dole-Hawaii under any applicable laws by deed or otherwise shall not revert or be in any way impaired by reason of the General Corporation Law of the State of Delaware or the Business Corporation Act of the State of Hawaii; but all rights of creditors and all liens upon any property of Dole-Hawaii shall be preserved unimpaired, and all debts, liabilities and duties of Dole-Hawaii shall thenceforth attach to Dole-Delaware and may be enforced against Dole-Delaware to the same extent as if said debts, liabilities and duties had been incurred or contracted by Dole-Delaware.

       (b) From and after the Effective Time and until further amended in accordance with the General Corporation Law of the State of Delaware, the Certificate of Incorporation of the Surviving Entity shall be amended to read as set forth in Annex A hereto.

       (c) From and after the Effective Time and until altered, amended or repealed in accordance with applicable law, the Bylaws of the Surviving Entity shall be as set forth in Annex B hereto.

       (d) The directors and officers of Dole-Hawaii at the Effective Time shall be the directors and officers of the Surviving Entity, and the directors and officers of Dole-Delaware at the Effective Time, to the extent that they are not directors or officers of Dole-Hawaii at the Effective Time, shall cease to be directors and officers at and after the Effective Time.

    1.3 ADDITIONAL ACTIONS. If, at any time after the Effective Time, Dole-Delaware shall consider or be advised that any further assignments or assurances in law or any other acts are necessary or desirable (a) to vest, perfect or confirm, of record or otherwise, in Dole-Delaware, title to and possession of any property or right of Dole-Hawaii acquired or to be acquired by reason of, in connection with, or as a result of the Merger, or (b) otherwise to carry out the purposes of this Agreement, Dole-Hawaii and its respective officers and directors shall be deemed to have granted to Dole-Delaware an irrevocable power of attorney to execute and deliver all such proper deeds, assignments and assurances in law and to do all acts necessary or proper to vest, perfect or confirm title to and possession of such property or rights in Dole-Delaware and otherwise to carry out the purposes of this Agreement; and the directors and officers of Dole-Delaware are fully authorized in the name of Dole-Hawaii or otherwise to take any and all such action.

    1.4 EFFECTIVE TIME. The Effective Time of the Merger (the "Effective Time") shall be 11:59 p.m., Hawaii time, on June 30, 2001.

                                   ARTICLE II
                            CONVERSION OF SECURITIES

    2.1 SURRENDER, CONVERSION AND PAYMENT.

       (a) At the Effective Time, each issued and outstanding share of Dole-Hawaii Common Stock shall, by virtue of the Merger and without any action on the part of Dole-Hawaii or Dole-Delaware, be converted into one (1) duly authorized, validly issued, fully paid and nonassessable share of Dole-Delaware Common Stock.

       (b) At the Effective Time, each issued and outstanding share of Dole-Delaware Common Stock that is then held by Dole-Hawaii shall be canceled.

       (c) After the Effective Date of the Merger, each holder of an outstanding certificate representing shares of Dole-Hawaii Common Stock may, at such stockholder's option, surrender the same for cancellation to American Stock Transfer & Trust Company, as exchange agent (the "Exchange Agent"), subject to procedures established therefor by Dole-Delaware, and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of Dole-Delaware's Common Stock into which the surrendered shares were converted as herein provided. Until so surrendered, each outstanding certificate theretofore representing shares of Dole-Hawaii Common Stock shall be deemed for all purposes to represent the number of whole shares of Dole-Delaware's Common Stock into which such shares of Dole-Hawaii Common Stock were converted in the Merger. The registered owner on the books and records of Dole-Delaware or the Exchange Agent of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to Dole-Delaware or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock of Dole-Delaware represented by such outstanding certificate as provided above. If any certificate for shares of Dole-Delaware stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and that the person requesting such transfer pay to the Exchange Agent any transfer or other taxes payable by reason of issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of Dole-Delaware that such tax has been paid or is not payable.

       (d) At the Effective Time, Dole-Delaware shall assume and continue the stock option plans and all other employee benefit plans of Dole-Hawaii. Each outstanding and unexercised option, or other right to purchase, or security convertible into, Dole-Hawaii Common Stock shall become an option, or right to purchase, or a security convertible into

           Dole-Delaware Common Stock on the basis of one (1) share of Dole-Delaware Common Stock for each share of Dole-Hawaii Common Stock issuable pursuant to any such option, or stock purchase right or convertible security, on the same terms and conditions and at an exercise or conversion price per share equal to the exercise or conversion price per share applicable to any such Dole-Hawaii option, stock purchase right or other convertible security at the Effective Time. There are no options, purchase rights for or securities convertible into any class of Dole-Hawaii Preferred Stock.

    A number of shares of the Dole-Delaware Common Stock shall be reserved for issuance upon the exercise of options, stock purchase rights and convertible securities equal to the number of shares of Dole-Hawaii Common Stock so reserved immediately prior to the Effective Time.

                                  ARTICLE III
                           AMENDMENT AND TERMINATION

    3.1 AMENDMENT. This Agreement may be amended at any time by the Boards of Directors of Dole-Hawaii and Dole-Delaware, either prior to or after approval of the Merger by the stockholders of Dole-Hawaii and the Board of Directors of Dole-Hawaii (on behalf of Dole-Delaware), to the fullest extent permitted by law, and at any time upon the action of the Boards of Directors and stockholders of Dole-Hawaii and Dole-Delaware, by an amendment duly executed by the parties hereto at any time prior to the Effective Time.

    3.2 TERMINATION. At any time prior to the Effective Time, this Agreement may be terminated and the Merger abandoned by agreement of either the Board of Directors of Dole-Hawaii or the Board of Directors of Dole-Delaware. The filing of this Agreement or a Certificate of Merger with the Secretary of State of the State of Delaware and the filing of this Agreement and Articles of Merger with the Secretary of the Department of Commerce and Consumer Affairs of the State of Hawaii pursuant to
       Section 1.4 hereof shall constitute certification that this Agreement of Merger has not theretofore been terminated. If terminated as provided in this Section 3.2, this Agreement shall forthwith become wholly void and of no further force or effect.

                                   ARTICLE IV
                                   CONDITIONS

    4.1 CONDITIONS TO OBLIGATIONS OF DOLE-DELAWARE. The obligation of Dole-Delaware to consummate the Merger is subject to the fulfillment, prior to or at the Effective Time, subject to the provisions of
       Section 6.2, of each of the following conditions:

       (a) STOCKHOLDER APPROVAL. This Agreement shall have been approved by the duly adopted resolution of the Board of Directors of Dole-Hawaii, acting in its capacity as sole stockholder of Dole-Delaware, or by the act of a duly authorized officer of Dole-Hawaii otherwise authorized to vote the shares of stock of Dole-Delaware owned by Dole-Hawaii.

       (b) CONSENTS. All consents, authorizations, orders or approvals of any governmental commission, board, other regulatory body or any third party required in connection with the execution, delivery and performance of this Agreement shall have been obtained.

       (c) SATISFACTION OF CONDITIONS. Any obligations of Dole-Hawaii to be performed pursuant to this Agreement prior to the Effective Time shall have been performed in all material respects.

    4.2 CONDITIONS TO OBLIGATIONS OF DOLE-HAWAII. The obligation of Dole-Hawaii to consummate the Merger is subject to the fulfillment, prior to or at the Effective Time, subject to the provisions of Section 6.2, of each of the following conditions:

       (a) STOCKHOLDER APPROVAL. This Agreement and the Merger shall have been approved by the affirmative vote of the holders of at least three-fourths of the issued and outstanding shares of stock of Dole-Hawaii having voting power.

       (b) CONSENTS. All consents, authorizations, orders or approvals of any governmental commission, board, other regulatory body or any third party required in connection with the execution, delivery and performance of this Agreement shall have been obtained.

       (c) SATISFACTION OF CONDITIONS. Any obligations of Dole-Delaware to be performed pursuant to this Agreement prior to the Effective Time shall have been performed in all material respects.

                                   ARTICLE V
                                   COVENANTS

    5.1 COVENANTS OF DOLE-DELAWARE. Dole-Delaware covenants and agrees that it will, on or before the Effective Date of the Merger:

       (a) Qualify to do business as a foreign corporation in the State of Hawaii and in connection therewith irrevocably appoint an agent for service of process as required under the provisions of the Hawaii Business Corporation Act;

       (b) File any and all documents with the State of Hawaii necessary for the assumption by Dole-Delaware of all of the applicable tax liabilities of Dole-Hawaii; and

       (c) Take such other actions as may be required by the Hawaii Business Corporation Act.

                                   ARTICLE VI
                                 MISCELLANEOUS

    6.1 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one agreement.

    6.2 WAIVER. Any party may, at its option, extend the time for performance of any of the obligations or acts of any other party and may waive in writing any or all of the conditions contained herein to which its obligations hereunder are subject or compliance by other parties with any other matter in this Agreement.

    6.3 GOVERNING LAW. This Agreement shall be governed in all respects, including, but not limited to validity, interpretation, effect and performance, by the internal laws of the State of Delaware and, so far as applicable, the merger provisions of the Hawaii Business Corporation Act, excluding the effects of any principles of conflicts of law which may otherwise be applicable. References in this Agreement to the "Hawaii Business Corporation Act" shall mean the Hawaii Business Corporation Act (HRS Chapter 415) with respect to matters occurring prior to July 1, 2001 and the Hawaii Revised Business Corporation Act (HRS Chapter 414) with respect to matters occurring on or after July 1, 2001.

    IN WITNESS WHEREOF, Dole-Hawaii and Dole-Delaware have caused this Agreement and Plan of Merger to be executed on their behalf by their respective officers, hereunto duly authorized.

DOLE FOOD COMPANY, INC.

By:  /s/ DAVID H. MURDOCK
 --------------------------------------------
    David H. Murdock
    Chairman of the Board and
    Chief Executive Officer

DFCM, INC.

By:  /s/ LAWRENCE A. KERN
 --------------------------------------------
    Lawrence A. Kern
    President

                                                                      APPENDIX D

                      AMENDED CERTIFICATE OF INCORPORATION
                                       OF
                            DOLE FOOD COMPANY, INC.

            (ORIGINALLY INCORPORATED AS DFCM, INC. ON APRIL 3, 2001)

    FIRST: The name of the corporation is Dole Food Company, Inc. (hereinafter referred to as the "Corporation").

    SECOND: The address of the registered office of the Corporation in the State of Delaware is 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle. The name of the registered agent of the Corporation at that address is Corporation Service Company.

    THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the Delaware General Corporation Law.

    FOURTH:   A. The total number of shares of all classes of stock which the
Corporation shall have authority to issue is One Hundred Ten Million (110,000,000), consisting of Eighty Million (80,000,000) shares of Common Stock, without par value (the "Common Stock"), and Thirty Million (30,000,000) shares of Preferred Stock, without par value (the "Preferred Stock").

                B. The board of directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware (such certificate being hereinafter referred to as a "Preferred Stock Designation"), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences, and rights of the shares of each such series and any qualifications, limitations or restrictions thereof. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the then-outstanding shares of Common Stock, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any Preferred Stock Designation.

                C. Each outstanding share of Common Stock shall entitle the holder thereof to one vote on each matter properly submitted to the stockholders of the Corporation for their vote; PROVIDED, HOWEVER, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any Certificate of Designations relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon by law or pursuant to this Certificate of Incorporation (including any Certificate of Designations relating to any series of Preferred Stock).

    FIFTH: The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

                A. The business and affairs of the Corporation shall be managed by or under the direction of the board of directors. In addition to the powers and authority expressly conferred upon them by statute or by this Certificate of Incorporation or the by-laws of the Corporation, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

                B. The directors of the Corporation need not be elected by written ballot unless the by-laws so provide.

                C. Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders.

                D. Special meetings of stockholders of the Corporation may be called only by the Chairman of the Board, the Chief Executive Officer or by the board of directors acting pursuant to a resolution adopted by a majority of the Whole Board. For purposes of this Certificate of Incorporation, the term "Whole Board" means the then-total number of authorized directors (including any vacancies in authorized directorships, regardless of whether any such vacancy resulted from the creation of a new authorized directorship or instead from the death, resignation, retirement, disqualification, or removal from office of a director).

    SIXTH: A. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the number of directors shall be fixed from time to time exclusively by the board of directors pursuant to a resolution adopted by a majority of the Whole Board.

                B. Subject to the rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the board of directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall, unless otherwise required by law or by resolution of the board of directors, be filled only by a majority vote of the directors then in office, though less than a quorum (and not by stockholders), and directors so chosen shall serve for a term expiring at the next annual meeting of stockholders or until such director's successor shall have been duly elected and qualified. No decrease in the authorized number of directors shall shorten the term of any incumbent director.

                C. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the by-laws of the Corporation.

    SEVENTH: The board of directors is expressly empowered to adopt, amend or repeal by-laws of the Corporation. Any adoption, amendment or repeal of the by-laws of the Corporation by the board of directors shall require the approval of a majority of the Whole Board. The stockholders shall also have power to adopt, amend or repeal the by-laws of the Corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of at least sixty six and two thirds percent (66 2/3%) of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt, amend or repeal any provision of the by-laws of the Corporation.

    EIGHTH: A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

    Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

    NINTH: The Corporation reserves the right to amend or repeal any provision contained in this Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware and all rights conferred upon stockholders are granted subject to this reservation; provided, however, that, notwithstanding any other provision of this Certificate of Incorporation or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of any class or series of the stock of this corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of at least sixty six and two thirds percent (66 2/3%) of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of Directors, voting together as a single class, shall be required to amend, repeal or adopt any provision inconsistent with this Article NINTH, Sections C or D of Article FIFTH, Article SIXTH, Article SEVENTH, or Article EIGHTH.

                                                                      APPENDIX E

                            DOLE FOOD COMPANY, INC.
                                    BY-LAWS

                            ARTICLE I--STOCKHOLDERS

    SECTION 1. ANNUAL MEETING.

    (1) An annual meeting of the stockholders, for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at such place, on such date, and at such time as the Board of Directors shall each year fix.

    (2) Nominations of persons for election to the Board of Directors and the proposal of business to be transacted by the stockholders may be made at an annual meeting of stockholders (a) pursuant to the Corporation's notice with respect to such meeting, (b) by or at the direction of the Board of Directors or
(c) by any stockholder of record of the Corporation who was a stockholder of record at the time of the giving of the notice provided for in the following paragraph, who is entitled to vote at the meeting and who has complied with the notice procedures set forth in this section.

    (3) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (c) of the foregoing paragraph, (1) the stockholder must have given timely notice thereof in writing to the Corporate Secretary of the Corporation, (2) such business must be a proper matter for stockholder action under the General Corporation Law of the State of Delaware, (3) if the stockholder, or the beneficial owner on whose behalf any such proposal or nomination is made, has provided the Corporation with a Solicitation Notice, as that term is defined in subclause (c)(iii) of this paragraph, such stockholder or beneficial owner must, in the case of a proposal, have delivered a proxy statement and form of proxy to holders of at least the percentage of the Corporation's voting shares required under applicable law to carry any such proposal, or, in the case of a nomination or nominations, have delivered a proxy statement and form of proxy to holders of a percentage of the Corporation's voting shares reasonably believed by such stockholder or beneficial holder to be sufficient to elect the nominee or nominees proposed to be nominated by such stockholder, and must, in either case, have included in such materials the Solicitation Notice and (4) if no Solicitation Notice relating thereto has been timely provided pursuant to this section, the stockholder or beneficial owner proposing such business or nomination must not have solicited a number of proxies sufficient to have required the delivery of such a Solicitation Notice under this section. To be timely, a stockholder's notice shall be delivered to the Corporate Secretary at the principal executive offices of the Corporation not less than 45 nor more than 75 days prior to the first anniversary (the "Anniversary") of the date on which the Corporation first mailed its proxy materials for the preceding year's annual meeting of stockholders; provided, however, that if the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 60 days after the anniversary of the preceding year's annual meeting, notice by the stockholder to be timely must be so delivered not later than the close of business on the later of (i) the 120th day prior to such annual meeting or
(ii) the 7th day following the day on which public announcement of the date of such meeting is first made. Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person as would be required to be disclosed in solicitations of proxies for the election of such nominees as directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and such person's written consent to serve as a director if elected;

(b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of such business, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner, (ii) the class and number of shares of the Corporation that are owned beneficially and of record by such stockholder and such beneficial owner, and (iii) whether either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of, in the case of a proposal, at least the percentage of the Corporation's voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of the Corporation's voting shares to elect such nominee or nominees (an affirmative statement of such intent, a "Solicitation Notice").

    (4) Notwithstanding anything in the second sentence of the third paragraph of this Section 1 to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Corporation at least 55 days prior to the Anniversary, a stockholder's notice required by this By-Law shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Corporate Secretary at the principal executive offices of the Corporation not later than the close of business on the 7th day following the day on which such public announcement is first made by the Corporation.

    (5) Only persons nominated in accordance with the procedures set forth in this Section 1 shall be eligible to serve as directors and only such business shall be conducted at an annual meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this section. The chairman of the meeting shall have the power and the duty to determine whether a nomination or any business proposed to be brought before the meeting has been made in accordance with the procedures set forth in these By-Laws and, if any proposed nomination or business is not in compliance with these By-Laws, to declare that such defectively proposed business or nomination shall not be presented for stockholder action at the meeting and shall be disregarded.

    (6) For purposes of these By-Laws, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to
Section 13, 14 or 15(d) of the Exchange Act.

    (7) Notwithstanding the foregoing provisions of this Section 1, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to matters set forth in this Section 1. Nothing in this Section 1 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

    SECTION 2. SPECIAL MEETINGS.

    (1) Special meetings of the stockholders, other than those required by statute, may be called at any time by the Chairman of the Board, the Chief Executive Officer or by the Board of Directors acting pursuant to a resolution adopted by a majority of the Whole Board. For purposes of these By-Laws, the term "Whole Board" means the then-total number of authorized directors (including any vacancies in authorized directorships, regardless of whether any such vacancy resulted from the creation of a new authorized directorship or instead from the death, resignation, retirement, disqualification, or removal from office of a director). The Board of Directors may postpone or reschedule any previously scheduled special meeting.

    (2) Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation's notice of meeting
(a) by or at the direction of the Board of Directors or (b) by any stockholder of record of the Corporation who is a stockholder of record at the time of giving of notice provided for in this paragraph, who shall be entitled to vote at the meeting and who complies with all of the notice procedures set forth in
Section 1 of this Article I. Nominations by stockholders of persons for election to the Board of Directors may be made at such a special meeting of stockholders if the stockholder's Notice required by the third paragraph of Section 1 of this
Article I shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the later of the 120th day prior to such special meeting or the 7th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.

    (3) Notwithstanding the foregoing provisions of this Section 2, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to matters set forth in this Section 2. Nothing in this Section 2 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

    SECTION 3. NOTICE OF MEETINGS.

    Notice of the place, if any, date, and time of all meetings of the stockholders, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, shall be given, not less than ten (10) nor more than sixty
(60) days before the date on which the meeting is to be held, to each stockholder entitled to vote at such meeting, except as otherwise provided herein or required by law (meaning, here and hereinafter, as required from time to time by the Delaware General Corporation Law or the Certificate of Incorporation of the Corporation).

    When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than thirty (30) days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, notice of the place, if any, date, and time of the adjourned meeting and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting, shall be given in conformity herewith. At any adjourned meeting, any business may be transacted which might have been transacted at the original meeting. In no event shall the adjournment, or public announcement of an adjournment, of an annual meeting or special meeting of stockholders extend the existing time period or commence a new time period for the giving of the stockholder's notice pursuant to Sections 1 or 2 of this
Article I.

    SECTION 4. QUORUM.

    At any meeting of the stockholders, the holders of a majority of all of the shares of the stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum for all purposes, unless or except to the extent that the presence of a larger number may be required by law. Where a separate vote by a class or classes or series is required, a majority of the shares of such class or classes or series present in person or represented by proxy shall constitute a quorum entitled to take action with respect to that vote on that matter.

    If a quorum shall fail to attend any meeting, the chairman of the meeting may adjourn the meeting to another place, if any, date, or time.

    SECTION 5. ORGANIZATION.

    Such person as the Board of Directors may have designated or, in the absence of such a person, the Chairman of the Board or, in his or her absence, the Vice Chairman or, in his or her absence, the President of the Corporation or, in his or her absence, such person as may be chosen by the holders of a majority of the shares entitled to vote who are present, in person or by proxy, shall call to order any meeting of the stockholders and act as chairman of the meeting. In the absence of the Corporate Secretary of the Corporation, the secretary of the meeting shall be such person as the chairman of the meeting appoints.

    SECTION 6. CONDUCT OF BUSINESS.

    The chairman of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as seem to him or her in order. The chairman shall have the power to adjourn the meeting to another place, if any, date and time. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting.

    SECTION 7. PROXIES AND VOTING.

    At any meeting of the stockholders, every stockholder entitled to vote may vote in person or by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to this paragraph may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

    The Corporation may, and to the extent required by law, shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The Corporation may designate one or more alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting may, and to the extent required by law, shall, appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. Every vote taken by ballots shall be counted by a duly appointed inspector or inspectors.

    All elections shall be determined by a plurality of the votes cast, and except as otherwise required by law or the Certificate of Incorporation of the Corporation, all other matters shall be determined by a majority of the votes cast affirmatively or negatively.

    SECTION 8. STOCK LIST.

    A complete list of stockholders entitled to vote at any meeting of stockholders, arranged in alphabetical order for each class of stock and showing the address of each such stockholder and the number of shares registered in his or her name, shall be open to the examination of any such stockholder for a period of at least 10 days prior to the meeting in the manner provided by law.

    The stock list shall also be open to the examination of any stockholder during the whole time of the meeting as provided by law. This list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

                         ARTICLE II--BOARD OF DIRECTORS

    SECTION 1. NUMBER, ELECTION AND TERM OF DIRECTORS.

    Subject to the rights of the holders of any series of preferred stock to elect directors under specified circumstances, the number of directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the Whole Board. Directors shall be elected for a term of office to expire at the next annual meeting of stockholders after their election, with each director to hold office until his or her successor shall have been duly elected and qualified.

    SECTION 2. NEWLY CREATED DIRECTORSHIPS AND VACANCIES.

    Subject to the rights of the holders of any series of preferred stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall, unless otherwise required by law or by resolution of the Board of Directors, be filled only by a majority vote of the directors then in office, though less than a quorum (and not by stockholders), and directors so chosen shall serve for a term expiring at the next annual meeting of stockholders at which the term of office of the class to which they have been elected expires, with each director to hold office until such director's successor shall have been duly elected and qualified. No decrease in the number of authorized directors shall shorten the term of any incumbent director.

    SECTION 3. REGULAR MEETINGS.

    Regular meetings of the Board of Directors shall be held at such place or places, on such date or dates, and at such time or times as shall have been established by the Board of Directors and publicized among all directors. A notice of each regular meeting shall not be required.

    SECTION 4. SPECIAL MEETINGS.

    Special meetings of the Board of Directors may be called by the Chairman of the Board, the Chief Executive Officer or by a majority of the Whole Board and shall be held at such place, on such date, and at such time as they or he or she shall fix. Notice of the place, date, and time of each such special meeting shall be given to each director by whom it is not waived by mailing written notice not less than five (5) days before the meeting or by telephone or by telegraph, telex, facsimile or electronic transmission of the same not less than twenty-four (24) hours before the meeting. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting. The failure to give notice shall not invalidate any action at a meeting of the Board of Directors if a quorum is present. The presence of any director at a meeting shall constitute a waiver of the requirement of the giving of timely notice of such meeting to such director.

    SECTION 5. QUORUM.

    At any meeting of the Board of Directors, a majority of the total number of the Whole Board shall constitute a quorum for all purposes. If a quorum shall fail to attend any meeting, a majority of those present may adjourn the meeting to another place, date, or time, without further notice or waiver thereof.

    SECTION 6. PARTICIPATION IN MEETINGS BY CONFERENCE TELEPHONE.

    Members of the Board of Directors, or of any committee thereof, may participate in a meeting of such Board of Directors or committee by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other and such participation shall constitute presence in person at such meeting.

    SECTION 7. CONDUCT OF BUSINESS.

    At any meeting of the Board of Directors, business shall be transacted in such order and manner as the Board of Directors may from time to time determine, and all matters shall be determined by the vote of a majority of the directors present, except as otherwise provided herein or required by law or the Certificate of Incorporation of the Corporation. Action may be taken by the Board of Directors without a meeting if all members thereof consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

    SECTION 8. COMPENSATION OF DIRECTORS.

    Unless otherwise restricted by the Certificate of Incorporation, the Board of Directors shall have the authority to fix the compensation of the directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or paid a stated salary or paid other compensation as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be paid compensation for attending committee meetings.

                            ARTICLE III--COMMITTEES

    SECTION 1. COMMITTEES OF THE BOARD OF DIRECTORS.

    The Board of Directors may from time to time designate committees of the Board of Directors, with such lawfully delegable powers and duties as it thereby confers, to serve at the pleasure of the Board of Directors and shall, for those committees and any others provided for herein, elect a director or directors to serve as the member or members, designating, if it desires, other directors as alternate members who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member of any committee and any alternate member in his or her place, the member or members of the committee present at the meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may by unanimous vote appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member.

    SECTION 2. CONDUCT OF BUSINESS.

    Each committee may determine the procedural rules for meeting and conducting its business and shall act in accordance therewith, except as otherwise provided herein or required by law. Adequate provision shall be made for notice to members of all meetings; one-third ( 1/3) of the members shall constitute a quorum unless the committee shall consist of one (1) or two (2) members, in which event one (1) member shall constitute a quorum; and all matters shall be determined by a majority vote of the members present. Action may be taken by any committee without a meeting if all members thereof consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of the proceedings of such committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

                              ARTICLE IV--OFFICERS

    SECTION 1. GENERALLY.

    The officers of the Corporation shall consist of a Chairman of the Board, a Vice Chairman, a President, one or more Vice Presidents, a Secretary, a Treasurer, a Controller and such other officers as may from time to time be appointed by the Board of Directors. Officers shall be elected by the Board of Directors, which shall consider that subject at its first meeting after every annual meeting of stockholders. Each officer shall hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal. Any number of offices may be held by the same person.

    SECTION 2. CHAIRMAN OF THE BOARD.

    The Chairman of the Board shall be the chief executive officer of the Corporation. Subject to the provisions of these By-Laws and to the direction of the Board of Directors, he or she shall have the responsibility for the general management and control of the business and affairs of the Corporation and shall perform all duties and have all powers which are commonly incident to the office of chief executive or which are delegated to him or her by the Board of Directors. He or she shall have power to sign all stock certificates, contracts and other instruments of the Corporation that are authorized and shall have general supervision and direction of all of the other officers, employees and agents of the Corporation.

    SECTION 3. VICE CHAIRMAN.

    The Vice Chairman shall have such powers and duties as may be delegated to him or her by the Board of Directors or the Chairman of the Board. Subject to the direction of the Board of Directors and the Chairman of the Board, the Vice Chairman shall have power to sign all stock certificates, contracts and other instruments of the Corporation that are authorized.

    SECTION 4. PRESIDENT.

    The President shall be the chief operating officer of the Corporation. He or she shall have general responsibility for the management and control of the operations of the Corporation and shall perform all duties and have all powers which are commonly incident to the office of chief operating officer or which are delegated to him or her by the Board of Directors. Subject to the direction of the Board of Directors and the Chairman of the Board, the President shall have power to sign all stock certificates, contracts and other instruments of the Corporation that are authorized and shall have general supervision of all of the other officers (other than the Chairman of the Board and officers who report directly to the Chairman of the Board), employees and agents of the Corporation.

    SECTION 5. VICE PRESIDENT.

    Each Vice President shall have such powers and duties as may be delegated to him or her by the Board of Directors.

    SECTION 6. TREASURER.

    Except insofar as some other officer or employee shall from time to time be expressly authorized and instructed so to do, the Treasurer shall receive and provide receipt for, either personally or by an employee authorized by the Treasurer so to do, all checks and drafts of the Corporation, pay all debts of the Corporation under direction of the Board of Directors, keep safely all notes, stocks, bonds, deeds and all evidences of property belonging to the Corporation, have custody of all moneys either belonging to the Corporation, or in its charge, and properly care for the same and shall have such other powers and duties as the Board of Directors may from time to time prescribe.

    SECTION 7. SECRETARY.

    The Corporate Secretary shall issue all authorized notices for, and shall keep minutes of, all meetings of the stockholders and the Board of Directors. He or she shall have charge of the corporate books and shall perform such other duties as the Board of Directors may from time to time prescribe.

    SECTION 8. CONTROLLER.

    The Controller shall be the principal accounting officer of the Corporation. Except insofar as some other officer or employee shall from time to time be expressly authorized so to do, the Controller shall keep all financial books of the Corporation, keep thorough and proper accounts of the financial transactions of the Corporation and render statements of the same in such form and at such times as the Board of Directors shall require, maintain a system of budgeting control, prepare and render to such governmental officials having the right to so require, tax returns and all exhibits, reports and other instruments required by law and have such other powers or duties as may be assigned to him from time to time by the Board of Directors.

    SECTION 9. DELEGATION OF AUTHORITY.

    The Board of Directors may from time to time delegate the powers or duties of any officer to any other officers or agents, notwithstanding any provision hereof.

    SECTION 10. REMOVAL.

    Any officer of the Corporation may be removed at any time, with or without cause, by the Board of Directors.

    SECTION 11. ACTION WITH RESPECT TO SECURITIES OF OTHER CORPORATIONS.

    Unless otherwise directed by the Board of Directors, the Chairman of the Board, the Chief Executive Officer, the President or any officer of the Corporation authorized by the Chairman of the Board shall have power to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of stockholders of or with respect to any action of stockholders of any other corporation in which this Corporation may hold securities and otherwise to exercise any and all rights and powers that this Corporation may possess by reason of its ownership of securities in such other corporation.

                                ARTICLE V--STOCK

    SECTION 1. CERTIFICATES OF STOCK.

    Each stockholder shall be entitled to a certificate signed by, or in the name of the Corporation by, the Chairman of the Board, the President or a Vice President, and by the Corporate Secretary or an Assistant Corporate Secretary, or the Treasurer or an Assistant Treasurer, certifying the number of shares owned by him or her. Any or all of the signatures on the certificate may be by facsimile.

    SECTION 2. TRANSFERS OF STOCK.

    Transfers of stock shall be made only upon the transfer books of the Corporation kept at an office of the Corporation or by transfer agents designated to transfer shares of the stock of the Corporation. Except where a certificate is issued in accordance with Section 4 of Article V of these By-Laws, an outstanding certificate for the number of shares involved shall be surrendered for cancellation before a new certificate is issued therefor.

    SECTION 3. RECORD DATE.

    In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders, or to receive payment of any dividend or other distribution or allotment of any rights or to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may, except as otherwise required by law, fix a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of any meeting of stockholders, nor more than sixty (60) days prior to the time for such other action as hereinbefore described; provided, however, that if no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held, and, for determining stockholders entitled to receive payment of any dividend or other distribution or allotment of rights or to exercise any rights of change, conversion or exchange of stock or for any other purpose, the record date shall be at the close of business on the day on which the Board of Directors adopts a resolution relating thereto.

    A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

    SECTION 4. LOST, STOLEN OR DESTROYED CERTIFICATES.

    In the event of the loss, theft or destruction of any certificate of stock, another may be issued in its place pursuant to such regulations as the Board of Directors may establish concerning proof of such loss, theft or destruction and concerning the giving of a satisfactory bond or bonds of indemnity.

    SECTION 5. REGULATIONS.

    The issue, transfer, conversion and registration of certificates of stock shall be governed by such other regulations as the Board of Directors may establish.

                              ARTICLE VI--NOTICES

    SECTION 1. NOTICES.

    If mailed, notice to stockholders shall be deemed given when deposited in the mail, postage prepaid, directed to the stockholder at such stockholder's address as it appears on the records of the Corporation. Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders may be given by electronic transmission in the manner provided in Section 232 of the Delaware General Corporation Law.

    SECTION 2. WAIVERS.

    A written waiver of any notice, signed by a stockholder or director, or waiver by electronic transmission by such person, whether given before or after the time of the event for which notice is to be given, shall be deemed equivalent to the notice required to be given to such person. Neither the business nor the purpose of any meeting need be specified in such a waiver. Attendance at any meeting shall constitute waiver of notice except attendance for the sole purpose of objecting to the timeliness of notice.

                           ARTICLE VII--MISCELLANEOUS

    SECTION 1. FACSIMILE SIGNATURES.

    In addition to the provisions for use of facsimile signatures elsewhere specifically authorized in these By-laws, facsimile signatures of any officer or officers of the Corporation may be used whenever and as authorized by the Board of Directors or a committee thereof.

    SECTION 2. CORPORATE SEAL.

    The Board of Directors may provide a suitable seal, containing the name of the Corporation, which seal shall be in the charge of the Corporate Secretary. If and when so directed by the Board of Directors or a committee thereof, duplicates of the seal may be kept and used by the Treasurer or by an Assistant Corporate Secretary or Assistant Treasurer.

    SECTION 3. RELIANCE UPON BOOKS, REPORTS AND RECORDS.

    Each director, each member of any committee designated by the Board of Directors, and each officer of the Corporation shall, in the performance of his or her duties, be fully protected in relying in good faith upon the books of account or other records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or committees of the Board of Directors so designated, or by any other person as to matters that such director or committee member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

    SECTION 4. FISCAL YEAR.

    The fiscal year of the Corporation shall be as fixed by the Board of Directors.

    SECTION 5. TIME PERIODS.

    In applying any provision of these By-laws that requires that an act be done or not be done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded, and the day of the event shall be included.

            ARTICLE VIII--INDEMNIFICATION OF DIRECTORS AND OFFICERS

    SECTION 1. RIGHT TO INDEMNIFICATION.

    Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she is or was a director or an officer of the Corporation or is or was serving at the request of the Corporation as a director, officer or trustee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as a director, officer or trustee or in any other capacity while serving as a director, officer or trustee, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith; provided, however, that, except as provided in Section 3 of this Article VIII with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

    SECTION 2. RIGHT TO ADVANCEMENT OF EXPENSES.

    In addition to the right to indemnification conferred in Section 1 of this
Article VIII, an indemnitee shall also have the right to be paid by the Corporation the expenses (including attorney's fees) incurred in defending any such proceeding in advance of its final disposition (hereinafter an "advancement of expenses"); provided, however, that, if the Delaware General Corporation Law requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a "final adjudication") that such indemnitee is not entitled to be indemnified for such expenses under this Section 2 or otherwise.

    SECTION 3. RIGHT OF INDEMNITEE TO BRING SUIT.

    If a claim under Section 1 or 2 of this Article VIII is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty (20) days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In
(i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the Delaware General Corporation Law. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this
Article VIII or otherwise shall be on the Corporation.

    SECTION 4. NON-EXCLUSIVITY OF RIGHTS.

    The rights to indemnification and to the advancement of expenses conferred in this Article VIII shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Corporation's Certificate of Incorporation, By-Laws, agreement, vote of stockholders or directors or otherwise.

    SECTION 5. INSURANCE.

    The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

    SECTION 6. INDEMNIFICATION OF EMPLOYEES AND AGENTS OF THE CORPORATION.

    The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

    SECTION 7. NATURE OF RIGHTS.

    The rights conferred upon indemnitees in this Article VIII shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer or trustee and shall inure to the benefit of the indemnitee's heirs, executors and administrators. Any amendment, alteration or repeal of this
Article VIII that adversely affects any right of an indemnitee or its successors shall be prospective only and shall not limit or eliminate any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment or repeal.

                             ARTICLE IX--AMENDMENTS

    In furtherance and not in limitation of the powers conferred by law, the Board of Directors is expressly authorized to adopt, amend and repeal these By-Laws subject to the power of the holders of capital stock of the Corporation to adopt, amend or repeal the By-Laws; provided, however, that, with respect to the power of holders of capital stock to adopt, amend and repeal By-Laws of the Corporation, notwithstanding any other provision of these By-Laws, the Certificate of Incorporation of the Corporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the capital stock of the Corporation required by law, these By-Laws or any preferred stock, the affirmative vote of the holders of at least sixy six and two thirds percent (66 2/3%) of the voting power of all of the then-outstanding shares entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt, amend or repeal any provision of these By-Laws.

                                                                      APPENDIX F

                        HAWAII BUSINESS CORPORATION ACT
                       (IN EFFECT PRIOR TO JULY 1, 2001)

    SECTION 415-80.  RIGHT OF STOCKHOLDERS TO DISSENT.

    (a) Any stockholder of a corporation shall have the right to dissent from, and to obtain payment for the stockholder's shares in the event of, any of the following corporate actions: (1) Any plan of merger or consolidation to which the corporation is a party, except as provided in subsection (c); (2) Any sale or exchange of all or substantially all of the property and assets of the corporation not made in the usual and regular course of its business, including a sale in dissolution, but not including a sale pursuant to an order of a court having jurisdiction in the premises or a sale for cash on terms requiring that all or substantially all of the net proceeds of sale be distributed to the stockholders in accordance with their respective interests within one year after the date of sale. (3) Any plan of exchange to which the corporation is a party as the corporation the shares of which are to be acquired; (4) Any amendment of the articles of incorporation which materially and adversely affects the rights appurtenant to the shares of the dissenting stockholder in that it: (A) Alters or abolishes a preferential right of the shares; (B) Creates, alters, or abolishes a right in respect of the redemption of the shares, including a provision respecting a sinking fund for the redemption or repurchase of the shares; (C) Alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities; or (D) Excludes or limits the right of the holder of the shares to vote on any matter, or to cumulate the holder's votes, except as the right may be limited by dilution through the issuance of shares or other securities with similar voting rights; or (5) Any other corporate action taken pursuant to a stockholder vote with respect to which the articles of incorporation, the by-laws, or a resolution of the board of directors directs that dissenting stockholders shall have a right to obtain payment for their shares.

    (b)(1) A record holder of shares may assert dissenters' rights as to less than all of the shares registered in the record holder's name only if the record holder dissents with respect to all the shares beneficially owned by any one person, and discloses the name and address of the person or persons on whose behalf the record holder dissents. In that event, the record holder's rights shall be determined as if the shares as to which the record holder has dissented and the record holder's other shares were registered in the names of different stockholders. (2) A beneficial owner of shares who is not the record holder may assert dissenters' rights with respect to shares held on the beneficial owner's behalf, and shall be treated as a dissenting stockholder under the terms of this section and section 415-31 if the beneficial owner submits to the corporation at the time of or before the assertion of these rights a written consent of the record holder.

    (c) The right to obtain payment under this section shall not apply to the stockholders of the surviving corporation in a merger if a vote of the stockholders of the corporation is not necessary to authorize the merger.

    (d) A stockholder of a corporation who has a right under this section to obtain payment for the stockholder's shares shall have no right at law or in equity to attack the validity of the corporate action that gives rise to the stockholder's right to obtain payment, nor to have the action set aside or rescinded, except when the corporate action is unlawful or fraudulent with regard to the complaining stockholder or to the corporation.

HAWAII BUSINESS CORPORATION ACT

    SECTION 415-81.  RIGHTS OF DISSENTING STOCKHOLDERS.

    (a) As used in this section:

    "DISSENTER" means a stockholder or beneficial owner who is entitled to and does assert dissenters' rights under section 415-80, and who has performed every act required up to the time involved for the assertion of such rights.

    "CORPORATION" means the issuer of the shares held by the dissenter before the corporate action, or the successor by merger or consolidation of that issuer.

    "FAIR VALUE" of shares means their value immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless the exclusion would be inequitable.

    "INTEREST" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans, or, if none, at such rate as if fair and equitable under all of the circumstances.

    (b) If a proposed corporate action which would give rise to dissenters' rights under section 415-80(a) is submitted to a vote at a meeting of stockholders, the notice of meeting shall notify all stockholders that they have or may have a right to dissent and obtain payment for their shares by complying with the terms of this section, and shall be accompanied by a copy of sections 415-80 and 415-81 of this chapter.

    (c) If the proposed corporate action is submitted to a vote at a meeting of stockholders, any stockholder who wishes to dissent and obtain payment for the stockholder's shares must file with the corporation, prior to the vote, a written notice of intention to demand that the stockholder be paid fair compensation for the stockholder's shares if the proposed action is effectuated and shall refrain from voting the stockholder's shares in approval of the action. A stockholder who fails in either respect shall acquire no right to payment for the stockholder's shares under this section or section 415-80.

    (d) If the proposed corporate action is approved by the required vote at a meeting of stockholders, the corporation shall mail a further notice to all stockholders who gave due notice of intention to demand payment and who refrained from voting in favor of the proposed action. If the proposed corporate action is to be taken without a vote of stockholders, the corporation shall send to all stockholders who are entitled to dissent and demand payment for their shares a notice of the adoption of the plan of corporate action. The notice shall: (1) state where and when a demand for payment must be sent and certificates of certificated shares must be deposited in order to obtain payment; (2) inform holders of uncertificated shares to what extent transfer of shares will be restricted from the time that demand for payment is received;
(3) supply a form for demanding payment which includes a request for certification of the date on which the stockholder, or the person on whose behalf the stockholder dissents, acquired beneficial ownership of the shares; and (4) be accompanied by a copy of sections 415-80 and 415-81 of this chapter. The time set for the demand and deposit shall not be less than thirty days from the mailing of the notice.

    (e) A stockholder who fails to demand payment, or fails (in the case of certified shares) to deposit certificates, as required by a notice pursuant to subsection (d) shall have no right under this section or section 415-80 to receive payment for the stockholder's shares. If the shares are not represented by certificates, the corporation may restrict their transfer from the time of receipt of demand for payment until effectuation of the proposed corporate action, or the release of restrictions under the terms of subsection (f) The dissenter shall retain all other rights of a stockholder until these rights are modified by effectuation of the proposed corporate action.

    (f)(1) Within sixty days after the date set for demanding payment and depositing certificates, if the corporation has not effectuated the proposed corporate action and remitted payment for shares pursuant to paragraph (3), it shall return any certificates that have been deposited, and release uncertificated shares from any transfer restrictions imposed by reason of the demand for payment. (2) When uncertificated shares have been released from transfer restrictions, and deposited certificates have been returned, the corporation may at any later time send a new notice conforming to the requirements of subsection (d), with like effect. (3) Immediately upon effectuation of the proposed corporate action, or upon receipt of demand for payment if the corporate action has already been effectuated, the corporation shall remit to dissenters who have made demand and (if their shares are certificated) have deposited their certificates the amount which the corporation estimates to be the fair value of the shares, with interest if any has accrued. The remittance shall be accompanied by: (A) The corporation's closing balance sheet and statement of income for a fiscal year ending not more than sixteen months before the date of remittance, together with the latest available interim financial statements; (B) A statement of the corporation's estimate of fair value of the shares; and (C) A notice of the dissenter's right to demand supplemental payment, accompanied by a copy of sections 415-80 and 415-81 of this chapter.

    (g)(1) If the corporation fails to remit as required by subsection (f), or if the dissenter believes that the amount remitted is less than the fair value of the dissenter's shares, or that the interest is not correctly determined, the dissenter may send the corporation the dissenter's own estimate of the value of the shares of of the interest, and demand payment of the deficiency. (2) If the dissenter does not file such an estimate within thirty days after the corporation's mailing of its remittance, the dissenter shall be entitled to no more than the amount remitted.

    (h)(1) Not more than sixty days after receiving a demand for payment pursuant to subsection (g), if any such demands for payment remain unsettled, the corporation shall file in an appropriate court a petition requesting that the fair value of the shares and interest thereon be determined by the court.
(2) An appropriate court shall be a court of competent jurisdiction in the county of this State where the principal office of the corporation is located. If, in the case of a merger or consolidation or share exchange, the corporation is a foreign corporation without a registered office in this State, the petition shall be filed in the county where the principal office of the domestic corporation was last located. (3) All dissenters, wherever residing, whose demands have not been settled shall be made parties to the proceeding as in an action against their shares. A copy of the petition shall be served on each dissenter, if a dissenter is a nonresident, the copy may be served on the dissenter by registered or certified mail or by publication as provided by law.
(4) The jurisdiction of the court shall be plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers shall have such power and authority as shall be specified in the order of their appointment or in any amendment thereof. The dissenters shall be entitled to discovery in the same manner as parties in other civil suits. (5) All dissenters who are made parties shall be entitled to judgment for the amount by which the fair value of their shares is found to exceed the amount previously remitted, with interest. (6) If the corporation fails to file a petition as provided in paragraph (1) of this subsection, each dissenter who made a demand and who has not already settled the dissenter's claim against the corporation shall be paid by the corporation the amount demanded by the dissenter, with interest, and may sue therefor in an appropriate court.

    (i)(1) The costs and expenses of any proceeding under subsection (h), including the reasonable compensation and expenses of appraisers appointed by the court, shall be determined by the court and assessed against the corporation, except that any part of the costs and expenses may be apportioned and assessed as the court may deem equitable against all or some of the dissenters who are parties and whose action in demanding supplemental payment the court finds to be arbitrary, vexatious, or not in good faith. (2) Fees and expenses of counsel and of experts for the respective parties may be assessed as the court may deem equitable against the corporation and in favor of any or all dissenters if the corporation failed to comply substantially with the requirements of this section, and may be assessed against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith in respect to the rights provided by this section and section 415-80.
(3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and should not be assessed against the corporation, it may award to these counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefitted.

    (j)(1) Notwithstanding the foregoing provisions of this section, the corporation may elect to withhold the remittance required by subsection
(f) from any dissenter with respect to shares of which the dissenter (or the person on whose behalf the dissenter acts) was not the beneficial owner on the date of the first announcement to news media or to stockholders of the terms of the proposed corporate action. With respect to such shares, the corporation shall, upon effectuating the corporate action, state to each dissenter its estimate of the fair value of the shares, state the rate of interest to be used (explaining the basis thereof), and offer to pay the resulting amounts on receiving the dissenter's agreement to accept them in full satisfaction. (2) If the dissenter believes that the amount offered is less than the fair value of the shares and interest determined according to this section, the dissenter may within thirty days after the date of mailing of the corporation's offer, mail to the corporation the dissenter's own estimate of fair value and interest, and demand their payment. If the dissenter fails to do so, the dissenter shall be entitled to no more than the corporation's offer. (3) If the dissenter makes a demand as provided in paragraph (2), the provisions of subsections (h) and
(i) shall apply to further proceedings on the dissenter's demand.

                                    PROXY

                           DOLE FOOD COMPANY, INC.
                           PROXY FOR COMMON STOCK
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints DAVID H. MURDOCK, LAWRENCE A. KERN and
C. MICHAEL CARTER, and each of them, as Proxies, each with full power of substitution, and each with all powers that the undersigned would possess if personally present, to vote all of the shares of Common Stock of Dole Food Company, Inc. (the "Company") that the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at Dole World Headquarters, One Dole Drive, Westlake Village, California on Friday, June 8, 2001, at 10:00 a.m. local time, and any adjournments thereof. The undersigned instructs each of said Proxies, or their substitutes, to vote as specified by the undersigned on the reverse side and to vote in such manner as they may determine on any other matters that may properly come before the meeting as indicated in the Notice of Annual Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged.

             (IMPORTANT - TO BE SIGNED AND DATED ON REVERSE SIDE)

                                  [GRAPHIC]

Available in the fall of 2001, the ENCYCLOPEDIA OF FOODS: A GUIDE TO HEALTH NUTRITION is a definitive resource on what to eat for maximum health. The book is part of Dole's ongoing nutrition education program and provides a comprehensive, in-depth review of the role of nutrition in our lives by nutrition experts from Mayo Clinic, University of California, Los Angeles, and Dole Food Company, Inc.


                PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED
-------------------------------------------------------------------------------
         PLEASE MARK YOUR
A  / X / VOTES AS IN THIS
         EXAMPLE.


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1,2,3 AND 4.

                                                             WITHHOLD
                             FOR all nominees               AUTHORITY
                          listed at right (except     to vote for all nominees
                               as indicated)               listed at right

1. Election of Directors:       /   /                          /   /


/ /
_______________________________________
For all nominees except as named above.

Nominees: Mike Curb, David A. DeLorenzo, E. Rolland Dickson, Richard M. Ferry,
          Lawrence M. Johnson, Lawrence A. Kern, Zoltan Merszei, David H.
          Murdock

                                                FOR       AGAINST      ABSTAIN

2. Approve the Company's 2001 Stock            /  /         /  /         /  /
   Option and Award Plan.

3. Approve the reincorporation of the          /  /         /  /         /  /
   Company in Delaware.

4. Elect Arthur Anderson LLP as               /  /         /  /         /  /
   independent public accountants
   and auditors for the 2001 fiscal
   year.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS MADE, FOR ITEMS 1, 2, 3 AND 4 AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN THIS CARD IN THE ENCLOSED PREPAID ENVELOPE.


                                                             MARK HERE    /  /
                                                            FOR ADDRESS
                                                             CHANGE AND
                                                            NOTE AT LEFT



Signature___________________Date:______ Signature__________________Date:______

NOTE: Please sign exactly as your name appears on this proxy card. If shares are held jointly, each holder should sign. Executors, administrators, trustees, guardians, attorneys and agents should give their full titles. If shareholder is a corporation, sign in full corporate name by the authorized officer.

-------------------------------------------------------------------------------

                            DOLE FOOD COMPANY, INC.
                   INSTRUCTION FORM FOR VOTING COMMON STOCK

     The undersigned hereby instructs The Northern Trust Company, as Trustee of the Dole Food Company, Inc. Defined Contribution Benefit Plan ("TaxDip Plan") to vote all of the shares of Common Stock of Dole Food Company, Inc. (the "Company") allocated to the undersigned's TaxDip Plan Account at the Annual Meeting of Stockholders of the Company to be held at Dole World Headquarters, One Dole Drive, Westlake Village, California on Friday, June 8, 2001, at 10:00 a.m. local time, and any adjournments thereof. The undersigned instructs The Northern Trust Company to vote as specified by the undersigned on the reverse side and to vote in such manner as it may determine on any other matters that may properly come before the meeting as indicated in the Notice of Annual Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged.

             (IMPORTANT - TO BE SIGNED AND DATED ON REVERSE SIDE)

PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN THIS CARD BY 5:00 P.M., EASTERN TIME, TUESDAY, JUNE 5, 2001, IN THE ENCLOSED RETURN ENVELOPE. YOUR VOTING INSTRUCTIONS WILL BE KEPT CONFIDENTIAL BY THE TRUSTEE.

                                                          SEE REVERSE SIDE

April 26, 2001

TO: Participants in the Dole Food Company, Inc. Defined Contribution Benefit
    Plan ("TaxDip Plan")
RE: The 2001 Annual Meeting of Stockholders of Dole Food Company, Inc.

We are the Trustee of the TaxDip Plan.

This letter is to inform you that the 2001 Annual Meeting of Stockholders of Dole Food Company, Inc. will be held on June 8, 2001.

As a participant in the TaxDip Plan, you have the right to instruct the Trustee on how you want the shares of Dole Food Company, Inc. common stock allocated to your account under the TaxDip Plan to be voted. If your completed instruction form is received in a timely manner by the Trustee's independent tabulation agent as described below, the Trustee shall vote as instructed all Dole Food Company, Inc. shares allocated to your TaxDip Plan account unless to do so would be inconsistent with the Trustee's duties.

Enclosed is the Proxy Statement, instruction form, return envelope and 2000 Annual Report prepared by Dole Food Company, Inc. Please review these materials carefully before completing the enclosed instruction form. You cannot vote the Dole Food Company, Inc. shares allocated to your TaxDip Plan account in person. You must use the enclosed instruction form. Please mark, sign and date the enclosed instruction form in accordance with the instructions therein, and return it to our independent tabulation agent in the enclosed envelope. We cannot give assurance that instruction forms received later than 5:00 p.m., Eastern Time, on June 5, 2001 will be honored. If you are an overseas employee, you may wish to expedite this process by returning the instruction form, sealed in the return envelope, via Dole "Pouch Mail." Dole, in turn, will forward the sealed envelope for tabulation.

If you fail to complete an instruction form, and as respects all unallocated shares of Dole Food Company, Inc. common stock held in the TaxDip Plan, the Trustee will vote such shares proportionately in the same manner as it votes Dole Food Company, Inc. shares as to which the Trustee or its agent has received voting instructions as specified above unless to do so would be inconsistent with the Trustee's duties.

Your voting instruction form will be kept strictly confidential.

     Very truly yours,

     THE NORTHERN TRUST COMPANY, AS TRUSTEE
     OF THE DOLE FOOD COMPANY, INC. MASTER RETIREMENT
     SAVINGS TRUST (DAILY VALUATION)


                PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED
-------------------------------------------------------------------------------
         PLEASE MARK YOUR
A  / X / VOTES AS IN THIS
         EXAMPLE.


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1,2,3 AND 4.

                                                             WITHHOLD
                             FOR all nominees               AUTHORITY
                          listed at right (except     to vote for all nominees
                               as indicated)               listed at right

1. Election of Directors:       /   /                          /   /


/ /
_______________________________________
For all nominees except as named above.

Nominees: Mike Curb, David A. DeLorenzo, E. Rolland Dickson, Richard M. Ferry,
          Lawrence M. Johnson, Lawrence A. Kern, Zoltan Merszei, David H.
          Murdock

                                                FOR       AGAINST      ABSTAIN

2. Approve the Company's 2001 Stock            /  /         /  /         /  /
   Option and Award Plan.

3. Approve the reincorporation of the          /  /         /  /         /  /
   Company in Delaware


4. Elect Arthur Anderson LLP as               /  /         /  /         /  /
   independent public accountants
   and auditors for the 2001 fiscal
   year.


THIS INSTRUCTION FORM, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS MADE, FOR ITEMS 1, 2, 3 AND 4 AND AS SAID TRUSTEE DEEMS ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN THIS CARD IN THE ENCLOSED PREPAID ENVELOPE.


                                                             MARK HERE    /  /
                                                            FOR ADDRESS
                                                             CHANGE AND
                                                            NOTE AT LEFT



Signature___________________Date:______ Signature__________________Date:______

NOTE: Please sign exactly as your name appears on the instruction form and return it to the Trustee's tabulation agent by 5:00 p.m., Eastern Time, June 5, 2001, to be tabulated. Your voting instructions will be kept confidential.

-------------------------------------------------------------------------------